FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841
Net Assets	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841

NET ASSETS, representing:
Accumulation units	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841
	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841

Units outstanding	92,521	444,220	61,482	55,821	394,553

Portfolio shares held	57,881	4,773,203	95,253	38,393	341,950
Portfolio net asset value per share	$75.56	$1.00	$20.07	$24.99	$22.07
Investment in portfolio shares, at cost	$1,568,711	$4,773,203	$807,272	$651,460	$5,392,092

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$21	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	38,890	27,826	13,626	7,646	63,552
NET INVESTMENT INCOME (LOSS)	(38,890)	(27,805)	(13,626)	(7,646)	(63,552)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	402,596	—	109,907	40,179	522,090
Net change in unrealized appreciation (depreciation) on investments	252,153	—	488,391	33,419	1,252,855
NET GAIN (LOSS) ON INVESTMENTS	654,749	—	598,298	73,598	1,774,945

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$615,859	$(27,805)	$584,672	$65,952	$1,711,393

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,532,921	$1,696,320	$—	$3,053,206	$5,836,811
Net Assets	$1,532,921	$1,696,320	$—	$3,053,206	$5,836,811

NET ASSETS, representing:
Accumulation units	$1,532,921	$1,696,320	$—	$3,053,206	$5,836,811
	$1,532,921	$1,696,320	$—	$3,053,206	$5,836,811

Units outstanding	88,035	67,010	—	124,716	286,114

Portfolio shares held	123,424	52,713	—	79,449	333,723
Portfolio net asset value per share	$12.42	$32.18	$—	$38.43	$17.49
Investment in portfolio shares, at cost	$1,099,986	$776,894	$—	$1,372,053	$2,584,153

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	2/19/2021**	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	12,667	13,014	1,328	25,904	52,949
NET INVESTMENT INCOME (LOSS)	(12,667)	(13,014)	(1,328)	(25,904)	(52,949)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,428	94,052	540,814	397,576	533,193
Net change in unrealized appreciation (depreciation) on investments	69,124	(113,978)	(474,760)	432,276	86,813
NET GAIN (LOSS) ON INVESTMENTS	93,552	(19,926)	66,054	829,852	620,006

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$80,885	$(32,940)	$64,726	$803,948	$567,057

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,248,069	$2,296,668	$14,243,210	$2,337,562	$6,435,014
Net Assets	$3,248,069	$2,296,668	$14,243,210	$2,337,562	$6,435,014

NET ASSETS, representing:
Accumulation units	$3,248,069	$2,296,668	$14,243,210	$2,337,562	$6,435,014
	$3,248,069	$2,296,668	$14,243,210	$2,337,562	$6,435,014

Units outstanding	122,965	102,044	328,438	64,363	245,469

Portfolio shares held	100,033	53,585	143,162	43,514	138,895
Portfolio net asset value per share	$32.47	$42.86	$99.49	$53.72	$46.33
Investment in portfolio shares, at cost	$1,233,546	$1,143,316	$4,727,494	$612,800	$3,162,005

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	25,340	18,371	130,680	19,100	52,296
NET INVESTMENT INCOME (LOSS)	(25,340)	(18,371)	(130,680)	(19,100)	(52,296)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,004	235,921	1,463,745	108,482	508,414
Net change in unrealized appreciation (depreciation) on investments	488,564	320,973	973,102	343,288	1,133,632
NET GAIN (LOSS) ON INVESTMENTS	739,568	556,894	2,436,847	451,770	1,642,046

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$714,228	$538,523	$2,306,167	$432,670	$1,589,750

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,345,856	$1,687,214	$4,445,593	$—	$903,941
Net Assets	$1,345,856	$1,687,214	$4,445,593	$—	$903,941

NET ASSETS, representing:
Accumulation units	$1,345,856	$1,687,214	$4,445,593	$—	$903,941
	$1,345,856	$1,687,214	$4,445,593	$—	$903,941

Units outstanding	33,464	124,095	305,799	—	43,177

Portfolio shares held	16,355	146,206	282,979	—	33,160
Portfolio net asset value per share	$82.29	$11.54	$15.71	$—	$27.26
Investment in portfolio shares, at cost	$554,689	$1,587,177	$3,751,522	$—	$680,165

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	10/15/2021**	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	14,497	14,637	40,377	26,677	7,872
NET INVESTMENT INCOME (LOSS)	(14,497)	(14,637)	(40,377)	(26,677)	(7,872)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	131,590	5,671	224,852	2,480,750	18,988
Net change in unrealized appreciation (depreciation) on investments	(68,461)	(15,513)	(281,745)	(1,602,962)	168,469
NET GAIN (LOSS) ON INVESTMENTS	63,129	(9,842)	(56,893)	877,788	187,457

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$48,632	$(24,479)	$(97,270)	$851,111	$179,585

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,540,684	$1,279,548	$1,466,580	$1,431,558	$2,732,046
Net Assets	$3,540,684	$1,279,548	$1,466,580	$1,431,558	$2,732,046

NET ASSETS, representing:
Accumulation units	$3,540,684	$1,279,548	$1,466,580	$1,431,558	$2,732,046
	$3,540,684	$1,279,548	$1,466,580	$1,431,558	$2,732,046

Units outstanding	128,765	91,385	59,036	79,395	106,626

Portfolio shares held	83,526	55,729	45,574	35,243	90,077
Portfolio net asset value per share	$42.39	$22.96	$32.18	$40.62	$30.33
Investment in portfolio shares, at cost	$2,089,892	$1,025,486	$797,332	$908,760	$1,195,736

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	34,499	10,122	10,675	11,885	26,861
NET INVESTMENT INCOME (LOSS)	(34,499)	(10,122)	(10,675)	(11,885)	(26,861)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	179,823	27,462	52,837	75,888	484,857
Net change in unrealized appreciation (depreciation) on investments	225,075	64,193	159,925	71,126	(118,110)
NET GAIN (LOSS) ON INVESTMENTS	404,898	91,655	212,762	147,014	366,747

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$370,399	$81,533	$202,087	$135,129	$339,886

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100
ASSETS
Investment in the portfolios, at fair value	$45,584	$8,515	$138,449	$31,287	$1,117,879
Net Assets	$45,584	$8,515	$138,449	$31,287	$1,117,879

NET ASSETS, representing:
Accumulation units	$45,584	$8,515	$138,449	$31,287	$1,117,879
	$45,584	$8,515	$138,449	$31,287	$1,117,879

Units outstanding	2,121	2,890	2,719	2,574	33,307

Portfolio shares held	3,306	585	2,982	1,221	15,133
Portfolio net asset value per share	$13.79	$14.55	$46.43	$25.62	$73.87
Investment in portfolio shares, at cost	$25,673	$11,798	$90,332	$28,840	$904,633

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$268	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	264	83	1,231	229	5,180
NET INVESTMENT INCOME (LOSS)	(264)	(83)	(1,231)	39	(5,180)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	135	—	—	148,876
Net realized gain (loss) on shares redeemed	1,021	(11,586)	(1,857)	118	18,157
Net change in unrealized appreciation (depreciation) on investments	4,083	7,733	53,432	5,826	57,237
NET GAIN (LOSS) ON INVESTMENTS	5,104	(3,718)	51,575	5,944	224,270

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,840	$(3,801)	$50,344	$5,983	$219,090

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund
ASSETS
Investment in the portfolios, at fair value	$2,098,222	$238,044	$132,074	$269,150	$703
Net Assets	$2,098,222	$238,044	$132,074	$269,150	$703

NET ASSETS, representing:
Accumulation units	$2,098,222	$238,044	$132,074	$269,150	$703
	$2,098,222	$238,044	$132,074	$269,150	$703

Units outstanding	31,141	7,839	3,713	8,363	754

Portfolio shares held	21,126	9,068	671	3,693	23
Portfolio net asset value per share	$99.32	$26.25	$196.70	$72.88	$31.10
Investment in portfolio shares, at cost	$1,253,059	$172,938	$78,613	$199,392	$1,239

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$397	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	12,297	2,174	1,077	1,979	7
NET INVESTMENT INCOME (LOSS)	(12,297)	(2,174)	(680)	(1,979)	(7)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	417,449	17,903	4,759	18,736	—
Net realized gain (loss) on shares redeemed	40,608	14,659	971	14,631	(10)
Net change in unrealized appreciation (depreciation) on investments	276,071	15,358	29,245	22,847	(162)
NET GAIN (LOSS) ON INVESTMENTS	734,128	47,920	34,975	56,214	(172)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$721,831	$45,746	$34,295	$54,235	$(179)
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$1,365,689	$1,957,311	$142,527	$31,166	$495,211
Net Assets	$1,365,689	$1,957,311	$142,527	$31,166	$495,211

NET ASSETS, representing:
Accumulation units	$1,365,689	$1,957,311	$142,527	$31,166	$495,211
	$1,365,689	$1,957,311	$142,527	$31,166	$495,211

Units outstanding	49,472	71,950	8,153	971	13,771

Portfolio shares held	40,333	51,400	72,718	713	33,551
Portfolio net asset value per share	$33.86	$38.08	$1.96	$43.70	$14.76
Investment in portfolio shares, at cost	$1,128,531	$1,302,172	$179,325	$23,933	$366,914

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$2,675	$—	$1,981	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	11,547	17,505	1,440	179	4,485
NET INVESTMENT INCOME (LOSS)	(8,872)	(17,505)	541	(179)	(4,485)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	139,139	177,567	—	3,251	53,585
Net realized gain (loss) on shares redeemed	11,643	120,267	(9,537)	1,109	18,025
Net change in unrealized appreciation (depreciation) on investments	(2,353)	(44,082)	18,214	(38)	(33,234)
NET GAIN (LOSS) ON INVESTMENTS	148,429	253,752	8,677	4,322	38,376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$139,557	$236,247	$9,218	$4,143	$33,891
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$628,272	$1,896,114	$1,242,297	$435,141	$1,268,681
Net Assets	$628,272	$1,896,114	$1,242,297	$435,141	$1,268,681

NET ASSETS, representing:
Accumulation units	$628,272	$1,896,114	$1,242,297	$435,141	$1,268,681
	$628,272	$1,896,114	$1,242,297	$435,141	$1,268,681

Units outstanding	28,067	103,083	89,946	30,554	109,417

Portfolio shares held	21,069	86,265	92,090	19,280	85,376
Portfolio net asset value per share	$29.82	$21.98	$13.49	$22.57	$14.86
Investment in portfolio shares, at cost	$530,663	$984,238	$1,001,689	$299,364	$1,111,303

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$12,741	$—	$13,023	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	5,899	17,253	14,047	4,288	15,115
NET INVESTMENT INCOME (LOSS)	6,842	(17,253)	(1,024)	(4,288)	(15,115)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,306	—	—	—	—
Net realized gain (loss) on shares redeemed	16,209	90,776	88,182	19,368	62,463
Net change in unrealized appreciation (depreciation) on investments	69,244	163,514	(196,837)	45,753	(98,014)
NET GAIN (LOSS) ON INVESTMENTS	87,759	254,290	(108,655)	65,121	(35,551)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$94,601	$237,037	$(109,679)	$60,833	$(50,666)

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio	AST Large-Cap Core Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,288,555	$841,309	$3,541,410
Net Assets	$1,288,555	$841,309	$3,541,410

NET ASSETS, representing:
Accumulation units	$1,288,555	$841,309	$3,541,410
	$1,288,555	$841,309	$3,541,410

Units outstanding	75,194	85,426	333,660

Portfolio shares held	11,241	69,301	115,280
Portfolio net asset value per share	$114.63	$12.14	$30.72
Investment in portfolio shares, at cost	$952,597	$846,252	$3,358,179

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio	AST Large-Cap Core Portfolio
	1/1/2021	1/1/2021	10/15/2021*
	to	to	to
	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	9,275	7,036	7,649
NET INVESTMENT INCOME (LOSS)	(9,275)	(7,036)	(7,649)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	131,825	—	—
Net realized gain (loss) on shares redeemed	70,857	83	4,275
Net change in unrealized appreciation (depreciation) on investments	2,559	(11,933)	183,231
NET GAIN (LOSS) ON INVESTMENTS	205,241	(11,850)	187,506

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$195,966	$(18,886)	$179,857

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(38,890)	$(27,805)	$(13,626)	$(7,646)	$(63,552)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	402,596	—	109,907	40,179	522,090
Net change in unrealized appreciation (depreciation) on investments	252,153	—	488,391	33,419	1,252,855
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	615,859	(27,805)	584,672	65,952	1,711,393

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,246	193,042	14,600	30,912	78,077
Policy loans	(1,988)	(1,973)	(104)	(53)	(8,850)
Policy loan repayments and interest	5,594	5,610	1,086	—	1,864
Surrenders, withdrawals and death benefits	(146,534)	(2,767,012)	(16,783)	(49,909)	(197,800)
Net transfers between other subaccounts
or fixed rate option	65,838	4,588,193	(79,355)	(7,867)	(1,041,836)
Miscellaneous transactions	19,488	1,898	313	(178)	(400)
Other charges	(71,816)	(204,095)	(26,771)	(32,084)	(144,754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,172)	1,815,663	(107,014)	(59,179)	(1,313,699)

TOTAL INCREASE (DECREASE) IN NET ASSETS	517,687	1,787,858	477,658	6,773	397,694

NET ASSETS
Beginning of period	3,855,801	2,985,345	1,434,062	952,674	7,149,147
End of period	$4,373,488	$4,773,203	$1,911,720	$959,447	$7,546,841

Beginning units	96,076	285,321	66,454	58,537	455,642
Units issued	7,734	681,576	1,551	1,713	13,120
Units redeemed	(11,289)	(522,677)	(6,523)	(4,429)	(74,209)
Ending units	92,521	444,220	61,482	55,821	394,553

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	2/19/2021**	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(12,667)	$(13,014)	$(1,328)	$(25,904)	$(52,949)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,428	94,052	540,814	397,576	533,193
Net change in unrealized appreciation (depreciation) on investments	69,124	(113,978)	(474,760)	432,276	86,813
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	80,885	(32,940)	64,726	803,948	567,057

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,335	28,249	1,180	23,469	88,632
Policy loans	(4,653)	(7,235)	(30)	(2,918)	(6,830)
Policy loan repayments and interest	1,774	12,290	—	14,495	10,275
Surrenders, withdrawals and death benefits	(21,298)	(9,821)	(1,021)	(28,284)	(270,590)
Net transfers between other subaccounts
or fixed rate option	10,654	(32,715)	(1,023,716)	(401,209)	(535,615)
Miscellaneous transactions	(1)	(162)	20	(548)	13,991
Other charges	(38,523)	(33,631)	(2,122)	(51,586)	(135,793)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,712)	(43,025)	(1,025,689)	(446,581)	(835,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,173	(75,965)	(960,963)	357,367	(268,873)

NET ASSETS
Beginning of period	1,484,748	1,772,285	960,963	2,695,839	6,105,684
End of period	$1,532,921	$1,696,320	$—	$3,053,206	$5,836,811

Beginning units	90,367	67,990	49,370	138,308	328,795
Units issued	2,307	3,002	65	2,026	4,427
Units redeemed	(4,639)	(3,982)	(49,435)	(15,618)	(47,108)
Ending units	88,035	67,010	—	124,716	286,114

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(25,340)	$(18,371)	$(130,680)	$(19,100)	$(52,296)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	251,004	235,921	1,463,745	108,482	508,414
Net change in unrealized appreciation (depreciation) on investments	488,564	320,973	973,102	343,288	1,133,632
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	714,228	538,523	2,306,167	432,670	1,589,750

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,922	38,127	192,897	30,046	59,121
Policy loans	(9,545)	(1,351)	(18,386)	(10,566)	(10,004)
Policy loan repayments and interest	—	65,144	69,672	10,988	16,228
Surrenders, withdrawals and death benefits	(57,255)	(187,551)	(456,284)	(38,481)	(153,266)
Net transfers between other subaccounts
or fixed rate option	(211,334)	(83,752)	(1,226,245)	(24,726)	566,209
Miscellaneous transactions	(1,611)	(3,210)	8,863	(50)	(1,431)
Other charges	(41,330)	(57,359)	(276,700)	(38,258)	(109,207)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(292,153)	(229,952)	(1,706,183)	(71,047)	367,650

TOTAL INCREASE (DECREASE) IN NET ASSETS	422,075	308,571	599,984	361,623	1,957,400

NET ASSETS
Beginning of period	2,825,994	1,988,097	13,643,226	1,975,939	4,477,614
End of period	$3,248,069	$2,296,668	$14,243,210	$2,337,562	$6,435,014

Beginning units	136,613	113,915	361,588	66,633	235,463
Units issued	1,592	6,847	9,501	1,384	39,859
Units redeemed	(15,240)	(18,718)	(42,651)	(3,654)	(29,853)
Ending units	122,965	102,044	328,438	64,363	245,469

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	10/15/2021**	12/31/2021

OPERATIONS
Net investment income (loss)	$(14,497)	$(14,637)	$(40,377)	$(26,677)	$(7,872)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	131,590	5,671	224,852	2,480,750	18,988
Net change in unrealized appreciation (depreciation) on investments	(68,461)	(15,513)	(281,745)	(1,602,962)	168,469
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	48,632	(24,479)	(97,270)	851,111	179,585

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,525	20,878	106,404	29,314	23,881
Policy loans	(2)	(62)	(7,880)	(4,727)	(73)
Policy loan repayments and interest	265	13,375	13,783	—	—
Surrenders, withdrawals and death benefits	(7,613)	(17,281)	(101,289)	(3,635,732)	(34,012)
Net transfers between other subaccounts
or fixed rate option	(32,178)	110,482	(381,079)	(115,073)	(46,365)
Miscellaneous transactions	(149)	(24)	42	(42)	(148)
Other charges	(21,071)	(25,472)	(129,663)	(53,932)	(28,604)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(42,223)	101,896	(499,682)	(3,780,192)	(85,321)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,409	77,417	(596,952)	(2,929,081)	94,264

NET ASSETS
Beginning of period	1,339,447	1,609,797	5,042,545	2,929,081	809,677
End of period	$1,345,856	$1,687,214	$4,445,593	$—	$903,941

Beginning units	34,414	116,954	320,995	123,168	48,191
Units issued	2,241	11,043	35,018	1,232	2,135
Units redeemed	(3,191)	(3,902)	(50,214)	(124,400)	(7,149)
Ending units	33,464	124,095	305,799	—	43,177

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(34,499)	$(10,122)	$(10,675)	$(11,885)	$(26,861)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	179,823	27,462	52,837	75,888	484,857
Net change in unrealized appreciation (depreciation) on investments	225,075	64,193	159,925	71,126	(118,110)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	370,399	81,533	202,087	135,129	339,886

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,872	13,939	10,786	18,055	46,823
Policy loans	(52,191)	(79)	(4,210)	(1,944)	(331)
Policy loan repayments and interest	2,054	1,072	936	686	10,974
Surrenders, withdrawals and death benefits	(249,005)	(13,028)	(50,656)	(56,538)	(143,895)
Net transfers between other subaccounts
or fixed rate option	74,644	9,861	37,804	(11,592)	(337,758)
Miscellaneous transactions	(117)	(5)	(437)	5,755	92
Other charges	(57,796)	(20,448)	(14,076)	(37,262)	(59,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(247,539)	(8,688)	(19,853)	(82,840)	(483,914)

TOTAL INCREASE (DECREASE) IN NET ASSETS	122,860	72,845	182,234	52,289	(144,028)

NET ASSETS
Beginning of period	3,417,824	1,206,703	1,284,346	1,379,269	2,876,074
End of period	$3,540,684	$1,279,548	$1,466,580	$1,431,558	$2,732,046

Beginning units	137,700	91,821	60,671	84,482	123,722
Units issued	3,872	3,881	1,611	3,552	6,693
Units redeemed	(12,807)	(4,317)	(3,246)	(8,639)	(23,789)
Ending units	128,765	91,385	59,036	79,395	106,626

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(264)	$(83)	$(1,231)	$39	$(5,180)
Capital gains distributions received	—	135	—	—	148,876
Net realized gain (loss) on shares redeemed	1,021	(11,586)	(1,857)	118	18,157
Net change in unrealized appreciation (depreciation) on investments	4,083	7,733	53,432	5,826	57,237
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,840	(3,801)	50,344	5,983	219,090

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45	2,367	1,027	283	4,739
Policy loans	—	(2)	(58)	—	(30)
Policy loan repayments and interest	—	—	1,066	—	—
Surrenders, withdrawals and death benefits	—	(57)	—	—	—
Net transfers between other subaccounts
or fixed rate option	1,834	(40,336)	(986)	418	982
Miscellaneous transactions	—	—	52	—	—
Other charges	(1,944)	(1,320)	(2,599)	(791)	(20,168)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(65)	(39,348)	(1,498)	(90)	(14,477)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,775	(43,149)	48,846	5,893	204,613

NET ASSETS
Beginning of period	40,809	51,664	89,603	25,394	913,266
End of period	$45,584	$8,515	$138,449	$31,287	$1,117,879

Beginning units	2,122	41,068	2,761	2,583	33,789
Units issued	72	1,152	66	77	158
Units redeemed	(73)	(39,330)	(108)	(86)	(640)
Ending units	2,121	2,890	2,719	2,574	33,307

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(12,297)	$(2,174)	$(680)	$(1,979)	$(7)
Capital gains distributions received	417,449	17,903	4,759	18,736	—
Net realized gain (loss) on shares redeemed	40,608	14,659	971	14,631	(10)
Net change in unrealized appreciation (depreciation) on investments	276,071	15,358	29,245	22,847	(162)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	721,831	45,746	34,295	54,235	(179)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,051	2,122	50	3,037	173
Policy loans	(2,896)	(1,331)	(2)	—	—
Policy loan repayments and interest	243	118	—	—	—
Surrenders, withdrawals and death benefits	(2,081)	(118)	—	(8,702)	—
Net transfers between other subaccounts
or fixed rate option	24,511	(17,849)	24,595	7,271	—
Miscellaneous transactions	(28)	(3)	—	(7,522)	—
Other charges	(41,320)	(4,176)	(1,018)	(680)	(1)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(17,520)	(21,237)	23,625	(6,596)	172

TOTAL INCREASE (DECREASE) IN NET ASSETS	704,311	24,509	57,920	47,639	(7)

NET ASSETS
Beginning of period	1,393,911	213,535	74,154	221,511	710
End of period	$2,098,222	$238,044	$132,074	$269,150	$703

Beginning units	31,040	8,633	2,835	8,601	569
Units issued	1,022	386	912	1,067	186
Units redeemed	(921)	(1,180)	(34)	(1,305)	(1)
Ending units	31,141	7,839	3,713	8,363	754

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(8,872)	$(17,505)	$541	$(179)	$(4,485)
Capital gains distributions received	139,139	177,567	—	3,251	53,585
Net realized gain (loss) on shares redeemed	11,643	120,267	(9,537)	1,109	18,025
Net change in unrealized appreciation (depreciation) on investments	(2,353)	(44,082)	18,214	(38)	(33,234)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	139,557	236,247	9,218	4,143	33,891

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,763	26,613	2,904	131	4,387
Policy loans	(85)	(573)	(1,705)	—	(7)
Policy loan repayments and interest	110	24,757	—	—	—
Surrenders, withdrawals and death benefits	(28,579)	(78,491)	(4,460)	—	(13,580)
Net transfers between other subaccounts
or fixed rate option	13,168	(72,057)	113	2,989	12,666
Miscellaneous transactions	(454)	347	5	—	359
Other charges	(17,348)	(40,559)	(3,567)	(1,213)	(11,245)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(19,425)	(139,963)	(6,710)	1,907	(7,420)

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,132	96,284	2,508	6,050	26,471

NET ASSETS
Beginning of period	1,245,557	1,861,027	140,019	25,116	468,740
End of period	$1,365,689	$1,957,311	$142,527	$31,166	$495,211

Beginning units	50,063	77,530	8,613	881	13,880
Units issued	1,345	3,181	147	163	1,101
Units redeemed	(1,936)	(8,761)	(607)	(73)	(1,210)
Ending units	49,472	71,950	8,153	971	13,771
The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$6,842	$(17,253)	$(1,024)	$(4,288)	$(15,115)
Capital gains distributions received	2,306	—	—	—	—
Net realized gain (loss) on shares redeemed	16,209	90,776	88,182	19,368	62,463
Net change in unrealized appreciation (depreciation) on investments	69,244	163,514	(196,837)	45,753	(98,014)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	94,601	237,037	(109,679)	60,833	(50,666)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,528	26,873	15,391	13,813	10,255
Policy loans	(1,271)	(3,928)	(34)	(40)	(38)
Policy loan repayments and interest	—	905	—	81	(198)
Surrenders, withdrawals and death benefits	(15,587)	(46,877)	(131,372)	(56,434)	(220)
Net transfers between other subaccounts
or fixed rate option	(25,884)	(54,315)	(30,180)	(2,144)	(180,054)
Miscellaneous transactions	(287)	(3,225)	627	809	—
Other charges	(18,290)	(43,356)	(26,551)	(17,185)	(16,195)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,791)	(123,923)	(172,119)	(61,100)	(186,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,810	113,114	(281,798)	(267)	(237,116)

NET ASSETS
Beginning of period	562,462	1,783,000	1,524,095	435,408	1,505,797
End of period	$628,272	$1,896,114	$1,242,297	$435,141	$1,268,681

Beginning units	29,521	110,357	100,980	35,254	125,830
Units issued	1,146	2,864	5,718	939	15,630
Units redeemed	(2,600)	(10,138)	(16,752)	(5,639)	(32,043)
Ending units	28,067	103,083	89,946	30,554	109,417

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio	AST Large-Cap Core Portfolio
	1/1/2021	1/1/2021	10/15/2021*
	to	to	to
	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(9,275)	$(7,036)	$(7,649)
Capital gains distributions received	131,825	—	—
Net realized gain (loss) on shares redeemed	70,857	83	4,275
Net change in unrealized appreciation (depreciation) on investments	2,559	(11,933)	183,231
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	195,966	(18,886)	179,857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,410	5,524	3,483,316
Policy loans	(20)	—	(9)
Policy loan repayments and interest	—	—	—
Surrenders, withdrawals and death benefits	(67,311)	(2,479)	(35,748)
Net transfers between other subaccounts
or fixed rate option	130,056	88,019	(71,970)
Miscellaneous transactions	(2,030)	1	(713)
Other charges	(15,857)	(15,486)	(13,323)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	59,248	75,579	3,361,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	255,214	56,693	3,541,410

NET ASSETS
Beginning of period	1,033,341	784,616	—
End of period	$1,288,555	$841,309	$3,541,410

Beginning units	71,208	77,843	—
Units issued	15,228	11,809	344,983
Units redeemed	(11,242)	(4,226)	(11,323)
Ending units	75,194	85,426	333,660

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(29,951)	$(14,790)	$(11,149)	$(8,046)	$(49,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,495	—	130,914	81,832	238,980
Net change in unrealized appreciation (depreciation) on investments	846,971	—	(189,969)	18,058	(105,076)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,106,515	(14,790)	(70,204)	91,844	84,264

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,376	119,700	14,235	23,296	80,793
Policy loans	(1,956)	(75,794)	(2,095)	(54)	(2,410)
Policy loan repayments and interest	38,294	2,275	6,271	—	15,127
Surrenders, withdrawals and death benefits	(94,990)	(390,084)	(23,038)	(16,479)	(233,053)
Net transfers between other subaccounts
or fixed rate option	(100,576)	116,874	(84,372)	(71,889)	167,498
Miscellaneous transactions	(517)	(14)	(230)	250	(4,301)
Other charges	(69,106)	(181,445)	(27,394)	(32,240)	(138,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(198,475)	(408,488)	(116,623)	(97,116)	(114,813)

TOTAL INCREASE (DECREASE) IN NET ASSETS	908,040	(423,278)	(186,827)	(5,272)	(30,549)

NET ASSETS
Beginning of period	2,947,761	3,408,623	1,620,889	957,946	7,179,696
End of period	$3,855,801	$2,985,345	$1,434,062	$952,674	$7,149,147

Beginning units	102,890	315,810	74,981	63,621	464,903
Units issued	4,536	99,782	2,897	7,234	26,231
Units redeemed	(11,350)	(130,271)	(11,424)	(12,318)	(35,492)
Ending units	96,076	285,321	66,454	58,537	455,642

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(11,332)	$(10,814)	$(8,328)	$(18,337)	$(44,087)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,521	141,384	54,419	100,907	163,759
Net change in unrealized appreciation (depreciation) on investments	26,558	340,967	(127,712)	(82,742)	1,436,838
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,747	471,537	(81,621)	(172)	1,556,510

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,641	26,814	6,639	21,582	87,189
Policy loans	(243)	(8,592)	(2,030)	(238)	(1,761)
Policy loan repayments and interest	1,024	5,597	2,514	20,194	37,251
Surrenders, withdrawals and death benefits	(8,939)	(91,124)	(91,981)	(113,255)	(127,662)
Net transfers between other subaccounts
or fixed rate option	107,720	(87,221)	18,988	62,730	(130,994)
Miscellaneous transactions	(96)	(790)	(1,958)	3,307	(821)
Other charges	(42,818)	(36,837)	(16,713)	(44,478)	(134,022)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	68,289	(192,153)	(84,541)	(50,158)	(270,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,036	279,384	(166,162)	(50,330)	1,285,690

NET ASSETS
Beginning of period	1,387,712	1,492,901	1,127,125	2,746,169	4,819,994
End of period	$1,484,748	$1,772,285	$960,963	$2,695,839	$6,105,684

Beginning units	84,396	76,535	56,724	141,077	346,922
Units issued	9,729	2,260	1,928	8,362	6,802
Units redeemed	(3,758)	(10,805)	(9,282)	(11,131)	(24,929)
Ending units	90,367	67,990	49,370	138,308	328,795
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(18,649)	$(13,631)	$(112,471)	$(15,159)	$(32,871)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	158,729	72,050	1,240,598	167,589	257,303
Net change in unrealized appreciation (depreciation) on investments	(138,049)	(103,474)	2,230,999	306,125	(361,824)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,031	(45,055)	3,359,126	458,555	(137,392)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,078	24,588	165,782	19,846	45,780
Policy loans	(281)	(1,502)	(28,240)	(36)	(803)
Policy loan repayments and interest	4,168	6,448	68,585	9,896	20,947
Surrenders, withdrawals and death benefits	(74,448)	(28,847)	(703,870)	(78,873)	(212,702)
Net transfers between other subaccounts
or fixed rate option	(31,688)	(62,362)	(686,050)	32,941	20,476
Miscellaneous transactions	(1,753)	261	(7,541)	(381)	(4,100)
Other charges	(41,851)	(51,217)	(313,222)	(36,827)	(90,502)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(122,775)	(112,631)	(1,504,556)	(53,434)	(220,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,744)	(157,686)	1,854,570	405,121	(358,296)

NET ASSETS
Beginning of period	2,946,738	2,145,783	11,788,656	1,570,818	4,835,910
End of period	$2,825,994	$1,988,097	$13,643,226	$1,975,939	$4,477,614

Beginning units	146,432	120,305	409,123	68,589	252,998
Units issued	10,419	3,268	8,696	5,031	19,939
Units redeemed	(20,238)	(9,658)	(56,231)	(6,987)	(37,474)
Ending units	136,613	113,915	361,588	66,633	235,463

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(10,682)	$(14,746)	$(40,627)	$(28,612)	$(6,221)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,766	22,296	109,516	148,561	2,421
Net change in unrealized appreciation (depreciation) on investments	312,329	18,875	239,855	(311,785)	(13,642)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	417,413	26,425	308,744	(191,836)	(17,442)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,867	26,228	98,616	40,620	35,618
Policy loans	(8)	(4,041)	(9,980)	(331)	(2,158)
Policy loan repayments and interest	—	35,041	22,632	60	3,526
Surrenders, withdrawals and death benefits	(64,914)	(126,478)	(172,968)	(110,355)	(4,437)
Net transfers between other subaccounts
or fixed rate option	(77,622)	874	65,025	5,091	(2,154)
Miscellaneous transactions	(1,115)	(120)	(786)	520	(1)
Other charges	(21,391)	(36,140)	(134,321)	(66,659)	(29,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(148,183)	(104,636)	(131,782)	(131,054)	923

TOTAL INCREASE (DECREASE) IN NET ASSETS	269,230	(78,211)	176,962	(322,890)	(16,519)

NET ASSETS
Beginning of period	1,070,217	1,688,008	4,865,583	3,251,971	826,196
End of period	$1,339,447	$1,609,797	$5,042,545	$2,929,081	$809,677

Beginning units	41,806	127,156	329,047	127,628	50,208
Units issued	812	11,132	21,336	5,100	3,049
Units redeemed	(8,204)	(21,334)	(29,388)	(9,560)	(5,066)
Ending units	34,414	116,954	320,995	123,168	48,191

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST International Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(30,293)	$(8,487)	$(8,427)	$(9,917)	$(21,742)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	138,215	10,690	38,232	41,930	138,745
Net change in unrealized appreciation (depreciation) on investments	227,418	(17,691)	115,075	100,578	546,516
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	335,340	(15,488)	144,880	132,591	663,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,821	16,294	8,944	22,144	41,855
Policy loans	(669)	(276)	(40)	(80)	(3,355)
Policy loan repayments and interest	14,103	4,785	1,700	290	21,831
Surrenders, withdrawals and death benefits	(155,681)	(28,509)	(13,224)	(29,816)	(107,654)
Net transfers between other subaccounts
or fixed rate option	(18,739)	51,382	(41,482)	(20,272)	(45,464)
Miscellaneous transactions	(614)	(1,763)	1	(348)	(1,449)
Other charges	(65,416)	(31,926)	(13,415)	(34,768)	(63,700)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(190,195)	9,987	(57,516)	(62,850)	(157,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS	145,145	(5,501)	87,364	69,741	505,583

NET ASSETS
Beginning of period	3,272,679	1,212,204	1,196,982	1,309,528	2,370,491
End of period	$3,417,824	$1,206,703	$1,284,346	$1,379,269	$2,876,074

Beginning units	145,625	91,073	64,906	90,724	131,772
Units issued	4,504	5,450	568	3,987	5,116
Units redeemed	(12,429)	(4,702)	(4,803)	(10,229)	(13,166)
Ending units	137,700	91,821	60,671	84,482	123,722

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF International Growth Portfolio (Class I)	ProFund VP Bear	ProFund VP UltraBull	ProFund VP Europe 30	ProFund VP NASDAQ-100
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(183)	$(219)	$(105)	$431	$(2,370)
Capital gains distributions received	—	—	63,151	—	53,344
Net realized gain (loss) on shares redeemed	1,785	(15,531)	(22,344)	(131)	15,288
Net change in unrealized appreciation (depreciation) on investments	7,633	5,645	(20,636)	(2,913)	106,347
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,235	(10,105)	20,066	(2,613)	172,609

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,604	709	272	1,536
Policy loans	—	(3)	(81)	—	(28)
Policy loan repayments and interest	—	10	2,796	1,345	3,411
Surrenders, withdrawals and death benefits	—	(36,952)	(8)	—	—
Net transfers between other subaccounts
or fixed rate option	8,856	50,223	(8,397)	1,176	642,156
Miscellaneous transactions	—	—	7	9	(27)
Other charges	(2,037)	(1,438)	(2,581)	(786)	(12,500)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,819	14,444	(7,555)	2,016	634,548

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,054	4,339	12,511	(597)	807,157

NET ASSETS
Beginning of period	24,755	47,325	77,092	25,991	106,109
End of period	$40,809	$51,664	$89,603	$25,394	$913,266

Beginning units	1,652	26,884	2,841	2,380	5,621
Units issued	758	39,001	700	391	28,990
Units redeemed	(288)	(24,817)	(780)	(188)	(822)
Ending units	2,122	41,068	2,761	2,583	33,789
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund	Rydex VT Inverse S&P 500® Strategy Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,863)	$(1,064)	$(147)	$(593)	$(3)
Capital gains distributions received	251,978	26,059	6,250	22,885	—
Net realized gain (loss) on shares redeemed	45,671	(8,695)	345	19,148	(30)
Net change in unrealized appreciation (depreciation) on investments	362,810	30,357	5,193	33,238	(162)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	653,596	46,657	11,641	74,678	(195)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,190	1,804	50	688	184
Policy loans	(195)	(32)	(1)	—	—
Policy loan repayments and interest	3,449	2,984	—	96	—
Surrenders, withdrawals and death benefits	(2,138)	—	—	(269)	(6)
Net transfers between other subaccounts
or fixed rate option	(22,539)	17	—	112,088	—
Miscellaneous transactions	9	268	—	12	—
Other charges	(34,514)	(3,217)	(668)	(5,949)	(55)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,738)	1,824	(619)	106,666	123

TOTAL INCREASE (DECREASE) IN NET ASSETS	600,858	48,481	11,022	181,344	(72)

NET ASSETS
Beginning of period	793,053	165,054	63,132	40,167	782
End of period	$1,393,911	$213,535	$74,154	$221,511	$710

Beginning units	32,444	7,697	2,865	2,294	465
Units issued	1,255	2,442	3	7,832	140
Units redeemed	(2,659)	(1,506)	(33)	(1,525)	(36)
Ending units	31,040	8,633	2,835	8,601	569

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Allspring VT International Equity Fund (Class 1)	Allspring VT Omega Growth Fund (Class 1)	Allspring VT Small Cap Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,991)	$(14,160)	$2,471	$(132)	$(3,099)
Capital gains distributions received	27,813	140,615	—	1,589	19,379
Net realized gain (loss) on shares redeemed	31,365	113,877	(32,190)	926	12,927
Net change in unrealized appreciation (depreciation) on investments	99,373	360,298	34,544	5,203	141,733
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	151,560	600,630	4,825	7,586	170,940

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,718	25,347	2,817	89	3,864
Policy loans	(15,066)	(16,257)	—	—	(21)
Policy loan repayments and interest	3,470	5,984	206	—	—
Surrenders, withdrawals and death benefits	(71,081)	(16,640)	(4,673)	—	(925)
Net transfers between other subaccounts
or fixed rate option	(68,084)	(162,568)	(7,896)	(3,305)	(8,680)
Miscellaneous transactions	24	30	(257)	—	2
Other charges	(21,779)	(44,268)	(2,544)	(1,098)	(11,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,798)	(208,372)	(12,347)	(4,314)	(17,309)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,238)	392,258	(7,522)	3,272	153,631

NET ASSETS
Beginning of period	1,252,795	1,468,769	147,541	21,844	315,109
End of period	$1,245,557	$1,861,027	$140,019	$25,116	$468,740

Beginning units	58,260	87,687	9,477	1,068	14,714
Units issued	1,881	3,368	307	7	877
Units redeemed	(10,078)	(13,525)	(1,171)	(194)	(1,711)
Ending units	50,063	77,530	8,613	881	13,880
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Diversified Dividend Fund (Series I)	AST MFS Growth Allocation Portfolio	NVIT Emerging Markets Fund (Class D)	AST Prudential Growth Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$11,250	$(14,532)	$8,590	$(4,206)	$(13,912)
Capital gains distributions received	14,080	—	—	—	—
Net realized gain (loss) on shares redeemed	46,929	60,370	13,159	15,962	14,346
Net change in unrealized appreciation (depreciation) on investments	(94,559)	96,479	137,921	8,661	97,674
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(22,300)	142,317	159,670	20,417	98,108

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,796	46,620	22,849	8,239	9,783
Policy loans	(76)	(23)	(254)	(42)	(104)
Policy loan repayments and interest	44	735	6,484	530	338
Surrenders, withdrawals and death benefits	(37,088)	(74,785)	(42,264)	(70,244)	(9,170)
Net transfers between other subaccounts
or fixed rate option	(78,241)	43,894	3,379	1,345	80,998
Miscellaneous transactions	(352)	74	(166)	(1,937)	(88)
Other charges	(18,437)	(42,455)	(24,635)	(18,862)	(17,324)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(117,354)	(25,940)	(34,607)	(80,971)	64,433

TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,654)	116,377	125,063	(60,554)	162,541

NET ASSETS
Beginning of period	702,116	1,666,623	1,399,032	495,962	1,343,256
End of period	$562,462	$1,783,000	$1,524,095	$435,408	$1,505,797

Beginning units	37,102	112,073	103,640	42,047	120,195
Units issued	892	9,102	2,662	747	14,127
Units redeemed	(8,473)	(10,818)	(5,322)	(7,540)	(8,492)
Ending units	29,521	110,357	100,980	35,254	125,830
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENT OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	4/30/2020*	11/13/2020*
	to	to
	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(5,507)	$(805)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	62,136	23
Net change in unrealized appreciation (depreciation) on investments	333,398	6,990
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	390,027	6,208

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,576	513
Policy loans	(659)	—
Policy loan repayments and interest	418	—
Surrenders, withdrawals and death benefits	(6,012)	—
Net transfers between other subaccounts
or fixed rate option	660,614	780,008
Miscellaneous transactions	(22)	(2)
Other charges	(19,601)	(2,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	643,314	778,408

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,033,341	784,616

NET ASSETS
Beginning of period	—	—
End of period	$1,033,341	$784,616

Beginning units	—	—
Units issued	90,334	78,358
Units redeemed	(19,126)	(515)
Ending units	71,208	77,843

The accompanying notes are an integral part of these financial statements.
A30

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT F
December 31, 2021

Note 1:    General

Prudential Annuities Life Assurance Corporation Variable Account F (the “Account”) was established under the laws of the State of Connecticut on June 25, 1998 to fund variable life insurance products offered by Prudential Annuities Life Assurance Corporation (“Prudential Annuities”). Prudential Annuities is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential Annuities. The assets of the Account will not be charged with any liabilities arising out of any other business Prudential Annuities may conduct. However, the Account’s obligations, including insurance benefits related to the variable life insurance products listed below, are the obligations of Prudential Annuities.

On August 30, 2013, Prudential Annuities received approval from the Arizona and Connecticut Departments of Insurance to redomesticate Prudential Annuities from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication, Prudential Annuities is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is now operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for five variable life insurance products issued by Prudential Annuities (individually, a “contract” or "product" and collectively, the “contracts” or "products"). The following is a list of each contract funded through the Account.

Advanced Series Trophy (“AS Trophy”)	Advanced Series SPVLI (“AS SPVLI”)	Advanced Series Life Champion (“AS Champion”)
Advanced Series Life Focus (“AS Focus”)	Advanced Series Horizon (“AS Horizon”)

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST T. Rowe Price Large-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
AST Government Money Market Portfolio	AST QMA US Equity Alpha Portfolio*
AST Cohen & Steers Realty Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST J.P. Morgan Tactical Preservation Portfolio (formerly	AST T. Rowe Price Asset Allocation Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio)	AST International Value Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	AST MFS Global Equity Portfolio
AST High Yield Portfolio	AST J.P. Morgan International Equity Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST International Growth Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio*	PSF International Growth Portfolio (Class I) (formerly
AST Small-Cap Value Portfolio	Prudential SP International Growth Portfolio (Class I))
AST Mid-Cap Growth Portfolio	ProFund VP Bear
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP UltraBull
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Europe 30
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP NASDAQ-100
AST MFS Growth Portfolio	ProFund VP UltraNASDAQ-100
AST Mid-Cap Value Portfolio (formerly AST Neuberger	ProFund VP UltraSmall-Cap
Berman/LSV Mid-Cap Value Portfolio)	Rydex VT Nova Fund
AST Small-Cap Growth Portfolio	Rydex VT NASDAQ-100® Fund
AST BlackRock Low Duration Bond Portfolio	Rydex VT Inverse S&P 500® Strategy Fund
A31

Note 1:    General (continued)

Invesco V.I. Health Care Fund (Series I)	AST MFS Growth Allocation Portfolio
Invesco V.I. Technology Fund (Series I)	NVIT Emerging Markets Fund (Class D)
Allspring VT International Equity Fund (Class 1) (formerly	AST Prudential Growth Allocation Portfolio
Wells Fargo VT International Equity Fund (Class 1))	AST Western Asset Core Plus Bond Portfolio
Allspring VT Omega Growth Fund (Class 1) (formerly	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
Wells Fargo VT Omega Growth Fund (Class 1))	(formerly Invesco Oppenheimer V.I. Discovery
Allspring VT Small Cap Growth Fund (Class 1) (formerly	Mid Cap Growth Fund (Series I))
Wells Fargo VT Small Cap Growth Fund (Class 1))	AST Global Bond Portfolio
Invesco V.I. Diversified Dividend Fund (Series I)	AST Large-Cap Core Portfolio

*	Subaccount merged during the period ended December 31, 2021.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2021 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
February 19, 2021	AST Wedge Capital Mid-Cap Value Portfolio	AST Mid-Cap Value Portfolio
October 15, 2021	AST QMA US Equity Alpha Portfolio	AST Large-Cap Core Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential Annuities. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of the products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and adjustment or disclosure is required in the financial statements. See Note 10 for more information.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the
A32

Note 2:    Significant Accounting Policies (continued)

respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential Annuities is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Annuities management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as follows:

	Purchases	Sales
AST T. Rowe Price Large-Cap Growth Portfolio	$351,928	$488,990
AST Government Money Market Portfolio	7,488,819	5,700,982
AST Cohen & Steers Realty Portfolio	31,256	151,896
AST J.P. Morgan Tactical Preservation Portfolio	30,773	97,599
AST T. Rowe Price Large-Cap Value Portfolio	204,799	1,582,051
AST High Yield Portfolio	36,982	82,361
AST Small-Cap Growth Opportunities Portfolio	82,192	138,231
AST WEDGE Capital Mid-Cap Value Portfolio	820	1,027,837
AST Small-Cap Value Portfolio	43,368	515,854
AST Mid-Cap Growth Portfolio	73,991	962,870
A33

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Goldman Sachs Small-Cap Value Portfolio	$45,576	$363,069
AST Hotchkis & Wiley Large-Cap Value Portfolio	119,590	367,913
AST Loomis Sayles Large-Cap Growth Portfolio	301,731	2,138,594
AST MFS Growth Portfolio	38,980	129,127
AST Mid-Cap Value Portfolio	1,132,243	816,888
AST Small-Cap Growth Portfolio	96,552	153,271
AST BlackRock Low Duration Bond Portfolio	147,843	60,584
AST BlackRock/Loomis Sayles Bond Portfolio	507,031	1,047,090
AST QMA US Equity Alpha Portfolio	22,529	3,829,398
AST T. Rowe Price Natural Resources Portfolio	29,705	122,898
AST T. Rowe Price Asset Allocation Portfolio	103,061	385,099
AST International Value Portfolio	51,860	70,670
AST MFS Global Equity Portfolio	59,458	89,986
AST J.P. Morgan International Equity Portfolio	68,919	163,645
AST International Growth Portfolio	159,507	670,282
PSF International Growth Portfolio (Class I)	1,662	1,991
ProFund VP Bear	4,030	43,461
ProFund VP UltraBull	2,058	4,788
ProFund VP Europe 30	871	1,189
ProFund VP NASDAQ-100	4,455	24,112
ProFund VP UltraNASDAQ-100	36,271	66,088
ProFund VP UltraSmall-Cap	10,014	33,426
Rydex VT Nova Fund	24,638	2,090
Rydex VT NASDAQ-100® Fund	30,181	38,756
Rydex VT Inverse S&P 500® Strategy Fund	173	8
Invesco V.I. Health Care Fund (Series I)	20,293	51,264
Invesco V.I. Technology Fund (Series I)	82,144	239,613
Allspring VT International Equity Fund (Class 1)	2,466	10,617
Allspring VT Omega Growth Fund (Class 1)	4,482	2,755
Allspring VT Small Cap Growth Fund (Class 1)	32,370	44,275
Invesco V.I. Diversified Dividend Fund (Series I)	24,911	59,601
AST MFS Growth Allocation Portfolio	44,776	185,952
NVIT Emerging Markets Fund (Class D)	83,458	269,624
AST Prudential Growth Allocation Portfolio	12,071	77,460
AST Western Asset Core Plus Bond Portfolio	181,524	383,089
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	237,495	187,523
AST Global Bond Portfolio	116,519	47,976
AST Large-Cap Core Portfolio	3,478,667	124,762

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential Annuities and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the
A34

Note 6:    Related Party Transactions (continued)

subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Annuities and its affiliates. Prudential Annuities and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Annuities and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Prudential Annuities sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential Annuities and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Prudential Annuities.
A35

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2021	93	$30.99	to	$66.01	$4,373	0.00%		0.50%	to	1.15%	15.76%	to	16.53%
December 31, 2020	96	$26.60	to	$57.02	$3,856	0.00%		0.50%	to	1.15%	38.20%	to	39.11%
December 31, 2019	103	$19.12	to	$41.26	$2,948	0.00%		0.50%	to	1.15%	26.76%	to	27.59%
December 31, 2018	112	$14.98	to	$32.55	$2,556	0.00%		0.50%	to	1.15%	2.67%	to	3.34%
December 31, 2017	118	$14.50	to	$31.71	$2,555	0.00%		0.50%	to	1.15%	36.30%	to	37.20%

	AST Government Money Market Portfolio
December 31, 2021	444	$10.02	to	$11.12	$4,773	0.00%	(2)	0.50%	to	1.15%	-1.15%	to	-0.50%
December 31, 2020	285	$10.07	to	$11.25	$2,985	0.27%		0.50%	to	1.15%	-0.93%	to	-0.28%
December 31, 2019	316	$10.10	to	$11.36	$3,409	1.66%		0.50%	to	1.15%	0.52%	to	1.18%
December 31, 2018	270	$9.98	to	$11.30	$2,842	1.30%		0.50%	to	1.15%	0.13%	to	0.79%
December 31, 2017	272	$9.90	to	$11.29	$2,888	0.34%		0.50%	to	1.15%	-0.81%	to	-0.16%

	AST Cohen & Steers Realty Portfolio
December 31, 2021	61	$19.69	to	$82.07	$1,912	0.00%		0.50%	to	1.15%	41.21%	to	42.13%
December 31, 2020	66	$13.85	to	$58.12	$1,434	0.00%		0.50%	to	1.15%	-3.95%	to	-3.32%
December 31, 2019	75	$14.33	to	$60.51	$1,621	0.00%		0.50%	to	1.15%	29.71%	to	30.56%
December 31, 2018	82	$10.97	to	$46.65	$1,420	0.00%		0.50%	to	1.15%	-5.86%	to	-5.23%
December 31, 2017	87	$11.58	to	$49.56	$1,571	0.00%		0.50%	to	1.15%	5.03%	to	5.72%

	AST J.P. Morgan Tactical Preservation Portfolio
December 31, 2021	56	$14.34	to	$23.35	$959	0.00%		0.50%	to	1.15%	6.71%	to	7.41%
December 31, 2020	59	$13.35	to	$21.88	$953	0.00%		0.50%	to	1.15%	10.07%	to	10.80%
December 31, 2019	64	$12.05	to	$19.88	$958	0.00%		0.50%	to	1.15%	13.29%	to	14.04%
December 31, 2018	69	$10.57	to	$17.55	$925	0.00%		0.50%	to	1.15%	-6.22%	to	-5.60%
December 31, 2017	72	$11.20	to	$18.71	$1,044	0.00%		0.50%	to	1.15%	10.86%	to	11.58%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2021	395	$15.72	to	$27.07	$7,547	0.00%		0.50%	to	1.15%	24.10%	to	24.91%
December 31, 2020	456	$12.58	to	$21.81	$7,149	0.00%		0.50%	to	1.15%	0.92%	to	1.58%
December 31, 2019	465	$12.39	to	$21.61	$7,180	0.00%		0.50%	to	1.15%	24.52%	to	25.34%
December 31, 2018	94	$9.88	to	$17.36	$1,210	0.00%		0.50%	to	1.15%	-10.75%	to	-10.16%
December 31, 2017	96	$11.00	to	$19.45	$1,369	0.00%		0.50%	to	1.15%	15.22%	to	15.97%

	AST High Yield Portfolio
December 31, 2021	88	$13.82	to	$23.35	$1,533	0.00%		0.50%	to	1.15%	5.11%	to	5.80%
December 31, 2020	90	$13.06	to	$22.21	$1,485	0.00%		0.50%	to	1.15%	1.46%	to	2.12%
December 31, 2019	84	$12.79	to	$21.89	$1,388	0.00%		0.50%	to	1.15%	13.97%	to	14.72%
December 31, 2018	93	$11.15	to	$19.21	$1,340	0.00%		0.50%	to	1.15%	-3.12%	to	-2.48%
December 31, 2017	98	$11.43	to	$19.83	$1,470	0.00%		0.50%	to	1.15%	6.24%	to	6.93%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2021	67	$20.82	to	$39.32	$1,696	0.00%		0.50%	to	1.15%	-2.48%	to	-1.84%
December 31, 2020	68	$21.21	to	$40.33	$1,772	0.00%		0.50%	to	1.15%	33.63%	to	34.51%
December 31, 2019	77	$15.77	to	$30.18	$1,493	0.00%		0.50%	to	1.15%	34.91%	to	35.80%
December 31, 2018	84	$11.61	to	$22.37	$1,210	0.00%		0.50%	to	1.15%	-11.87%	to	-11.29%
December 31, 2017	97	$13.09	to	$25.38	$1,545	0.00%		0.50%	to	1.15%	26.23%	to	27.05%

	AST WEDGE Capital Mid-Cap Value Portfolio (merged February 19, 2021)
December 31, 2021	—	$12.11	to	$28.02	$—	0.00%		0.50%	to	1.15%	6.72%	to	6.82%
December 31, 2020	49	$11.33	to	$26.25	$961	0.00%		0.50%	to	1.15%	-6.90%	to	-6.28%
December 31, 2019	57	$12.09	to	$28.20	$1,127	0.00%		0.50%	to	1.15%	17.78%	to	18.55%
December 31, 2018	60	$10.20	to	$23.94	$993	0.00%		0.50%	to	1.15%	-17.49%	to	-16.94%
December 31, 2017	63	$12.28	to	$29.01	$1,254	0.00%		0.50%	to	1.15%	17.17%	to	17.94%
A36

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Small-Cap Value Portfolio
December 31, 2021	125	$17.15	to	$48.13	$3,053	0.00%	0.50%	to	1.15%	30.01%	to	30.86%
December 31, 2020	138	$13.11	to	$37.02	$2,696	0.00%	0.50%	to	1.15%	-0.30%	to	0.36%
December 31, 2019	141	$13.06	to	$37.13	$2,746	0.00%	0.50%	to	1.15%	20.58%	to	21.37%
December 31, 2018	151	$10.76	to	$30.79	$2,411	0.00%	0.50%	to	1.15%	-18.03%	to	-17.49%
December 31, 2017	183	$13.04	to	$37.57	$3,738	0.00%	0.50%	to	1.15%	6.12%	to	6.81%

	AST Mid-Cap Growth Portfolio
December 31, 2021	286	$19.66	to	$21.33	$5,837	0.00%	0.50%	to	1.15%	9.22%	to	9.93%
December 31, 2020	329	$18.00	to	$19.40	$6,106	0.00%	0.50%	to	1.15%	33.29%	to	34.16%
December 31, 2019	347	$13.51	to	$14.46	$4,820	0.00%	0.50%	to	1.15%	28.66%	to	29.50%
December 31, 2018	388	$10.50	to	$11.17	$4,180	0.00%	0.50%	to	1.15%	-5.46%	to	-4.83%
December 31, 2017	447	$11.10	to	$11.73	$5,063	0.00%	0.50%	to	1.15%	25.63%	to	26.46%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2021	123	$17.19	to	$74.46	$3,248	0.00%	0.50%	to	1.15%	25.18%	to	26.01%
December 31, 2020	137	$13.64	to	$59.48	$2,826	0.00%	0.50%	to	1.15%	1.26%	to	1.92%
December 31, 2019	146	$13.38	to	$58.74	$2,947	0.00%	0.50%	to	1.15%	21.23%	to	22.02%
December 31, 2018	164	$10.97	to	$48.46	$2,647	0.00%	0.50%	to	1.15%	-15.06%	to	-14.49%
December 31, 2017	168	$12.83	to	$57.05	$3,190	0.00%	0.50%	to	1.15%	10.90%	to	11.63%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2021	102	$18.09	to	$31.24	$2,297	0.00%	0.50%	to	1.15%	27.73%	to	28.57%
December 31, 2020	114	$14.07	to	$24.46	$1,988	0.00%	0.50%	to	1.15%	-0.88%	to	-0.23%
December 31, 2019	120	$14.10	to	$24.68	$2,146	0.00%	0.50%	to	1.15%	28.03%	to	28.87%
December 31, 2018	148	$10.94	to	$19.27	$2,021	0.00%	0.50%	to	1.15%	-15.15%	to	-14.58%
December 31, 2017	169	$12.81	to	$22.71	$2,799	0.00%	0.50%	to	1.15%	17.83%	to	18.60%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2021	328	$28.48	to	$67.09	$14,243	0.00%	0.50%	to	1.15%	17.00%	to	17.76%
December 31, 2020	362	$24.19	to	$57.35	$13,643	0.00%	0.50%	to	1.15%	30.08%	to	30.93%
December 31, 2019	409	$18.47	to	$44.09	$11,789	0.00%	0.50%	to	1.15%	30.12%	to	30.97%
December 31, 2018	453	$14.10	to	$33.88	$10,070	0.00%	0.50%	to	1.15%	-3.81%	to	-3.18%
December 31, 2017	502	$14.57	to	$35.23	$11,639	0.00%	0.50%	to	1.15%	31.46%	to	32.32%

	AST MFS Growth Portfolio
December 31, 2021	64	$30.47	to	$41.93	$2,338	0.00%	0.50%	to	1.15%	21.96%	to	22.76%
December 31, 2020	67	$24.82	to	$34.38	$1,976	0.00%	0.50%	to	1.15%	28.98%	to	29.82%
December 31, 2019	69	$19.12	to	$26.66	$1,571	0.00%	0.50%	to	1.15%	36.19%	to	37.09%
December 31, 2018	75	$13.95	to	$19.57	$1,272	0.00%	0.50%	to	1.15%	0.97%	to	1.64%
December 31, 2017	80	$13.72	to	$19.39	$1,326	0.00%	0.50%	to	1.15%	29.21%	to	30.05%

	AST Mid-Cap Value Portfolio
December 31, 2021	245	$15.80	to	$58.68	$6,435	0.00%	0.50%	to	1.15%	32.10%	to	32.96%
December 31, 2020	235	$11.89	to	$44.42	$4,478	0.00%	0.50%	to	1.15%	-2.91%	to	-2.28%
December 31, 2019	253	$12.16	to	$45.75	$4,836	0.00%	0.50%	to	1.15%	19.62%	to	20.41%
December 31, 2018	271	$10.10	to	$38.25	$4,426	0.00%	0.50%	to	1.15%	-17.41%	to	-16.86%
December 31, 2017	279	$12.15	to	$46.31	$5,576	0.00%	0.50%	to	1.15%	12.48%	to	13.22%

	AST Small-Cap Growth Portfolio
December 31, 2021	33	$24.25	to	$47.70	$1,346	0.00%	0.50%	to	1.15%	3.33%	to	4.01%
December 31, 2020	34	$23.31	to	$46.16	$1,339	0.00%	0.50%	to	1.15%	46.68%	to	47.65%
December 31, 2019	42	$15.79	to	$31.47	$1,070	0.00%	0.50%	to	1.15%	28.62%	to	29.47%
December 31, 2018	45	$12.20	to	$24.46	$922	0.00%	0.50%	to	1.15%	-9.46%	to	-8.86%
December 31, 2017	47	$13.38	to	$27.02	$1,101	0.00%	0.50%	to	1.15%	22.49%	to	23.30%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2021	124	$10.68	to	$16.28	$1,687	0.00%	0.50%	to	1.15%	-1.75%	to	-1.10%
December 31, 2020	117	$10.80	to	$16.57	$1,610	0.00%	0.50%	to	1.15%	1.38%	to	2.05%
December 31, 2019	127	$10.58	to	$16.34	$1,688	0.00%	0.50%	to	1.15%	3.42%	to	4.10%
December 31, 2018	144	$10.16	to	$15.80	$1,765	0.00%	0.50%	to	1.15%	-0.42%	to	0.24%
December 31, 2017	117	$10.14	to	$15.87	$1,312	0.00%	0.50%	to	1.15%	0.54%	to	1.20%
A37

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2021	306	$11.72	to	$23.43	$4,446	0.00%	0.50%	to	1.15%	-2.27%	to	-1.63%
December 31, 2020	321	$11.92	to	$23.98	$5,043	0.00%	0.50%	to	1.15%	6.13%	to	6.83%
December 31, 2019	329	$11.16	to	$22.59	$4,866	0.00%	0.50%	to	1.15%	7.97%	to	8.68%
December 31, 2018	406	$10.26	to	$20.92	$5,397	0.00%	0.50%	to	1.15%	-1.81%	to	-1.16%
December 31, 2017	417	$10.39	to	$21.31	$5,772	0.00%	0.50%	to	1.15%	3.16%	to	3.84%

	AST QMA US Equity Alpha Portfolio (merged October 15, 2021)
December 31, 2021	—	$19.19	to	$37.59	$—	0.00%	0.50%	to	1.15%	29.73%	to	30.40%
December 31, 2020	123	$14.71	to	$28.98	$2,929	0.00%	0.50%	to	1.15%	-6.28%	to	-5.66%
December 31, 2019	128	$15.60	to	$30.92	$3,252	0.00%	0.50%	to	1.15%	23.03%	to	23.84%
December 31, 2018	137	$12.59	to	$25.13	$2,859	0.00%	0.50%	to	1.15%	-9.28%	to	-8.68%
December 31, 2017	179	$13.79	to	$27.70	$3,818	0.00%	0.50%	to	1.15%	20.85%	to	21.64%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2021	43	$12.02	to	$39.94	$904	0.00%	0.50%	to	1.15%	22.37%	to	23.18%
December 31, 2020	48	$9.76	to	$32.64	$810	0.00%	0.50%	to	1.15%	-3.35%	to	-2.71%
December 31, 2019	50	$10.03	to	$33.77	$826	0.00%	0.50%	to	1.15%	15.52%	to	16.28%
December 31, 2018	54	$8.62	to	$29.23	$744	0.00%	0.50%	to	1.15%	-17.62%	to	-17.07%
December 31, 2017	70	$10.40	to	$35.48	$1,098	0.00%	0.50%	to	1.15%	9.04%	to	9.76%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2021	129	$16.82	to	$35.15	$3,541	0.00%	0.50%	to	1.15%	11.12%	to	11.85%
December 31, 2020	138	$15.03	to	$31.63	$3,418	0.00%	0.50%	to	1.15%	11.24%	to	11.97%
December 31, 2019	146	$13.43	to	$28.43	$3,273	0.00%	0.50%	to	1.15%	19.46%	to	20.24%
December 31, 2018	154	$11.17	to	$23.80	$2,838	0.00%	0.50%	to	1.15%	-6.42%	to	-5.80%
December 31, 2017	165	$11.85	to	$25.44	$3,366	0.00%	0.50%	to	1.15%	14.08%	to	14.83%

	AST International Value Portfolio
December 31, 2021	91	$11.88	to	$17.61	$1,280	0.00%	0.50%	to	1.15%	6.40%	to	7.10%
December 31, 2020	92	$11.09	to	$16.55	$1,207	0.00%	0.50%	to	1.15%	-1.75%	to	-1.10%
December 31, 2019	91	$11.22	to	$16.84	$1,212	0.00%	0.50%	to	1.15%	18.64%	to	19.42%
December 31, 2018	101	$9.39	to	$14.20	$1,154	0.00%	0.50%	to	1.15%	-17.11%	to	-16.56%
December 31, 2017	107	$11.26	to	$17.13	$1,417	0.00%	0.50%	to	1.15%	21.40%	to	22.20%

	AST MFS Global Equity Portfolio
December 31, 2021	59	$19.01	to	$43.34	$1,467	0.00%	0.50%	to	1.15%	15.50%	to	16.26%
December 31, 2020	61	$16.35	to	$37.52	$1,284	0.00%	0.50%	to	1.15%	12.87%	to	13.61%
December 31, 2019	65	$14.39	to	$33.24	$1,197	0.00%	0.50%	to	1.15%	28.46%	to	29.31%
December 31, 2018	68	$11.13	to	$25.88	$978	0.00%	0.50%	to	1.15%	-10.60%	to	-10.01%
December 31, 2017	73	$12.37	to	$28.95	$1,157	0.00%	0.50%	to	1.15%	22.42%	to	23.22%

	AST J.P. Morgan International Equity Portfolio
December 31, 2021	79	$14.86	to	$22.23	$1,432	0.00%	0.50%	to	1.15%	9.80%	to	10.52%
December 31, 2020	84	$13.45	to	$20.25	$1,379	0.00%	0.50%	to	1.15%	11.78%	to	12.51%
December 31, 2019	91	$11.95	to	$18.11	$1,310	0.00%	0.50%	to	1.15%	25.76%	to	26.59%
December 31, 2018	93	$9.44	to	$14.40	$1,058	0.00%	0.50%	to	1.15%	-18.42%	to	-17.88%
December 31, 2017	98	$11.50	to	$17.66	$1,416	0.00%	0.50%	to	1.15%	28.14%	to	28.98%

	AST International Growth Portfolio
December 31, 2021	107	$20.17	to	$31.46	$2,732	0.00%	0.50%	to	1.15%	11.21%	to	11.94%
December 31, 2020	124	$18.02	to	$28.29	$2,876	0.00%	0.50%	to	1.15%	29.81%	to	30.66%
December 31, 2019	132	$13.79	to	$21.79	$2,370	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2018	153	$10.49	to	$16.69	$2,113	0.00%	0.50%	to	1.15%	-14.33%	to	-13.77%
December 31, 2017	169	$12.17	to	$19.48	$2,683	0.00%	0.50%	to	1.15%	33.87%	to	34.75%

	PSF International Growth Portfolio (Class I)
December 31, 2021	2	$20.52	to	$30.68	$46	0.00%	0.50%	to	1.15%	11.19%	to	11.92%
December 31, 2020	2	$18.33	to	$27.60	$41	0.00%	0.50%	to	1.15%	30.59%	to	31.45%
December 31, 2019	2	$13.95	to	$21.13	$25	0.00%	0.50%	to	1.15%	30.86%	to	31.72%
December 31, 2018	2	$10.59	to	$16.15	$21	0.00%	0.50%	to	1.15%	-13.82%	to	-13.25%
December 31, 2017	2	$12.21	to	$18.74	$25	0.00%	0.50%	to	1.15%	34.26%	to	35.13%
A38

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	ProFund VP Bear
December 31, 2021	3		$0.83	to	$3.03	$9	0.00%	0.50%	to	1.15%	-25.49%	to	-25.00%
December 31, 2020	41		$1.12	to	$4.04	$52	0.17%	0.50%	to	1.15%	-26.47%	to	-25.99%
December 31, 2019	27		$1.52	to	$5.46	$47	0.10%	0.50%	to	1.15%	-23.83%	to	-23.33%
December 31, 2018	29		$2.00	to	$7.12	$76	0.00%	0.50%	to	1.15%	2.85%	to	3.53%
December 31, 2017	16		$1.94	to	$6.88	$49	0.00%	0.50%	to	1.15%	-18.91%	to	-18.37%

	ProFund VP UltraBull
December 31, 2021	3		$39.47	to	$52.82	$138	0.00%	0.50%	to	1.15%	56.32%	to	57.35%
December 31, 2020	3		$25.09	to	$33.79	$90	0.94%	0.50%	to	1.15%	18.45%	to	19.23%
December 31, 2019	3		$21.04	to	$28.53	$77	0.28%	0.50%	to	1.15%	58.33%	to	59.37%
December 31, 2018	3		$13.20	to	$18.02	$54	0.00%	0.50%	to	1.15%	-16.48%	to	-15.93%
December 31, 2017	4		$15.70	to	$21.57	$87	0.00%	0.50%	to	1.15%	39.40%	to	40.31%

	ProFund VP Europe 30
December 31, 2021	3		$11.89	to	$12.34	$31	0.90%	0.50%	to	1.15%	23.10%	to	23.91%
December 31, 2020	3		$9.66	to	$9.96	$25	2.66%	0.50%	to	1.15%	-10.28%	to	-9.69%
December 31, 2019	2		$10.77	to	$11.03	$26	2.76%	0.50%	to	1.15%	16.43%	to	17.20%
December 31, 2018	2		$9.25	to	$9.41	$23	2.49%	0.50%	to	1.15%	-15.12%	to	-14.56%
December 31, 2017	3		$10.90	to	$11.01	$31	1.75%	0.50%	to	1.15%	18.34%	to	19.11%

	ProFund VP NASDAQ-100
December 31, 2021	33		$33.48	to	$38.34	$1,118	0.00%	0.50%	to	1.15%	23.37%	to	24.18%
December 31, 2020	34		$26.96	to	$31.08	$913	0.00%	0.50%	to	1.15%	43.90%	to	44.84%
December 31, 2019	6		$18.62	to	$21.60	$106	0.00%	0.50%	to	1.15%	35.13%	to	36.02%
December 31, 2018	5		$13.69	to	$15.98	$71	0.00%	0.50%	to	1.15%	-3.00%	to	-2.36%
December 31, 2017	6		$14.02	to	$16.48	$80	0.00%	0.50%	to	1.15%	28.88%	to	29.72%

	ProFund VP UltraNASDAQ-100
December 31, 2021	31		$46.75	to	$86.09	$2,098	0.00%	0.50%	to	1.15%	50.76%	to	51.75%
December 31, 2020	31		$31.01	to	$56.73	$1,394	0.00%	0.50%	to	1.15%	84.15%	to	85.36%
December 31, 2019	32		$16.84	to	$30.61	$793	0.00%	0.50%	to	1.15%	77.60%	to	78.77%
December 31, 2018	35		$9.48	to	$17.12	$475	0.00%	0.50%	to	1.15%	-10.68%	to	-10.09%
December 31, 2017	39		$10.61	to	$19.04	$577	0.00%	0.50%	to	1.15%	66.40%	to	67.49%

	ProFund VP UltraSmall-Cap
December 31, 2021	8		$22.24	to	$40.42	$238	0.00%	0.50%	to	1.15%	21.89%	to	22.69%
December 31, 2020	9		$18.13	to	$33.16	$214	0.15%	0.50%	to	1.15%	15.05%	to	15.81%
December 31, 2019	8		$15.65	to	$28.83	$165	0.00%	0.50%	to	1.15%	45.64%	to	46.59%
December 31, 2018	8		$10.68	to	$19.79	$113	0.00%	0.50%	to	1.15%	-27.80%	to	-27.32%
December 31, 2017	9		$14.69	to	$27.41	$186	0.00%	0.50%	to	1.15%	23.76%	to	24.57%

	Rydex VT Nova Fund
December 31, 2021	4		$31.82	to	$36.99	$132	0.38%	0.50%	to	1.15%	40.55%	to	41.47%
December 31, 2020	3		$22.49	to	$26.32	$74	0.89%	0.50%	to	1.15%	18.65%	to	19.43%
December 31, 2019	3		$18.83	to	$22.18	$63	1.12%	0.50%	to	1.15%	43.38%	to	44.32%
December 31, 2018	3		$13.05	to	$15.47	$44	0.22%	0.50%	to	1.15%	-11.36%	to	-10.77%
December 31, 2017	5		$14.63	to	$17.46	$94	0.04%	0.50%	to	1.15%	30.27%	to	31.12%

	Rydex VT NASDAQ-100® Fund
December 31, 2021	8		$30.28	to	$34.19	$269	0.00%	0.50%	to	1.15%	24.10%	to	24.92%
December 31, 2020	9		$24.40	to	$27.37	$222	0.38%	0.50%	to	1.15%	43.29%	to	44.24%
December 31, 2019	2		$17.03	to	$18.97	$40	0.13%	0.50%	to	1.15%	35.29%	to	36.18%
December 31, 2018	2		$12.59	to	$13.93	$30	0.00%	0.50%	to	1.15%	-2.94%	to	-2.30%
December 31, 2017	2		$12.97	to	$14.26	$30	0.00%	0.50%	to	1.15%	29.62%	to	30.47%

	Rydex VT Inverse S&P 500® Strategy Fund
December 31, 2021	1		$0.93	to	$0.93	$1	0.00%	1.15%	to	1.15%	-25.31%	to	-25.31%
December 31, 2020	1		$1.25	to	$1.25	$1	0.66%	1.15%	to	1.15%	-25.89%	to	-25.89%
December 31, 2019	—	(1)	$1.68	to	$1.68	$1	0.83%	1.15%	to	1.15%	-23.80%	to	-23.80%
December 31, 2018	—	(1)	$2.21	to	$2.21	$1	0.00%	1.15%	to	1.15%	2.77%	to	2.77%
December 31, 2017	11		$2.15	to	$2.15	$24	0.00%	1.15%	to	1.15%	-18.30%	to	-18.30%
A39

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	Invesco V.I. Health Care Fund (Series I)
December 31, 2021	49	$16.44	to	$49.52	$1,366	0.21%	0.50%	to	1.15%	11.01%	to	11.74%
December 31, 2020	50	$14.71	to	$44.61	$1,246	0.31%	0.50%	to	1.15%	13.14%	to	13.89%
December 31, 2019	58	$12.92	to	$39.43	$1,253	0.04%	0.50%	to	1.15%	30.98%	to	31.84%
December 31, 2018	73	$9.80	to	$30.10	$1,134	0.00%	0.50%	to	1.15%	-0.26%	to	0.40%
December 31, 2017	79	$9.76	to	$30.18	$1,211	0.29%	0.50%	to	1.15%	14.50%	to	15.25%

	Invesco V.I. Technology Fund (Series I)
December 31, 2021	72	$25.59	to	$30.63	$1,957	0.00%	0.50%	to	1.15%	13.10%	to	13.84%
December 31, 2020	78	$22.63	to	$26.91	$1,861	0.00%	0.50%	to	1.15%	44.44%	to	45.38%
December 31, 2019	88	$15.67	to	$18.51	$1,469	0.00%	0.50%	to	1.15%	34.32%	to	35.20%
December 31, 2018	90	$11.66	to	$13.69	$1,115	0.00%	0.50%	to	1.15%	-1.60%	to	-0.95%
December 31, 2017	92	$11.85	to	$13.82	$1,163	0.00%	0.50%	to	1.15%	33.58%	to	34.46%

	Allspring VT International Equity Fund (Class 1)
December 31, 2021	8	$11.93	to	$21.17	$143	1.34%	0.50%	to	1.15%	6.15%	to	6.85%
December 31, 2020	9	$11.16	to	$19.94	$140	2.92%	0.50%	to	1.15%	3.68%	to	4.36%
December 31, 2019	9	$10.70	to	$19.23	$148	4.15%	0.50%	to	1.15%	14.17%	to	14.92%
December 31, 2018	9	$9.31	to	$16.84	$126	9.83%	0.50%	to	1.15%	-17.82%	to	-17.28%
December 31, 2017	19	$11.25	to	$20.50	$357	3.23%	0.50%	to	1.15%	23.43%	to	24.23%

	Allspring VT Omega Growth Fund (Class 1)
December 31, 2021	1	$29.64	to	$66.21	$31	0.00%	0.50%	to	1.15%	13.94%	to	14.69%
December 31, 2020	1	$25.84	to	$58.10	$25	0.00%	0.50%	to	1.15%	41.76%	to	42.69%
December 31, 2019	1	$18.11	to	$40.99	$22	0.00%	0.50%	to	1.15%	35.81%	to	36.71%
December 31, 2018	1	$13.25	to	$30.18	$23	0.00%	0.50%	to	1.15%	-0.64%	to	0.01%
December 31, 2017	1	$13.25	to	$30.37	$21	0.40%	0.50%	to	1.15%	33.40%	to	34.28%

	Allspring VT Small Cap Growth Fund (Class 1)
December 31, 2021	14	$26.20	to	$47.68	$495	0.00%	0.50%	to	1.15%	6.69%	to	7.39%
December 31, 2020	14	$24.39	to	$44.69	$469	0.00%	0.50%	to	1.15%	56.28%	to	57.31%
December 31, 2019	15	$15.51	to	$28.59	$315	0.00%	0.50%	to	1.15%	23.87%	to	24.68%
December 31, 2018	14	$12.44	to	$23.08	$249	0.00%	0.50%	to	1.15%	0.30%	to	0.96%
December 31, 2017	17	$12.32	to	$23.02	$294	0.00%	0.50%	to	1.15%	24.69%	to	25.51%

	Invesco V.I. Diversified Dividend Fund (Series I)
December 31, 2021	28	$16.56	to	$25.06	$628	2.16%	0.50%	to	1.15%	17.53%	to	18.30%
December 31, 2020	30	$14.00	to	$21.33	$562	2.96%	0.50%	to	1.15%	-1.01%	to	-0.36%
December 31, 2019	37	$14.05	to	$21.54	$702	2.85%	0.50%	to	1.15%	23.65%	to	24.47%
December 31, 2018	39	$11.29	to	$17.42	$594	2.33%	0.50%	to	1.15%	-8.64%	to	-8.04%
December 31, 2017	36	$12.27	to	$19.07	$581	1.52%	0.50%	to	1.15%	7.33%	to	8.03%

	AST MFS Growth Allocation Portfolio
December 31, 2021	103	$16.01	to	$19.90	$1,896	0.00%	0.50%	to	1.15%	13.52%	to	14.26%
December 31, 2020	110	$14.01	to	$17.53	$1,783	0.00%	0.50%	to	1.15%	8.61%	to	9.32%
December 31, 2019	112	$12.81	to	$16.14	$1,667	0.00%	0.50%	to	1.15%	21.35%	to	22.15%
December 31, 2018	126	$10.49	to	$13.30	$1,540	0.00%	0.50%	to	1.15%	-9.34%	to	-8.74%
December 31, 2017	139	$11.49	to	$14.67	$1,891	0.00%	0.50%	to	1.15%	15.16%	to	15.91%

	NVIT Emerging Markets Fund (Class D)
December 31, 2021	90	$13.67	to	$14.16	$1,242	0.89%	0.50%	to	1.15%	-8.65%	to	-8.05%
December 31, 2020	101	$14.96	to	$15.40	$1,524	1.64%	0.50%	to	1.15%	11.62%	to	12.36%
December 31, 2019	104	$13.40	to	$13.70	$1,399	2.01%	0.50%	to	1.15%	21.17%	to	21.97%
December 31, 2018	122	$11.06	to	$11.24	$1,362	0.34%	0.50%	to	1.15%	-18.66%	to	-18.12%
December 31, 2017	146	$13.60	to	$13.72	$1,990	0.90%	0.50%	to	1.15%	39.48%	to	40.39%

	AST Prudential Growth Allocation Portfolio (available April 28, 2017)
December 31, 2021	31	$14.15	to	$14.59	$435	0.00%	0.50%	to	1.15%	15.36%	to	16.12%
December 31, 2020	35	$12.27	to	$12.57	$435	0.00%	0.50%	to	1.15%	4.64%	to	5.33%
December 31, 2019	42	$11.72	to	$11.93	$496	0.00%	0.50%	to	1.15%	17.81%	to	18.58%
December 31, 2018	48	$9.95	to	$10.06	$481	0.00%	0.50%	to	1.15%	-8.66%	to	-8.06%
December 31, 2017	79	$10.89	to	$10.94	$859	0.00%	0.50%	to	1.15%	9.16%	to	9.64%

A40

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest
	AST Western Asset Core Plus Bond Portfolio (available September 14, 2018)
December 31, 2021	109	$11.52	to	$11.77	$1,269	0.00%	0.50%	to	1.15%	-3.36%	to	-2.73%
December 31, 2020	126	$11.92	to	$12.10	$1,506	0.00%	0.50%	to	1.15%	6.87%	to	7.57%
December 31, 2019	120	$11.15	to	$11.25	$1,343	0.00%	0.50%	to	1.15%	11.01%	to	11.74%
December 31, 2018	122	$10.05	to	$10.07	$1,229	0.00%	0.50%	to	1.15%	0.62%	to	0.82%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
December 31, 2021	75	$17.04	to	$17.23	$1,289	0.00%	0.50%	to	1.15%	17.73%	to	18.50%
December 31, 2020	71	$14.47	to	$14.54	$1,033	0.00%	0.50%	to	1.15%	47.13%	to	47.77%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2021	85	$9.81	to	$9.89	$841	0.00%	0.50%	to	1.15%	-2.59%	to	-1.96%
December 31, 2020	78	$10.07	to	$10.08	$785	0.00%	0.50%	to	1.15%	0.75%	to	0.83%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Large-Cap Core Portfolio (available October 15, 2021)
December 31, 2021	334	$10.61	to	$10.63	$3,541	0.00%	0.50%	to	1.15%	5.20%	to	5.35%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units.

(2)	Amount is less than 0.01%.

A41

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential Annuities.

Each contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted monthly, annually or at the time that certain transactions are made.

Mortality and Expense Risk Charges - The mortality and expense risk charges of 0.90% per year is deducted from each subaccount. The mortality and expense risk charges are expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. With respect to the AS SPVLI, AS Focus and AS Horizon products, the mortality and expense risk charges decrease to 0.25% annually after the fifteenth contract year. Beginning in 2015, certain contracts reached their fifteenth year. These charges are assessed through a reduction in unit values.

Administration Charge - The administration charge of 0.25% per year is deducted from each subaccount. The administration charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. This charge is assessed through a reduction in unit values.

Maintenance Fee - With respect to the AS SPVLI and AS Trophy products, a maintenance fee of $2.50 per month is deducted. The maintenance fee is waived if the account value is $75,000 or greater. There is no monthly maintenance fee for AS Champion, AS Focus, or AS Horizon. This charge is assessed through the redemption of units.

Sales Charge - A sales charge is deducted during the first ten contract years by the Account. With respect to the AS SPVLI product, the sales charge is 0.25% per year; the sales charge for the AS Trophy, AS Champion, AS Focus and AS Horizon products is 0.40% per year for years 1-10. The sales charge is expressed as an annual charge; however, the monthly equivalent is deducted on a monthly basis from the assets of the Account. This charge is assessed through the redemption of units.

Cost of Insurance Charge - The cost of insurance charge is deducted on a monthly basis pro-rata from the variable investment options in the Account and any fixed investment options. This charge is assessed through the redemption of units.

With respect to the AS SPVLI product the cost of insurance charge is deducted as an asset-based charge ranging from 0.50% to 2.50% per year and ranging from 0.40% to 1.25% for the AS Trophy product depending on the contract owner’s age on the issue date of the contract, gender and tobacco use risk class.

With respect to the AS Champion, AS Focus and AS Horizon, the cost of insurance charge varies depending on a number of factors, including the contract owner’s age at issue, gender (where permitted), tobacco usage class and risk class of each insured. The charge is assessed as an amount per $1 of net amount at risk plus a $12 monthly fee. Please refer to the product prospectus for a complete description of the cost of insurance charge.

Premium Tax - A charge is deducted from each premium in relation to state and local premium taxes we may incur on that premium. In most jurisdictions these rates range from 0% to 3.5% of each premium. These charges are deducted before the net amount is allocated to the investment options in the Account. Premium taxes are deducted on the AS Champion, AS Focus, and AS Horizon products only.

DAC Tax - A charge is deducted in relation to the deferred acquisition cost (“DAC”) tax incurred by Prudential Annuities. The charge is equal to 1.15% and is deducted from each premium payment. This charge is deducted before the net amount is allocated to the investment options in the Account. The deferred acquisition tax charge is deducted on the AS Champion, AS Focus, and AS Horizon products only.

A42

Note 8:    Charges and Expenses (continued)

Transfer Fees - Transfer fees are charged at a rate of $10 for each transfer after the 20th in each contract year, as set forth in the respective prospectuses. These charges are assessed through the redemption of units.

Partial Withdrawal/Transaction Fee - A fee of $25 may be charged for each partial withdrawal. The partial withdrawal transaction fee is deducted on the AS Champion, AS Focus, and AS Horizon products only. This charge is assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:    Subsequent Events

On April 1, 2022, Prudential Financial completed the sale of its equity interest in Prudential Annuities (to be renamed Fortitude Life Insurance & Annuity Company), which represents a portion of its in-force traditional variable annuity block of business, to Fortitude Group Holdings, LLC. The Prudential Annuities block primarily consists of non-New York traditional variable annuities with guaranteed living benefits that were issued prior to 2011.
A43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Annuities Life Assurance Corporation and
the Contract Owners of Prudential Annuities Life Assurance Corporation Variable Account F

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST International Growth Portfolio (1)
AST Government Money Market Portfolio (1)	PSF International Growth Portfolio (Class I) (1)
AST Cohen & Steers Realty Portfolio (1)	ProFund VP Bear (1)
AST J.P. Morgan Tactical Preservation Portfolio (1)	ProFund VP UltraBull (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	ProFund VP Europe 30 (1)
AST High Yield Portfolio (1)	ProFund VP NASDAQ-100 (1)
AST Small-Cap Growth Opportunities Portfolio (1)	ProFund VP UltraNASDAQ-100 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (2)	ProFund VP UltraSmall-Cap (1)
AST Small-Cap Value Portfolio (1)	Rydex VT Nova Fund (1)
AST Mid-Cap Growth Portfolio (1)	Rydex VT NASDAQ-100® Fund (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Rydex VT Inverse S&P 500® Strategy Fund (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Invesco V.I. Health Care Fund (Series I) (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Invesco V.I. Technology Fund (Series I) (1)
AST MFS Growth Portfolio (1)	Allspring VT International Equity Fund (Class 1) (1)
AST Mid-Cap Value Portfolio (1)	Allspring VT Omega Growth Fund (Class 1) (1)
AST Small-Cap Growth Portfolio (1)	Allspring VT Small Cap Growth Fund (Class 1) (1)
AST BlackRock Low Duration Bond Portfolio (1)	Invesco V.I. Diversified Dividend Fund (Series I) (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST MFS Growth Allocation Portfolio (1)
AST QMA US Equity Alpha Portfolio (3)	NVIT Emerging Markets Fund (Class D) (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Western Asset Core Plus Bond Portfolio (1)
AST International Value Portfolio (1)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (1)
AST MFS Global Equity Portfolio (1)	AST Global Bond Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST Large-Cap Core Portfolio (4)
(1)Statement of net assets as of December 31, 2021, statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020.
(2) Statement of net assets as of February 19, 2021 (date of merger), statement of operations for the period January 1, 2021 to February 19, 2021 and statement of changes in net assets for the period January 1, 2021 to February 19, 2021 and for the year ended December 31, 2020.

(3)Statement of net assets as of October 15, 2021 (date of merger), statement of operations for the period January 1, 2021 to October 15, 2021 and statement of changes in net assets for the period January 1, 2021 to October 15, 2021 and for the year ended December 31, 2020.

(4) Statement of net assets as of December 31, 2021, statement of operations for the period October 15, 2021 to December 31, 2021 and statement of changes in net assets for the period October 15, 2021 to December 31, 2021.

A44

Basis for Opinions

These financial statements are the responsibility of Prudential Annuities Life Assurance Corporation management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 19, 2022

We have served as the auditor of one or more of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account F.

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _________________________________________________________ FORM 10-K _________________________________________________________ ☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED December 31, 2021 OR ☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM TO COMMISSION FILE NUMBER 033-44202 _________________________________________________________ Prudential Annuities Life Assurance Corporation (Exact Name of Registrant as Specified in its Charter) Arizona 06-1241288 (State or Other Jurisdiction of Incorporation or Organization) (I.R.S. Employer Identification Number) One Corporate Drive Shelton, CT 06484 (203) 926-1888 (Address and Telephone Number of Registrant’s Principal Executive Offices) SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: NONE Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒ Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒ Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐ Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of the Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐ Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☒ Smaller reporting company ☐ Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐ Indicate by check mark whether the registrant has filed a report on and attestation to its management's assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐ Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.) Yes ☐ No ☒ As of March 14, 2022, 25,000 shares of the registrant’s Common Stock (par value $100) consisting of 100 voting shares and 24,900 non- voting shares, were outstanding. As of such date, Prudential Annuities, Inc., an indirect wholly owned subsidiary of Prudential Financial, Inc., a New Jersey corporation, owned all of the registrant’s Common Stock. DOCUMENTS INCORPORATED BY REFERENCE The information required to be furnished pursuant to Part III of this Form 10-K is set forth in, and is hereby incorporated by reference herein from, Prudential Financial, Inc.’s Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on May 10, 2022, to be filed by Prudential Financial, Inc. with the Securities and Exchange Commission pursuant to Regulation 14A not later than 120 days after the year ended December 31, 2021. Prudential Annuities Life Assurance Corporation meets the conditions set forth in General Instruction (I) (1) (a) and (b) of Form 10-K and is therefore filing this Form with the reduced disclosure. Table of Contents

TABLE OF CONTENTS Page PART I Item 1. Business 4 Item 1A. Risk Factors 16 Item 1B. Unresolved Staff Comments 27 Item 2. Properties 27 Item 3. Legal Proceedings 27 Item 4. Mine Safety Disclosures 27 PART II Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities 28 Item 6. [Reserved] 28 Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations 28 Item 7A. Quantitative and Qualitative Disclosures About Market Risk 44 Item 8. Financial Statements and Supplementary Data 48 Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure 127 Item 9A. Controls and Procedures 127 Item 9B. Other Information 127 Item 9C. Disclosure Regarding Foreign Jurisdictions That Prevent Inspections 127 PART III Item 10. Directors, Executive Officers and Corporate Governance 128 Item 14. Principal Accountant Fees and Services 128 PART IV Item 15. Exhibits and Financial Statement Schedules 129 Item 16. Form 10-K Summary 130 SIGNATURES 131 Table of Contents 2

FORWARD-LOOKING STATEMENTS Certain of the statements included in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Annuities Life Assurance Corporation. There can be no assurance that future developments affecting Prudential Annuities Life Assurance Corporation will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) the ongoing impact of the COVID-19 pandemic on the global economy, financial market and our business; (2) losses on investments or financial contracts due to deterioration in credit quality or value, or counterparty default; (3) losses on insurance products due to mortality experience or policyholder behavior experience that differs significantly from our expectations when we price our products; (4) changes in interest rates and equity prices that may (a) adversely impact the profitability of our products, the value of separate accounts supporting these products or the value of assets we manage, (b) result in losses on derivatives we use to hedge risk or increase collateral posting requirements and (c) limit opportunities to invest at appropriate returns; (5) guarantees within certain of our products which are market sensitive and may decrease our earnings or increase the volatility of our results of operations or financial position; (6) liquidity needs resulting from (a) derivative collateral market exposure, (b) asset/liability mismatches, (c) the lack of available funding in the financial markets or (d) unexpected cash demands due to severe mortality calamity or lapse events; (7) financial or customer losses, or regulatory and legal actions, due to inadequate or failed processes or systems, external events, and human error or misconduct such as (a) disruption of our systems and data, (b) an information security breach, (c) a failure to protect the privacy of sensitive data, (d) reliance on third- parties or (e) labor and employment matters; (8) changes in the regulatory landscape, including related to (a) financial sector regulatory reform, (b) changes in tax laws, (c) fiduciary rules and other standards of care, (d) state insurance laws and developments regarding group-wide supervision, capital and reserves, and (e) privacy and cybersecurity regulation; (9) technological changes which may adversely impact companies in our investment portfolio or cause insurance experience to deviate from our assumptions; (10) ratings downgrades; (11) market conditions that may adversely affect the sales or persistency of our products; (12) competition; and (13) reputational damage. Prudential Annuities Life Assurance Corporation does not intend, and is under no obligation, to update any particular forward-looking statement included in this document. See “Risk Factors” included in this Annual Report on Form 10-K for discussion of certain risks relating to our business and investment in our securities. Table of Contents 3

PART 1 Item 1. Business Overview Prudential Annuities Life Assurance Corporation (the “Company”, “PALAC”, “we”, or “our”), with its principal offices in Shelton, Connecticut, is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly- owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey corporation. The Company has developed long-term savings and retirement products, which are distributed through its affiliated broker- dealer company, Prudential Annuities Distributors, Inc. (“PAD”), and third-party distribution networks. The Company issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, the Company has a relatively small in-force block of variable life insurance policies. The Company ceased offering these products in March 2010. However, the Company continues to accept additional customer deposits on certain in- force contracts, subject to applicable contract provisions and administrative rules. In 2018, the Company resumed offering annuity products to new investors (except in New York). PAI, the direct parent of the Company, may make additional capital contributions to the Company, as needed, to enable the Company to comply with its reserve requirements and fund expenses in connection with its business. PAI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s annuity contracts and life insurance policies. The Company received no capital contributions during 2021, 2020 and 2019. The Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to an affiliate, The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieves the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance ("AZDOI"). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life Insurance Company ("Pruco Life"), excluding the Pruco Life Insurance Company of New Jersey ("PLNJ") business which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. The discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company. 2021 Variable Annuities Recapture Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. This transaction is referred to as the "2021 Variable Annuities Recapture". Affiliated Reinsurance Agreement Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. Sale of PALAC In September 2021, PAI entered into a definitive agreement to sell its equity interest in PALAC to Fortitude Group Holdings, LLC. The transaction will result in a benefit to Prudential Financial comprised of the purchase price for PALAC, a pre-closing net capital distribution by PALAC and an expected tax impact. The transaction is expected to close in the first half of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions. Table of Contents 4

Products We offer a variety of products to serve different retirement needs and goals. Beginning in October 2021, new sales of these products are being transitioned from PALAC to Pruco Life as the necessary regulatory approvals are received. Indexed Variable Annuities • The Prudential FlexGuard® indexed variable annuity, offers the contractholder an opportunity to allocate funds to variable subaccounts and index-based strategies. The strategies provide interest or an interest component linked to, but not an investment in, the selected index, and its performance over the elected term, subject to certain contractual minimums and maximums, and also provides varying levels of downside protection at pre-determined levels and durations. The product also allows for additional deposits and provides a Return of Purchase Payment ("ROP") death benefit at no additional charge. • The Prudential FlexGuard® Income indexed variable annuity, launched in 2021, offers similar investment and crediting features as The Prudential FlexGuard® product, with focus on income protection by providing a protected income benefit for an additional fee. Crediting strategies are limited during the income phase. Fixed Annuities ▪ PruSecure®, SurePath® and SurePath® Income, all single premium fixed indexed annuities, offer flexibility to allocate account balances between an index-based strategy and a fixed rate strategy. The index-based strategy provides interest or an interest component linked to, but not an investment in, the selected index, and its performance over the elected term (i.e., 1, 3 or 5 years for PruSecure® and 1 or 3 years for SurePath® and SurePath® Income), subject to certain contractual minimums and maximums. The fixed rate strategy, not associated with an index, offers a guaranteed growth at a set interest rate for one year and can be renewed annually. Additionally, SurePath® Income offers a benefit that provides for guaranteed lifetime withdrawal payments. ▪ The Prudential Fixed Annuity with Daily Advantage Income Benefit® (“DAI”), a single premium fixed annuity, provides principal protection as well as a guaranteed lifetime withdrawal income payment for an additional fee. The lifetime income amount increases daily without exposure to the equity market until the contractholder begins taking withdrawals. Marketing and Distribution Our distribution efforts, which are supported by a network of internal and external wholesalers, are executed through a diverse group of distributors including: • Third-party distribution through: ◦ Broker-dealers; ◦ Banks and wirehouses; ◦ Independent financial planners; and ◦ Independent Marketing Organizations (“IMO”) (specifically for SurePath® and SurePath® Income). • Financial professionals, including those associated with Prudential Advisors, Prudential's proprietary nationwide sales organization. • LINK by Prudential, a personalized digital platform that connects customers to insurance professionals, through various channels (online, phone, video chat, or in person). Table of Contents 5

Revenues and Profitability Our revenues primarily come in the form of: • Fee income from asset management fees and service fees, which represent administrative service and distribution fees from many of our proprietary and non-proprietary mutual funds. The asset management fees are determined as a percentage of the average assets of our proprietary mutual funds in our variable annuity products (net of sub- advisory expenses related to non-proprietary sub- advisors). • Policy charges and fee income representing mortality, expense and other fees for various insurance-related options and features based on the average daily net asset value of the annuity separate accounts, account value, premium, or guaranteed value, as applicable. • Investment income (which contributes to the net spread over interest credited on certain products and related expenses). Our profitability is substantially impacted by our ability to appropriately price our products. We price our products based on: • An evaluation of the risks assumed and consideration of applicable risk management strategies, including hedging and reinsurance costs. • Assumptions regarding investment returns and contractholder behavior, including persistency, benefit utilization and the timing and efficiency of withdrawals for contracts with living benefit features, as well as other assumptions. Competition We are among the industry’s largest providers of individual annuities and we compete with other providers of retirement savings and accumulation products, including large, well established insurance and financial services companies. We believe our competitive advantage lies primarily in our innovative product features and our risk management strategies as well as brand recognition, financial strength, the breadth of our distribution platform and our customer service capabilities. We periodically adjust product offerings, prices and features based on the market and our strategy, with a goal of achieving customer and enterprise value. Seasonality of Key Financial Items The following chart summarizes our key areas of seasonality in our results of operations: First Quarter Second Quarter Third Quarter Fourth Quarter Impact of annual assumption update(1) Higher expenses(2) (1) Impact of annual reviews and update of actuarial assumptions and other refinements. (2) Expenses are typically higher than the quarterly average in the fourth quarter. Table of Contents 6

Reinsurance We regularly enter into reinsurance agreements as either the ceding entity or the assuming entity. As a ceding entity, exposure to the risks reinsured is reduced by transferring certain rights and obligations of the underlying insurance product to a counterparty. Conversely, as an assuming entity, exposure to the risks reinsured is increased by assuming certain rights and obligations of the underlying insurance products from a counterparty. We enter into reinsurance agreements as the ceding entity for a variety of reasons but primarily do so to reduce exposure to loss, reduce risk volatility, provide additional capacity for future growth and for capital management purposes for certain of our optional living benefit features. Under ceded reinsurance, we remain liable to the underlying policyholder if a third-party reinsurer is unable to meet its obligations. We evaluate the financial condition of reinsurers, monitor the concentration of counterparty risk and maintain collateral, as appropriate, to mitigate this exposure. We entered into a reinsurance agreement with a third-party reinsurer that grants us the ability to reinsure a portion of our fixed indexed annuity products (specifically PruSecure® and SurePath®) issued on or after October 15, 2019. Under generally accepted accounting principles in the United States of America ("U.S. GAAP"), this agreement is accounted for under deposit accounting. The reinsurance arrangement ended on December 1, 2021. For additional information on our reinsurance agreements, see Note 10 to the Financial Statements. Regulation Overview Our business is subject to comprehensive regulation and supervision. The purpose of these regulations is primarily to protect our customers and the overall financial system. Many of the laws and regulations to which we are subject are regularly re- examined. Existing or future laws and regulations may become more restrictive or otherwise adversely affect our operations or profitability, increase compliance costs, or increase potential regulatory exposure. In recent years we have experienced, and expect to continue to experience, extensive changes in the laws and regulations, and regulatory frameworks, applicable to our businesses. We cannot predict how current or future initiatives will further impact existing laws, regulations and regulatory frameworks. State insurance laws regulate all aspects of our business. Insurance departments in the District of Columbia, Guam and all states monitor our insurance operations. The Company is domiciled in Arizona and its principal insurance regulatory authority is the AZDOI. Generally, our insurance products must be approved by the insurance regulators in the state in which they are sold. Our insurance products are substantially affected by federal and state tax laws. The primary regulatory frameworks applicable to Prudential Financial and the Company are described further below under the following section headings: • Dodd-Frank Wall Street Reform and Consumer Protection Act • ERISA • Fiduciary Rules and other Standards of Care • U.S. State Insurance Holding Company Regulation • U.S. Insurance Operations ◦ State Insurance Regulation ◦ U.S. Federal and State Securities Regulation Affecting Insurance Operations • SECURE Act and other retirement product regulation • Derivatives Regulation • Privacy and Cybersecurity Regulation • Anti-Money Laundering and Anti-Bribery Laws • Unclaimed Property Laws • Taxation • International and Global Regulatory Initiatives Table of Contents 7

Several of Prudential Financial’s domestic and foreign regulators participate in an annual supervisory college facilitated by the New Jersey Department of Banking and Insurance (“NJDOBI”). The purpose of the supervisory college is to promote ongoing supervisory coordination, facilitate the sharing of information among regulators and enhance each regulator’s understanding of Prudential Financial’s risk profile. The most recent supervisory college was held in October 2021. Existing and future accounting rules may also impact our results of operations or financial condition. For a discussion of accounting pronouncements and their potential impact on our business, including Accounting Standards Update (“ASU”) 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, see Note 2 to the Financial Statements. Dodd-Frank Wall Street Reform and Consumer Protection Act The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) increased the potential for federal regulation of our businesses. The Financial Stability Oversight Council (“FSOC” or the “Council”) may designate certain financial companies as a non-bank financial company (a “Designated Financial Company”) subject to supervision by the Board of Governors of the Federal Reserve System (“FRB”). In October 2017, the U.S. Department of the Treasury released a report titled “A Financial System That Creates Economic Opportunities - Asset Management and Insurance” which recommended, among other things, that primary federal and state regulators should focus on potential systemic risks arising from products and activities, and on implementing regulations that strengthen the asset management and insurance industries as a whole, rather than focus on an entity-based regulatory regime. The report also affirmed the role of the U.S. state-based system of insurance regulation. In December 2019, FSOC revised its interpretive guidance regarding Designated Financial Company determinations. The guidance describes the approach FSOC intends to take in prioritizing its work to identify and address potential risks to U.S. financial stability using an activities-based approach, and enhancing the analytical rigor and transparency in the processes FSOC intends to follow if it were to consider making a Designated Financial Company determination. From time to time Congress has also introduced legislation which if enacted, would amend certain provisions of Dodd-Frank, including by requiring the Council to prioritize the use of an activities-based approach to mitigate identified systemic risks. The Council maintains the authority to designate entities, including the Company, for FRB supervision if it determines that either (i) material financial distress at the entity, or (ii) the nature, scope, size, scale, concentration, interconnectedness, or mix of the entity’s activities, could pose a threat to domestic financial stability. The Company continues to believe it does not meet the standards for designation. We cannot predict whether Treasury reports, interpretive guidance, new legislation or other initiatives aimed at revising Dodd- Frank and regulation of the financial system will ultimately form the basis for changes to laws or regulations impacting the Company. ERISA The Employee Retirement Income Security Act (“ERISA”) is a comprehensive federal statute that applies to U.S. employee benefit plans sponsored by private employers and labor unions. Plans subject to ERISA include pension and profit sharing plans and welfare plans, including health, life and disability plans. ERISA provisions include reporting and disclosure rules, standards of conduct that apply to plan fiduciaries and prohibitions on transactions known as “prohibited transactions,” such as conflict- of-interest transactions and certain transactions between a benefit plan and a party in interest. ERISA also provides for civil and criminal penalties and enforcement. Prudential Financial’s insurance, investment management and retirement businesses provide services to employee benefit plans subject to ERISA, including services where Prudential Financial may act as an ERISA fiduciary. In addition to ERISA regulation of businesses providing products and services to ERISA plans, Prudential Financial becomes subject to ERISA’s prohibited transaction rules for transactions with those plans, which may affect Prudential Financial’s ability to enter transactions, or the terms on which transactions may be entered, with those plans, even in businesses unrelated to those giving rise to party in interest status. Fiduciary Rules and Other Standards of Care The Company and our distributors are subject to rules regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these rules have been revised or reexamined, as described below. We cannot predict whether any proposed or new amendments to the existing regulatory framework will ultimately become applicable to our businesses. Any new standards issued by the U.S. Department of Labor (“DOL”), the Securities and Exchange Commission (“SEC”), the National Association of Insurance Commissioners (“NAIC”) or state regulators may affect our businesses, results of operations, cash flows and financial condition. Table of Contents 8

DOL Fiduciary Rules In June 2018, a Fifth Circuit Court of Appeals decision became effective that vacated rules issued by the DOL that redefined who would be considered a “fiduciary” for purposes of transactions with qualified plans, plan participants and Individual Retirement Accounts (“IRAs”), and generally provided that investment advice to a plan participant or IRA owner would be treated as a fiduciary activity. Prior to being vacated, the rules adversely impacted sales in our individual annuities business and resulted in increased compliance costs. In December 2020, the DOL finalized a new prohibited transaction exemption that became effective on February 16, 2021, which replaced the previously vacated “best interest contract exemption,” and has since extended its non-enforcement relief for different parts of the exemption through January and June 2022, as applicable. The new exemption will allow fiduciaries meeting the requirements of the exemption to receive compensation, including as a result of advice to rollover assets from a tax-qualified plan to an IRA, and to purchase from or sell certain investments to qualified plans and IRAs. The DOL also reinstated the pre-2016 investment advice regulation and provided its current interpretation of that regulation, which could result in rollover recommendations being fiduciary investment advice if certain conditions are met. We are working to implement the necessary policies, procedures and training to comply with the final prohibited transaction exemption and accompanying interpretive guidance for our businesses. Compliance with the new exemption has resulted in increased costs, in particular in the Prudential Advisors distribution system. SEC Best Interest Regulation In June 2019, the SEC adopted a package of rulemakings and interpretative guidance that, among other things, requires broker- dealers to act in the best interest of retail customers when recommending securities transactions or investment strategies to them. The guidance also clarifies the SEC’s views of the fiduciary duty that investment advisers owe to their clients. The new best interest standards became effective on June 30, 2020. The new standards apply to recommendations to purchase certain of our products and have resulted in increased compliance costs, in particular in our Prudential Advisors distribution system. U.S. State Standard of Care Regulation In February 2020, the NAIC adopted revisions to the model suitability rule applicable to the sale of annuities. The revised model regulation states the insurance salesperson must act “without placing the producer’s or the insurer’s financial interest ahead of the consumer’s interest.” The model rule will become applicable to us as it is adopted in each state. In addition, certain state regulators and legislatures have adopted or are considering adopting best interest standards. U.S. State Insurance Holding Company Regulation We are subject to the Arizona insurance holding company law which requires us to register with the insurance department and to furnish annually financial and other information about the operations of the Company. Generally, all transactions with affiliates that affect the Company must be fair and reasonable and, if material, require prior notice and approval or non- disapproval by the AZDOI. Change of Control Most states have insurance laws that require regulatory approval of a direct or indirect change of control of an insurer or an insurer’s holding company. Laws such as these that apply to us prevent any person from acquiring control of Prudential Financial or of its insurance subsidiaries unless that person has filed a statement with specified information with the insurance regulators and has obtained their prior approval. Under most states’ statutes, acquiring 10% or more of the voting stock of an insurance company or its parent company is presumptively considered a change of control, although such presumption may be rebutted. As of January 2022, New Jersey has recognized an additional presumption of control upon the holding or controlling of enough proxies to elect 10% or more of the board of directors of a New Jersey-domiciled insurance company or its parent company. Accordingly, any person who acquires “control” of Prudential Financial, either by the acquisition of voting securities or, in the case of New Jersey, by the accumulation of proxies without the prior approval of the applicable insurance regulator of the states in which our U.S. insurance companies are domiciled will be in violation of these states’ laws and may be subject to injunctive action requiring the disposition or seizure of those securities or proxies by the relevant insurance regulator or prohibiting the voting of those securities or proxies and to other actions determined by the relevant insurance regulator. In addition, many state insurance laws require prior notification to state insurance departments of a change in control of a non- domiciliary insurance company doing business in that state. Table of Contents 9

Group-Wide Supervision NJDOBI acts as the group-wide supervisor of Prudential Financial pursuant to New Jersey legislation that authorizes group- wide supervision of internationally active insurance groups (“IAIGs”). The law, among other provisions, authorizes NJDOBI to examine Prudential Financial and its subsidiaries, including by ascertaining the financial condition of the insurance companies for purposes of assessing enterprise risk. In accordance with this authority, NJDOBI receives information about Prudential Financial’s operations beyond those of its New Jersey domiciled insurance subsidiaries. Additional areas of focus regarding group-wide supervision of insurance holding companies include the following: • Group Capital Calculation. The NAIC is developing a U.S. group capital calculation that uses a risk-based capital (“RBC”) aggregation methodology. The calculation is intended to serve as an additional tool to help state regulators assess potential risks within and across insurance group. A final version of the calculation is expected to be implemented for year-end December 31, 2022. • Macroprudential Framework. The NAIC is developing a macroprudential framework intended to: (1) improve state insurance regulators’ ability to monitor and respond to the impact of external financial and economic risks on insurers; (2) better monitor and respond to risk emanating from or amplified by insurers that might be transmitted externally; and (3) increase public awareness of NAIC/state monitoring capabilities regarding macroprudential trends. As part of this initiative, the areas identified by the NAIC for potential enhancement include liquidity reporting and stress testing, resolution and recovery, capital stress testing, and counterparty exposure and concentration. The NAIC has completed and implemented its first liquidity stress test and made updates to ensure continuation of essential services during an insurer resolution. • Examination. State insurance departments conduct periodic examinations of the books and records, financial reporting, policy filings and market conduct of insurance companies domiciled in their states, generally once every three to five years under guidelines promulgated by the NAIC. As group-wide supervisor, NJDOBI, along with our other insurance regulators, has expanded the periodic examinations to cover Prudential and all of its subsidiaries. AZDOI and NJDOBI, along with the insurance regulators of Connecticut and Indiana, has commenced a global consolidated group-wide examination of Prudential Financial and its subsidiaries for the five- year period ended December 31, 2021. We cannot predict what, if any, additional requirements and compliance costs any new group-wide standards will impose on Prudential Financial. U.S. Insurance Operations Generally, our insurance products must be approved by the insurance regulators in the state in which they are sold. Our insurance products are substantially affected by federal and state tax laws. State Insurance Regulation State insurance authorities have broad administrative powers with respect to all aspects of the insurance business including: (1) licensing to transact business; (2) licensing agents; (3) admittance of assets to statutory surplus; (4) regulating premium rates for certain insurance products; (5) approving policy forms; (6) regulating unfair trade and claims practices; (7) establishing reserve requirements and solvency standards; (8) fixing maximum interest rates on life insurance policy loans and minimum accumulation or surrender values; (9) regulating the type, amounts and valuations of investments permitted; (10) regulating reinsurance transactions, including the role of captive reinsurers; and (11) other matters. State insurance laws and regulations require the Company to file financial statements with state insurance departments everywhere it does business in accordance with accounting practices and procedures prescribed or permitted by these departments. The Company’s operations and accounts are subject to examination by those departments at any time. Financial Regulation Dividend Payment Limitations. The Arizona insurance law regulates the amount of dividends that may be paid by the Company. See Note 13 to the Financial Statements for a discussion of dividend restrictions. Table of Contents 10

Risk-Based Capital. We are subject to RBC requirements that are designed to enhance regulation of insurers’ solvency. The RBC calculation, which regulators use to assess the sufficiency of an insurer’s statutory capital, measures the risk characteristics of a company’s assets, liabilities and certain off-balance sheet items. In general, RBC is calculated by applying factors to various asset, premium, claim, expense and reserve items. Within a given risk category, these factors are higher for those items with greater underlying risk and lower for items with lower underlying risk. Insurers that have less statutory capital than required are considered to have inadequate capital and are subject to varying degrees of regulatory action depending upon the level of capital inadequacy. Areas of the RBC framework that have recently been subject to reexamination or revision include the following: • Bond Factors. In August 2021, the NAIC adopted the Moody’s Analytics proposed revisions to the RBC C-1 factors for invested assets effective for the year-end 2021 RBC calculation. The revisions include expanding the current NAIC designations used in the RBC calculation from six bond structures to twenty. The new factors will not materially impact our 2021 RBC calculation. • Longevity/Mortality Risk. In 2021, the NAIC’s Life Risk-Based Capital Working Group adopted longevity risk factors for some annuity products and a correlation adjustment between longevity and mortality risk factors. The Company assumes this longevity risk primarily in its individual annuities business. The NAIC is also developing updates to the existing mortality risk factors in RBC. • Operational Risk. In 2018, the NAIC adopted operational risk charges that became effective for the year-end 2018 RBC calculation. The operational risk charges did not materially impact our 2018 RBC ratios given that we hold statutory capital consistent with or in excess of the thresholds established through these new charges. • Economic Scenario Generator (“Generator”). In 2017, the American Academy of Actuaries notified the NAIC that it did not have the resources to maintain its Generator used in regulatory reserve and capital calculations. In 2020, the NAIC selected a third-party vendor to provide, maintain, and support the Generator prescribed for life and annuity statutory reserve and capital calculations. The NAIC is evaluating the vendor’s economic scenarios and other modifications. We cannot predict what impact a new Generator may ultimately have on our businesses. Due to the ongoing nature of the NAIC’s activities regarding RBC, we cannot determine the ultimate timing of the proposed changes or their impact on RBC or on our financial position. Insurance Reserves and Regulatory Capital. State insurance laws require us to analyze the adequacy of our reserves annually. Our appointed actuary must submit an opinion that our reserves, when considered in light of the assets we hold with respect to those reserves, make adequate provision for our contractual obligations and related expenses. The reserving framework for certain of our products and the regulatory capital requirements applicable to our business have undergone reexamination and revision in recent years, including in the following areas: • Variable Annuities Framework for Change. In 2019, the NAIC adopted final revisions to the Valuation Manual (“VM-21”) and risk-based capital instructions to implement a new variable annuity statutory framework for 2020. Changes include: (i) providing more economic reflection of hedging in liability valuations; (ii) eliminating the Standard Scenario and replacing it with the Standard Projection; and (iii) standardizing capital market assumptions and aligning frameworks for total asset requirements and reserves. There was no material impact to our target capital levels from the revised framework. • Schedule D Long-Term Bonds. The NAIC’s Statutory Accounting and Principles Working Group is evaluating revisions to the definition of long-term bonds reported on Schedule D under SSAP No. 26R and SSAP No. 43R, to address the current inconsistency in practice for the reporting of non-rated residual tranches for structures captured in scope of SSAP No.43R Table of Contents 11

Market Conduct Regulation State insurance laws and regulations include numerous provisions governing the marketplace activities of insurers, including provisions governing the form and content of disclosure to consumers, illustrations, advertising, sales practices and complaint handling, as well as underwriting and claims activity. State regulatory authorities generally enforce these provisions through periodic market conduct examinations. We have been subject to market conduct examinations relating to our marketplace activities, including with respect to the policies and procedures we use to locate guaranteed group annuity customers and establish related reserves. Market conduct examinations by state regulatory authorities have resulted and may in the future result in us increasing statutory reserves, changing operational processes and procedures, and being subject to fines or other discipline. Registered Index Linked Annuities (“RILAs”) The NAIC established the Index-Linked Variable Annuity Subgroup to address RILA regulation, which has been charged with evaluating RILAs and providing recommendations and changes, as appropriate, to nonforfeiture, or interim value requirements related to the product. We cannot predict what impact new or changes in existing regulation may ultimately have on our business. Climate Change In 2020, the NAIC established a Climate and Resiliency Task Force under the Executive Committee to coordinate domestic and international discussions and engagement on climate-related risk and resiliency issues. Charges for the Task Force include: considering appropriate climate risk disclosures within the insurance sector; evaluating financial regulatory approaches to climate risk and resiliency, including stress testing, scenario modeling, and solvency implications; considering innovative insurer solutions to climate risk and resiliency; identifying sustainability, resilience and mitigation issues and solutions related to the insurance industry; and considering pre-disaster mitigation and resiliency and the role of state insurance regulators in resiliency. To date, the Task Force has not adopted any regulatory requirements but may do so in the future as it advances its work. Insurance Guaranty Association Assessments Each state has insurance guaranty association laws under which insurers doing business in the state are members and may be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Typically, states assess each member insurer in an amount related to the member insurer’s proportionate share of the business written by all member insurers in the state. The majority of state guaranty association laws provide a tax offset for a percentage of the assessment against future years’ premium taxes. While we cannot predict the amount and timing of future assessments on the Company under these laws, Prudential Financial has established estimated reserves for future assessments relating to insurance companies that are currently subject to insolvency proceedings. U.S. Federal and State Securities Regulation Affecting Insurance Operations Our variable annuity products generally are “securities” within the meaning of federal securities laws and may be required to be registered under the federal securities laws and subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”). Federal securities regulation affects investment advice, sales and related activities with respect to these products. In certain states, our variable annuity products are considered “securities” within the meaning of state securities laws. As securities, these products may be subject to filing and certain other requirements. Also, sales activities with respect to these products generally are subject to state securities regulation. Such regulation may affect investment advice, sales and related activities for these products. Federal Insurance Office Dodd-Frank established a Federal Insurance Office (“FIO”) within the Department of the Treasury headed by a director appointed by the Secretary of the Treasury. While the FIO does not have general supervisory or regulatory authority over the business of insurance, the FIO director performs various functions with respect to insurance, including serving as a non-voting member of the Council, monitoring the insurance sector and representing the U.S. on prudential aspects of international insurance matters, including at the International Association of Insurance Supervisors ("IAIS"). Table of Contents 12

SECURE Act In December 2019, Congress enacted the Setting Every Community up for Retirement Enhancement (“SECURE”) Act. The SECURE Act is intended to help promote retirement plan coverage and increase retirement plan savings, as well as facilitate access to guaranteed lifetime income solutions. The SECURE Act addresses coverage issues by making it easier for small businesses to participate in pooled employer plans and requires coverage of certain long-term, part-time workers. The SECURE Act addresses savings issues by raising the cap on amounts contributed through auto-enrollment, increasing the maximum age for required minimum withdrawals to 72 and removing the age cap (70 1/2) for making IRA contributions. The SECURE Act also made it easier for employers to include guaranteed lifetime income as part of their plan by providing an annuity provider selection safe harbor, as well as providing for the portability of participant investments in annuity products. In addition, the SECURE Act included provisions that enable participants to withdraw, penalty-free, up to $5,000 for expenses attendant to the birth or adoption of a child and limit the ability of certain IRA beneficiaries to defer tax recognition of their inheritance beyond ten years. In December, 2020, in response to the COVID-19 pandemic, Congress enacted the Consolidated Appropriations Act of 2021 (“CAA”). The CAA includes a provision that changes the floor interest rates used for Definition of Life Insurance (“DOLI”) testing under Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”), and Modified Endowment Contract (“MEC”) testing under Section 7702A of the Code. The change is intended to better reflect the current low interest rate environment and, for contracts issued on or after January 1, 2021, may increase the DOLI and MEC limits and allow more premium payments relative to the death benefit. In March, 2021, the American Rescue Plan Act of 2021 (“ARPA”) was enacted. The ARPA includes, among other things, provisions intended to improve funding for multiemployer pension plans, including providing special financial assistance through the Pension Benefit Guarantee Corporation to qualifying underfunded plans and adding five years to the funding improvement period and the rehabilitation period for plans that were in endangered or critical status in 2020 or 2021. The ARPA includes single-employer pension funding relief in the form of interest rate stabilization and an extension of the period for amortizing funding shortfalls. Derivatives Regulation Prudential Financial and its subsidiaries use derivatives for various purposes, including hedging interest rate, foreign currency and equity market exposures. Dodd-Frank established a framework for regulation of the over-the-counter derivatives markets. This framework sets out requirements regarding the clearing and reporting of derivatives transactions, as well as collateral posting requirements for uncleared swaps. Affiliated swaps entered into between Prudential Financial subsidiaries are generally exempt from most of these requirements. We continue to monitor the potential hedging cost impacts of new initial margin requirements, and increased capital requirements for derivatives transactions. Additionally, the increased need to post cash collateral in connection with mandatorily cleared swaps may also require the liquidation of higher yielding assets for cash, resulting in a negative impact on investment income. Privacy and Cybersecurity Regulation We are subject to laws, regulations and directives that require financial institutions and other businesses to protect the security and confidentiality of personal information, including health-related and customer information, and to notify their customers and other individuals of their policies and practices relating to the collection and disclosure of health-related and customer information. In addition, we must comply with international privacy laws, regulations, and directives concerning the cross border transfer or use of employee and customer personal information. These laws, regulations and directives also: • require protections regarding the use and disclosure of certain information such as national identifier numbers (e.g., social security numbers); • require notice to affected individuals, regulators and others if there is a breach of the security of certain personal or confidential information; • require financial institutions and creditors to implement effective programs to detect, prevent, and mitigate identity theft; • regulate the process by which financial institutions make telemarketing calls and send e-mail, text, or fax messages to consumers and customers; • require oversight of third parties that have access to, and handle, personal or confidential information; Table of Contents 13

• provide individuals with rights over their personal information, such as the right to obtain portable copies of or request the deletion of their personal information; and • prescribe the permissible uses of certain personal information, including customer information and consumer report information. Regulatory and legislative activity in the areas of privacy, data protection and information and cybersecurity continues to increase worldwide. Financial regulators in the U.S. and international jurisdictions in which Prudential Financial operates continue to focus on data privacy and cybersecurity, including in proposed rulemaking, and have communicated heightened expectations and have increased emphasis in this area in their examinations of regulated entities. For example, the E.U.’s General Data Protection Regulation (“GDPR”), which became effective in May 2018, confers additional privacy rights on individuals in the E.U. and establishes significant penalties for violations. In addition, in the U.S., certain lawmakers in Congress have proposed a number of sweeping privacy laws. In California, the California Consumer Privacy Act (the “CCPA”) became effective in 2020 and confers numerous privacy rights on individuals and corresponding obligations on businesses. Additional rights and obligations will be imposed by the California Privacy Rights Act (the “CPRA”), which we expect to largely become effective in 2023. Additional states, such as Virginia and Colorado, have also passed comprehensive privacy laws similar in scope to the CCPA and CPRA that will also become effective in 2023. Internationally, a number of countries such as Brazil and Argentina have enacted GDPR-like regulations, while others are considering such regulations or, in the case of China, have enacted other privacy regulations. In October 2017, the NAIC adopted the Insurance Data Security Model Law. The model law requires that insurance companies establish a cybersecurity program and includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. The NY DFS adopted a similar regulation effective March 2017 and other states have either implemented the Model Law or are anticipated to implement it in the near future. In 2021, the Office of the Comptroller of the Currency, the Federal Reserve and the Federal Deposit Insurance Corporation adopted a new rule, effective May 1, 2022, requiring banking organizations to notify their banking regulator within 36 hours of a material incident. The Company is monitoring regulatory guidance and rulemaking in these areas, and may be subject to increased compliance costs and regulatory requirements. In order to respond to the threat of security breaches and cyber-attacks, Prudential Financial has developed a program overseen by the Chief Information Security Officer and the Information Security Office that is designed to protect and preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of the Company. As part of this program, we also maintain an incident response plan. The program provides for the coordination of various corporate functions and governance groups and serves as a framework for the execution of responsibilities across businesses and operational roles. The program establishes security standards for our technological resources, and includes training for employees, contractors and third parties. As part of the program, we conduct periodic exercises with outside advisors to gain a third-party independent assessment of our technical program and our internal response preparedness. We regularly engage with the outside security community and monitor cyber threat information. Anti-Money Laundering and Anti-Bribery Laws Our business is subject to various anti-money laundering and financial transparency laws and regulations that seek to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. In addition, under current U.S. law and regulations we may be prohibited from dealing with certain individuals or entities in certain circumstances and we may be required to monitor customer activities, which may affect our ability to attract and retain customers. We are also subject to various laws and regulations relating to corrupt and illegal payments to government officials and others, including the U.S. Foreign Corrupt Practices Act and the U.K.’s Anti-Bribery Law. The obligation of financial institutions, including the Company, to identify their clients, to monitor for and report suspicious transactions, to monitor dealings with government officials, to respond to requests for information by regulatory authorities and law enforcement agencies, and to share information with other financial institutions, has required the implementation and maintenance of internal practices, procedures and controls. Unclaimed Property Laws We are subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and we are subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see Note 15 to the Financial Statements. Table of Contents 14

Taxation U.S. Taxation Prudential Financial and certain domestic subsidiaries, including the Company, file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies. The principal differences between the Company’s actual income tax expense and the applicable statutory federal income tax rate are generally deductions for non- taxable investment income, including the Dividends Received Deduction (“DRD”), foreign taxes applied at a different tax rate than the U.S. rate and certain tax credits. For tax years prior to 2018, the applicable statutory federal income tax rate was 35%. For tax years starting in 2018, the applicable statutory federal income tax rate is 21%. A future increase in the applicable statutory federal income tax rate above 21% would adversely impact the Company's tax position. In addition, as discussed further below, the tax attributes of our products may impact both the Company’s and our customers’ tax positions. See “Income Taxes” in Note 2 to the Financial Statements and Note 11 to the Financial Statements for a description of the Company’s tax position. As discussed further below, new tax legislation and other potential changes to the tax law may impact the Company’s tax position and the attractiveness of our products. The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changed the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions, as well as changing the system of taxation of earnings of foreign subsidiaries. The most significant changes for the Company were: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the DRD; and (3) an increased capitalization and amortization period for acquisition costs related to certain products. Since the enactment of the Tax Act of 2017, the Treasury Department and the Internal Revenue Service (“IRS”) promulgated Proposed and Final Regulations on a number of provisions within or impacted by the Tax Act of 2017. The Treasury and IRS have requested comments on the Proposed Regulations. Our analysis of these Proposed Regulations is on-going and further guidance may be needed from the Treasury Department and the IRS to fully understand and implement several provisions. Other life insurance and financial services companies may benefit more or less from these tax law changes, which could impact the Company’s overall competitive position. Notwithstanding the enactment of the Tax Act of 2017, the President, Congress, as well as state and local governments, may continue to consider from time to time legislation that could increase the amount of corporate taxes we pay, thereby reducing earnings. U.S. federal tax law generally permits tax deferral on the inside build-up of investment value of certain retirement savings, annuities and life insurance products until there is a contract distribution and, in general, excludes from taxation the death benefit paid under a life insurance contract. The Tax Act of 2017 did not change these rules, though it is possible that some individuals with overall lower effective tax rates could be less attracted to the tax deferral aspect of the Company’s products. The general reduction in individual tax rates and elimination of certain individual deductions may also impact the Company, depending on whether current and potential customers have more or less after-tax income to save for retirement and manage their mortality and longevity risk through the purchase of the Company’s products. Congress from time to time may enact other changes to the tax law that could make our products less attractive to consumers, including legislation that would modify the tax favored treatment of retirement savings, life insurance and annuities products. The products we sell have different tax characteristics and, in some cases, generate tax deductions and credits for the Company. Changes in either the U.S. or foreign tax laws may negatively impact the deductions and credits available to the Company, including the ability of the Company to claim foreign tax credits with respect to taxes withheld on our investments supporting separate account products. These changes would increase the Company’s actual tax expense and reduce its net income. The profitability of certain products is significantly dependent on these characteristics and our ability to continue to generate taxable income, which is taken into consideration when pricing products and is a component of our capital management strategies. Accordingly, changes in tax law, our ability to generate taxable income, or other factors impacting the availability or value of the tax characteristics generated by our products, could impact product pricing, increase our tax expense or require us to reduce our sales of these products or implement other actions that could be disruptive to our businesses. In March 2020, in response to the COVID-19 pandemic, Congress enacted the CARES Act. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 11 to the Financial Statements for more information. Table of Contents 15

International and Global Regulatory Initiatives In addition to the adoption of Dodd-Frank in the United States, lawmakers around the world are actively exploring steps to avoid future financial crises. In many respects, this work is being led by the Financial Stability Board (“FSB”), which consists of representatives of national financial authorities of the G20 nations. The G20, the FSB and related bodies have developed proposals to address such issues as financial group supervision, capital and solvency standards, systemic economic risk, corporate governance including executive compensation, and a host of related issues. In July 2013, Prudential Financial, along with eight other global insurers, was designated by the FSB as a global systemically important insurer (“G-SII”) through a quantitative methodology developed and implemented by the IAIS. Prudential Financial remained designated as a G-SII until November 2018, at which point the FSB announced that it would not engage in an identification of G-SIIs based on the IAIS’ progress with development of the Holistic Framework for Systemic Risk in the Insurance Sector (“Holistic Framework”). The Holistic Framework, which was adopted by the IAIS in November 2019, focuses on employing an Activities Based approach (“ABA”) to assessing and managing potential sources of systemic risk through enhancements to IAIS policy measures pertaining to macroprudential surveillance, enterprise risk management, liquidity management, crisis management and recovery planning. In addition to the ABA elements, the Holistic Framework preserves the IAIS’ annual data collection and monitoring process. Upon the IAIS’ adoption of the Holistic Framework, the FSB announced that it has suspended the annual identification of G-SIIs until November 2022, when it will review the need to either discontinue or re-establish the annual process based on the initial years of implementation of the Holistic Framework. In addition to its post financial crisis work on systemic risk, the IAIS developed the Common Framework for the Supervision of Internationally Active Insurance Groups (“ComFrame”). Through ComFrame, the IAIS seeks to promote effective and globally consistent supervision of the insurance industry through uniform standards for insurer corporate governance, enterprise risk management and other control functions, group-wide supervision and group capital adequacy. The non-capital related components of ComFrame were adopted by the IAIS in November 2019. The ICS, which is the capital adequacy component of ComFrame, entered a five-year monitoring phase beginning in 2020. During the monitoring phase, IAIGs are encouraged to report ICS results to their group supervisory authorities to support the IAIS’ efforts to obtain feedback on the appropriateness of the framework. The IAIS will use input from supervisory authorities and IAIGs as well as stakeholder feedback on a public consultation and the results of an economic impact assessment to further improve the ICS. The IAIS is scheduled to adopt a final version of the ICS, which it expects its member supervisory authorities to implement, in 2025. As a standard setting body, the IAIS does not have direct authority to require insurance companies to comply with the policy measures it develops, including the ICS and proposed policy measures within the Holistic Framework. However, we could become subject to these policy measures if they were adopted by either our group supervisor or supervisors of Prudential Financial's international operations or companies, which could impact the manner in which Prudential Financial deploys its capital, structures and manages its businesses, and otherwise operates both within the U.S. and abroad. Human Capital Resources The Company has no employees. Services to the Company are primarily provided by employees of Prudential Insurance as described under “Expense Charges and Allocations” in Note 14 to the Financial Statements. Item 1A. Risk Factors You should carefully consider the following risks. These risks are not exclusive, and additional risks to which we are subject include, but are not limited to, the factors mentioned under “Forward-Looking Statements” above and the risks of our business described elsewhere in this Annual Report on Form 10-K. Many of these risks are interrelated and could occur under similar business and economic conditions, and the occurrence of certain of them may in turn cause the emergence or exacerbate the effect of others. Such a combination could materially increase the severity of the impact of these risks on our business, results of operations, financial condition and liquidity. Overview The Company's risk management framework documents the definition, potential manifestation, and management of its risks. The Company has categorized its risks into tactical and strategic risks. Tactical risks may cause damage to the Company, and the Company seeks to manage and mitigate them through models, metrics and the overall risk framework. The Company’s tactical risks include investment, insurance, market, liquidity, and operational risk. Strategic risks can cause the Company’s fundamental business model to change, either through a shift in the businesses in which it is engaged or a change in execution. The Company’s strategic risks include regulatory and technological changes and other external factors. These risks, as well as the sub-risks that may impact the Company, are discussed below. Table of Contents 16

Investment Risk Our investment portfolios are subject to the risk of loss due to default or deterioration in credit quality or value. We are exposed to investment risk through our investments, which primarily consist of public and private fixed maturity securities, commercial mortgage and other loans, equity securities and alternative assets including private equity, hedge funds and real estate. We are also exposed to investment risk through a potential counterparty default. Investment risk may result from: (1) economic conditions; (2) adverse capital market conditions, including disruptions in individual market sectors or a lack of buyers in the marketplace; (3) volatility; (4) credit spread changes; (5) benchmark interest rate changes; and (6) declines in value of underlying collateral. These factors may impact the credit quality, liquidity and value of our investments and derivatives, potentially resulting in higher capital charges and unrealized or realized losses. Also, certain investments we hold, regardless of market conditions, are relatively illiquid and our ability to promptly sell these assets for their full value may be limited. Additionally, our valuation of investments may include methodologies, inputs and assumptions which are subject to change and different interpretation and could result in changes to investment valuations that may materially impact our results of operations or financial condition. For information about the valuation of our investments, see Note 5 to the Financial Statements. Our investment portfolio is subject to credit risk, which is the risk that an obligor (or guarantor) is unable or unwilling to meet its contractual payment obligations on its fixed maturity security, loan or other obligations. Credit risk may manifest in an idiosyncratic manner (i.e., specific to an individual borrower or industry) or through market-wide credit cycles. Financial deterioration of the obligor increases the risk of default and may increase the capital charges required under such regimes as the NAIC RBC, or other constructs to hold the investment and in turn, potentially limit our overall capital flexibility. Credit defaults (as well as credit impairments, realized losses on credit-related sales, and increases in credit related reserves) may result in losses which adversely impact earnings, capital and our ability to appropriately match our liabilities and meet future obligations. Our Company is subject to counterparty risk, which is the risk that the counterparty to a transaction could default or deteriorate in creditworthiness before or at the final settlement of a transaction. In the normal course of business, we enter into financial contracts to manage risks (such as derivatives to manage market risk and reinsurance treaties to manage insurance risk), improve the return on investments (such as securities lending and repurchase transactions) and provide sources of liquidity or financing (such as credit agreements, securities lending agreements and repurchase agreements). These transactions expose the Company to counterparty risk. Counterparties include commercial banks, investment banks, broker-dealers and insurance and reinsurance companies. In the event of a counterparty deterioration or default, the magnitude of the losses will depend on then current market conditions and the length of time required to enter into a replacement transaction with a new counterparty. Losses are likely to be higher under stressed conditions. Our investment portfolio is subject to equity risk, which is the risk of loss due to deterioration in market value of public equity or alternative assets. We include public equity and alternative assets (including private equity, hedge funds and real estate) in our portfolio constructions, as these asset classes can provide returns over longer periods of time, aligning with the long-term nature of certain of our liabilities. Public equity and alternative assets have varying degrees of price transparency. Equities traded on stock exchanges (public equities) have significant price transparency, as transactions are often required to be disclosed publicly. Assets for which price transparency is more opaque include private equity (joint ventures/limited partnerships) and direct real estate. As these investments typically do not trade on public markets and indications of realizable market value may not be readily available, valuations can be infrequent and/or more volatile. A sustained decline in public equity and alternative markets may reduce the returns earned by our investment portfolio through lower than expected dividend income, property operating income, and capital gains, thereby adversely impacting earnings, capital, and product pricing assumptions. These assets may also produce volatility in earnings as a result of uneven distributions on the underlying investments. The COVID-19 pandemic may increase investment risk. During 2020, the COVID-19 pandemic and its impact on the global economy increased the risk of loss on our investments due to default or deterioration in credit quality or value and may do so again. Table of Contents 17

Insurance Risk We have significant liabilities for policyholders' benefits which are subject to insurance risk. Insurance risk is the risk that actual experience deviates adversely from our insurance assumptions, including mortality and policyholder behavior assumptions. We provide a variety of insurance products that are designed to help customers protect against a variety of financial uncertainties. Our insurance products protect customers against their potential risk of loss by transferring those risks to the Company, where those risks can be managed more efficiently through pooling and diversification over a larger number of independent exposures. During this transfer process, we assume the risk that actual losses experienced in our insurance products deviates significantly from what we expect. More specifically, insurance risk is concerned with the deviations that impact our future liabilities. Our profitability may decline if mortality experience or policyholder behavior experience differ significantly from our expectations when we price our products. In addition, if we experience higher than expected claims our liquidity position may be adversely impacted, and we may incur losses on investments if we are required to sell assets in order to pay claims. If it is necessary to sell assets at a loss, our results of operations and financial condition could be adversely impacted. For a discussion of the impact of changes in insurance assumptions on our financial condition, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Accounting Policies and Pronouncements—Application of Critical Accounting Estimates—Insurance Liabilities”. Certain of our insurance products are subject to mortality risk, which is the risk that actual deaths experienced deviate adversely from our expectations. Mortality risk is a biometric risk that can manifest in the following ways: • Mortality calamity is the risk that mortality rates in a single year deviate adversely from what is expected as the result of pandemics, such as the COVID-19 pandemic, natural or man-made disasters, military actions or terrorism. A mortality calamity event will reduce our earnings and capital and we may be forced to liquidate assets before maturity in order to pay the excess claims. Mortality calamity risk is more pronounced in respect of specific geographic areas (including major metropolitan centers, where we have concentrations of customers), concentrations of employees or significant operations, and in respect of countries and regions in which we operate that are subject to a greater potential threat of military action or conflict. Ultimate losses would depend on several factors, including the rates of mortality and morbidity among various segments of the insured population, the collectability of reinsurance, the possible macroeconomic effects on our investment portfolio, the effect on lapses and surrenders of existing policies, as well as sales of new policies and other variables. • Mortality trend is the risk that mortality improvements in the future deviate adversely from what is expected. Mortality trend is a long-term risk in that can emerge gradually over time. Longevity products, such as annuities, experience adverse impacts due to higher-than-expected mortality improvement. Mortality products, such as life insurance, experience adverse impacts due to lower-than-expected improvement. If this risk were to emerge, the Company would update assumptions used to calculate reserves for in-force business, which may result in additional assets needed to meet the higher expected annuity claims or earlier expected life claims. An increase in reserves due to revised assumptions has an immediate impact on our results of operations and financial condition; however, economically the impact is generally long-term as the excess outflow is paid over time. • Mortality base is the risk that actual base mortality deviates adversely from what is expected in pricing and valuing our products. Base mortality risk can arise from a lack of credible data on which to base the assumptions. Table of Contents 18

Certain of our insurance products are subject to policyholder behavior risk, which is the risk that actual policyholder behavior deviates adversely from what is expected. Policyholder behavior risk includes the following components: • Lapse calamity is the risk that lapse rates over the short-term deviate adversely from what is expected, for example, surrenders of certain insurance products may increase following a downgrade of our financial strength ratings or adverse publicity. Only certain products are exposed to this risk. Products that offer a cash surrender value that resides in the general account could pose a potential short-term lapse calamity risk. Surrender of these products can impact liquidity, and it may be necessary in certain market conditions to sell assets to meet surrender demands. Lapse calamity can also impact our earnings through its impact on estimated future profits. • Policyholder behavior efficiency is the risk that the behavior of our customers or policyholders deviates adversely from what is expected. Policyholder behavior efficiency risk arises through product features which provide some degree of choice or flexibility for the policyholder, which can impact the amount and/or timing of claims. Such choices include surrender, lapse, partial withdrawal, policy loan, utilization, and premium payment rates for contracts with flexible premiums. While some behavior is driven by macro factors such as market movements, policyholder behavior at a fundamental level is driven primarily by policyholders’ individual needs, which may differ significantly from product to product depending on many factors including the features offered, the approach taken to market each product, and competitor pricing. For example, persistency (the probability that a contract will remain in force) within our annuities business may be significantly impacted by the value of guaranteed minimum benefits contained in many of our variable annuity products being higher than current account values in light of poor market performance as well as other factors. Many of our products also provide our customers with wide flexibility with respect to the amount and timing of premium deposits and the amount and timing of withdrawals from the policy’s value. Results may vary based on differences between actual and expected premium deposits and withdrawals for these products, especially if these product features are relatively new to the marketplace. The pricing of certain of our variable annuity products that contain certain living benefit guarantees is also based on assumptions about utilization rates, or the percentage of contracts that will utilize the benefit during the contract duration, including the timing of the first withdrawal. Results may vary based on differences between actual and expected benefit utilization. We may also be impacted by customers seeking to sell their benefits. In particular, third-party investor strategies in our annuities business could adversely affect the profitability of existing business and our pricing assumptions for new business. Policyholder behavior efficiency is generally a long-term risk that emerges over time. An increase in reserves due to revised assumptions has an immediate impact on our results of operations and financial condition; however, from an economic or cash flow perspective, the impact is generally long-term as the excess outflow is paid over time. Our ability to reprice products is limited, and may not compensate for deviations from our expected insurance assumptions. Although some of our products permit us to increase premiums or adjust other charges and credits during the life of the policy or contract, the adjustments permitted under the terms of the policies or contracts may not be sufficient to maintain profitability or may cause the policies or contracts to lapse. Many of our products do not permit us to increase premiums or adjust other charges and credits or limit those adjustments during the life of the contract. Even if permitted under the policy or contract, we may not be able or willing to raise premiums or adjust other charges sufficiently, or at all. Accordingly, significant deviations in actual experience from our pricing assumptions could have an adverse effect on the profitability of our products. The COVID-19 pandemic has increased and may continue to increase insurance risk. The COVID-19 pandemic has caused and may continue to cause a mortality calamity or elevated mortality, which may lead to elevated losses. Elevated losses would reduce our earnings and capital, and we may be forced to liquidate assets before maturity in order to pay the excess claims. The pandemic situation may worsen depending on the evolution of the virus’s transmissibility and virulence, including the potential for further mutation, effectiveness of public health measures and availability and effectiveness of vaccines and treatments. Ultimate losses would depend on several factors, including the rates of mortality and morbidity among various segments of the insured population, age and geographic distribution of associated deaths, collectability of reinsurance, performance of our investment portfolio, effect on lapses and surrenders of existing policies, as well as sales of new policies and other variables. The pandemic may also result in a change in policyholder behavior, such as policyholders choosing to defer or stop paying insurance premiums. It may also result in a lapse calamity, as discussed above. Finally, we cannot predict whether COVID-19 will ultimately lead to longer-term deviations from the mortality or policyholder behavior assumptions we used to price our products. Table of Contents 19

Market Risk The profitability of many of our insurance and annuity products are subject to market risk. Market risk is the risk of loss from changes in interest rates and equity prices. The profitability of many of our insurance and annuity products depends in part on the value of the separate accounts supporting these products, which can fluctuate substantially depending on market conditions. Derivative instruments we use to hedge and manage interest rate and equity market risks associated with our products and businesses, and other risks might not perform as intended or expected resulting in higher than expected realized losses and stresses on liquidity. Market conditions can limit availability of hedging instruments, require us to post additional collateral, and further increase the cost of executing product related hedges and such costs may not be recovered in the pricing of the underlying products being hedged. Market risk may limit opportunities for investment of available funds at appropriate returns, including due to the current low interest rate environment, or other factors, with possible negative impacts on our overall results. Limited opportunities for attractive investments may lead to holding cash for long periods of time and increased use of derivatives for duration management and other portfolio management purposes. The increased use of derivatives may increase the volatility of our U.S. GAAP results and our statutory capital. Our investments, results of operations and financial condition may also be adversely affected by developments in the global economy, and in the U.S. economy (including as a result of actions by the Federal Reserve with respect to monetary policy, and adverse political developments). Global or U.S. economic activity and financial markets may in turn be negatively affected by adverse developments or conditions in specific geographical regions. For a discussion of the impact of changes in market conditions on our financial condition see Item 7A “Quantitative and Qualitative Disclosures About Market Risk". Our insurance and annuity products, and our investment returns, are subject to interest rate risk, which is the risk of loss arising from asset/liability duration mismatches within our general account investments. The risk of mismatch in asset/ liability duration is mainly driven by the specific dynamics of product liabilities. Some product liabilities are expected to have only modest risk related to interest rates because cash flows can be matched by available assets in the investable space. The interest rate risk emerges primarily from their tail cash flows (30 years or more), which cannot be matched by assets for sale in the marketplace, exposing the Company to future reinvestment risk. In addition, certain of our products provide for recurring premiums which may be invested at interest rates lower than the rates included in our pricing assumptions. Market-sensitive cash flows exist with other product liabilities including products whose cash flows can be linked to market performance through secondary guarantees, minimum crediting rates, and/or changes in insurance assumptions. Our exposure to interest rates can manifest over years as in the case of earnings compression or in the short term by creating volatility in both earnings and capital. For example, some of our products expose us to the risk that changes in interest rates will reduce the spread between the amounts that we are required to pay under contracts and the rate of return we are able to earn on our general account investments supporting these contracts. When interest rates decline or remain low, as they have in recent years, we must invest in lower-yielding instruments, potentially reducing net investment income and constraining our ability to offer certain products. This risk is increased as more policyholders may retain their policies in a low rate environment. Since many of our policies and contracts have guaranteed minimum crediting rates or limit the resetting of crediting rates, the spreads could decrease or go negative. Alternatively, when interest rates rise, we may not be able to replace the assets in our general account with the higher-yielding assets as quickly as needed to fund the higher crediting rates necessary to keep these products and contracts competitive. It is possible that fewer policyholders may retain their policies and annuity contracts as they pursue higher crediting rates, which could expose the Company to losses and liquidity stress. Our mitigation efforts with respect to interest rate risk are primarily focused on maintaining an investment portfolio with diversified maturities that has a key rate duration profile that is approximately equal to the key rate duration profile of our liability and surplus benchmarks; however, these benchmarks are based on estimates of the liability cash flow profiles which are complex and could turn out to be inaccurate, especially when markets are volatile. In addition, there are practical and capital market limitations on our ability to accomplish this matching. Due to these and other factors we may need to liquidate investments prior to maturity at a loss in order to satisfy liabilities or be forced to reinvest funds in a lower rate environment. Table of Contents 20

Guarantees within certain of our products, in particular our variable annuities, are market sensitive and may decrease our earnings or increase the volatility of our results of operations or financial position under U.S. GAAP. Certain of our products, particularly our variable annuity products, include guarantees of minimum surrender values or income streams for stated periods or for life, which may be in excess of account values. Certain of our products, particularly certain index-linked annuity products, include interest crediting guarantees based on the performance of an index. Downturns in equity markets, increased equity volatility, increased credit spreads, or (as discussed above) reduced interest rates could result in an increase in the valuation of liabilities associated with such guarantees, resulting in increases in reserves and reductions in net income. We use a variety of hedging and risk management strategies, including product features, to mitigate these risks in part and we may periodically change our strategies over time. These strategies may, however, not be fully effective. In addition, we may be unable or may choose not to fully hedge these risks. Hedging instruments may not effectively offset the costs of guarantees or may otherwise be insufficient in relation to our obligations. Hedging instruments also may not change in value correspondingly with associated liabilities due to equity market or interest rate conditions, non-performance risk or other reasons. We may choose to hedge these risks on a basis that does not correspond to their anticipated or actual impact upon our results of operations or financial position under U.S. GAAP. Changes from period to period in the valuation of these policy benefits, and in the amount of our obligations effectively hedged, will result in volatility in our results of operations and financial position under U.S. GAAP and our statutory capital levels. Estimates and assumptions we make in connection with hedging activities may fail to reflect or correspond to our actual long-term exposure from our guarantees. Further, the risk of increases in the costs of our guarantees not covered by our hedging and other capital and risk management strategies may become more significant due to changes in policyholder behavior driven by market conditions or other factors. The above factors, individually or collectively, may have a material adverse effect on our results of operations, financial condition or liquidity. Our valuation of the liabilities for the minimum benefits contained in many of our variable annuity products requires us to consider the market perception of our risk of non-performance, and a decrease in our own credit spreads resulting from ratings upgrades or other events or market conditions could cause the recorded value of these liabilities to increase, which in turn could adversely affect our results of operations and financial position. The COVID-19 pandemic has increased and may continue to increase market risk. During 2020 and 2021, the COVID-19 pandemic caused market disruptions and volatility. Continued market disruptions and volatility may negatively impact the profitability of many of our insurance and annuity products, which depends in part on the value of the separate accounts supporting these products which can fluctuate substantially depending on market conditions. Market volatility and reduced liquidity may reduce our ability to implement asset-liability management and hedging strategies. Liquidity Risk As a financial services company, we are exposed to liquidity risk, which is the risk that the Company is unable to meet near- term obligations as they come due. Liquidity risk is a manifestation of events that are driven by other risk types (market, insurance, investment, operational). A liquidity shortfall may arise in the event of insufficient funding sources or an immediate and significant need for cash or collateral. In addition, it is possible that expected liquidity sources may be unavailable or inadequate to satisfy the liquidity demands described below. The Company has four primary sources of liquidity exposure and associated drivers that trigger material liquidity demand. Those sources are: • Derivative collateral market exposure: Abrupt changes to interest rate, equity, and/or currency markets may increase collateral requirements to counterparties and create liquidity risk for the Company. • Asset liability mismatch: There are liquidity risks associated with liabilities coming due prior to the matching asset cash flows. Structural maturities mismatch can occur in activities such as securities lending, where the liabilities are effectively overnight open transactions used to fund longer term assets. • Wholesale funding: We depend upon the financial markets for funding. These sources might not be available during times of stress, or may only be available on unfavorable terms, which can result in a decrease in our profitability and a significant reduction in our financial flexibility. • Insurance cash flows: We face potential liquidity risks from unexpected cash demands due to severe mortality calamity, customer withdrawals or lapse events. If such events were to occur, the Company may face unexpectedly high levels of claim payments to policyholders. For a discussion of the Company's liquidity and sources and uses of liquidity see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Liquidity". Table of Contents 21

The COVID-19 pandemic has increased and may continue to increase liquidity risk. During 2020, the Company took significant actions to support liquidity in response to the emergence of the COVID-19 pandemic. Future impacts of the COVID-19 crisis and related market dislocations could strain our existing liquidity and cause us to increase the use of our alternative sources of liquidity, which could result in increased financial leverage on our balance sheet and negatively impact our credit and financial strength ratings. Furthermore, certain sources of liquidity might not be available during times of stress, or may only be available on unfavorable terms, which can result in a decrease in our profitability and a significant reduction in our financial flexibility. Operational Risk Our operations are exposed to the risk of loss resulting from inadequate or failed processes or systems, human error or misconduct, and as a result of external events. An operational risk failure may result in one or more actual or potential impacts to the Company. Operational risk may be elevated as a result of organizational changes, including recent and planned changes related to Prudential Financial's business transformation efforts. Operational risk may also be elevated as a result of the planned sale of the Company. See Note 1 to the Financial Statements for additional information on the planned sale. Operational Risk Types • Processes - Processing failure; failure to safeguard or retain documents/records; errors in valuation/pricing models and processes; project management or execution failures; improper sales practices; improper administration of our products. • Systems - Failures during the development and implementation of new systems; systems failures. • People - Internal fraud, breaches of employment law, unauthorized activities; loss or lack of key personnel, inadequate training; inadequate supervision. • External Events - External crime; cyber-attack; outsourcing risk; vendor risk; natural and other disasters; changes in laws/regulations. • Legal - Legal and regulatory compliance failures. Potential Impacts • Financial losses - The Company experiences a financial loss. This loss may originate from various causes including, but not limited to, transaction processing errors and fraud. • Client Service impacts - The Company may not be able to service customers. This may result if the Company is unable to continue operations during a business continuation event or if systems are compromised due to malware or virus. • Regulatory fines or sanctions - When the Company fails to comply with applicable laws or regulations, regulatory fines or sanctions may be imposed. In addition, possible restrictions on business activities may result. • Legal actions - Failure to comply with laws and regulations also exposes the Company to litigation risk. This may also result in financial losses. • Reputational harm - Failure to meet regulator, customer, investor and other stakeholder expectations may cause reputational harm. Liabilities we may incur as a result of operational failures are described further under “Contingent Liabilities” in Note 15 to the Financial Statements. In addition, certain pending regulatory and litigation matters affecting us, and certain risks to our businesses presented by such matters, are discussed in Note 15 to the Financial Statements. We may become subject to additional regulatory and legal actions in the future. Table of Contents 22

Key Enterprise Operational Risks - Key enterprise operational risks include, among others, the following: We are subject to business continuation risk, which is the risk that our operations, systems or data may be disrupted. We may experience a business continuation event as a result of, among other things, the following: • Severe pandemic, either naturally occurring or intentionally manipulated pathogens. • Geo-political risks, including armed conflict and civil unrest. • Terrorist events. • Significant natural or accidental disasters. • Cyber-attacks. We depend heavily on our telecommunication, information technology and other operational systems and on the integrity and timeliness of data we use to run our businesses and service our customers. These systems may fail to operate properly or become disabled as a result of events or circumstances wholly or partly beyond our control. Further, we face the risk of operational and technology failures by others, including clearing agents, exchanges and other financial intermediaries and of vendors and parties to which we outsource the provision of services or business operations. We may not adequately maintain information security. There continues to be significant and organized cyber-attack activity against western organizations, including but not limited to the financial services sector and no organization is fully immune to cyber-attacks. Risks related to cyber-attack arise in the following areas: • Protecting both “structured” and “unstructured” sensitive information is a constant need. However, some risks cannot be fully mitigated using technology or otherwise. • Unsuspecting employees represent a primary avenue for external parties to gain access to our network and systems. Many attacks, even from sophisticated actors, include rudimentary techniques such as coaxing an internal user to click on a malicious attachment or link to introduce malware or steal their username and password (i.e., phishing). • The risk associated with wrongdoers encrypting data (i.e., ransomware) or disrupting communications (i.e., denial of service) for the purposes of extortion persists. • Financial services companies are increasingly being targeted by hackers and fraudulent actors seeking to monetize personally identifiable information or extort money. • Nation-state sponsored organizations are engaged in cyber-attacks but not only for monetization purposes. Nation states appear to be motivated by the desire to gain information about foreign citizens and governments or to influence or cause disruptions in commerce or political affairs. • We have also seen continued non-technical attempts to commit fraud or solicit information via call centers and interactive voice response systems. • We rely on third parties to provide services as described further below. While we have certain standards for all vendors that provide us services, our vendors, and in turn, their own service providers, may become subject to a security breach, including as a result of their failure to perform in accordance with contractual arrangements. We may not adequately ensure the privacy of personal information. In the course of our ordinary business we collect, store and share with various third-parties (e.g., service providers, reinsurers, etc.) substantial amounts of private and confidential information, including in some instances sensitive information, including health-related information. We are subject to the risk that the privacy of this information may be compromised, including as a result of an information security breach described above. We have experienced cyber-security breaches as a result of which confidential and sensitive health-related information of our customers has been compromised. Any compromise or perceived compromise of our security by us or by one of our vendors could damage our reputation, cause the termination of relationships with distributors, government-run health insurance exchanges, marketing partners and insurance carriers, reduce demand for our services and subject us to significant liability and expense as well as regulatory action and lawsuits, which would harm our business, operating results and financial condition. Third parties (outsourcing providers, vendors and suppliers) present added operational risk to our enterprise. The Company's business model relies heavily on the use of third parties to deliver contracted services in a broad range of areas. This presents the risk that the Company is unable to meet legal, regulatory, financial or customer obligations because third parties fail to deliver contracted services, or that the Company is exposed to reputational damage because third parties operate in a poorly controlled manner. We use affiliates and third-party vendors located outside the U.S. to provide certain services and functions, which also exposes us to business disruptions and political risks as a result of risks inherent in conducting business outside of the United States. Table of Contents 23

Affiliate and third-party distributors of our products present added regulatory, competitive and other risks to our enterprise. Our products are sold primarily through our captive/affiliated distributors and third-party distributing firms. Our captive/ affiliated distributors are made up of large numbers of decentralized sales personnel who are compensated based on commissions. The third-party distributing firms generally are not dedicated to us exclusively and may frequently recommend and/or market products of our competitors. Accordingly, we must compete intensely for their services. Our sales could be adversely affected if we are unable to attract, retain or motivate third-party distributing firms or if we do not adequately provide support, training, compensation, and education to this sales network regarding our products, or if our products are not competitive and not appropriately aligned with consumer needs. While third-party distributing firms have an independent regulatory accountability, some regulators have been clear with expectations that product manufacturers retain significant sales practices accountability. The Company and our distributors are subject to rules regarding the standard of care applicable to sales of our products and the provision of advice to our customers, and in recent years many of these rules have been revised or re-examined. In addition, there have been a number of investigations regarding the marketing practices of brokers and agents selling annuity and insurance products and the payments they receive. Furthermore, sales practices and investor protection have increasingly become areas of focus in regulatory examinations. These investigations and examinations have resulted in enforcement actions against companies in our industry and brokers and agents marketing and selling those companies’ products. Enforcement actions could result in penalties and the imposition of corrective action plans and/or changes to industry practices, which could adversely affect our ability to market our products. If our products are distributed in an inappropriate manner, or to customers for whom they are unsuitable, or distributors of our products otherwise engage in misconduct, we may suffer reputational and other harm to our business and be subject to regulatory action, penalties or damages. Our business may also be harmed if captive/affiliate distributors engage in inappropriate conduct in connection with the sale of third-party products. Many of our distribution personnel are independent contractors or franchisees. From time to time, their status has been challenged in courts and by government agencies, and various legislative or regulatory proposals have been introduced addressing the criteria for determining the status of independent contractors’ classification as employees for, among other things, employment tax purposes or other employment benefits. The costs associated with potential changes with respect to these independent contractor and franchisee classifications have impacted our results previously and could have a material adverse effect on our business in the future. See Note 15 to the Financial Statements for additional information on litigation and regulatory matters relating to the distribution of products Although we distribute our products through a wide variety of distribution channels, we do maintain relationships with certain key distributors. We periodically negotiate the terms of these relationships, and there can be no assurance that such terms will remain acceptable to us or such third parties. An interruption in certain key relationships could materially affect our ability to market our products and could have a material adverse effect on our business, operating results and financial condition. Distributors may elect to reduce or terminate their distribution relationships with us, including for such reasons as adverse developments in our business, adverse rating agency actions or concerns about market-related risks. We are also at risk that key distribution partners may merge, change their business models in ways that affect how our products are sold, or terminate their distribution contracts with us, or that new distribution channels could emerge and adversely impact the effectiveness of our distribution efforts. An increase in bank and broker-dealer consolidation activity could increase competition for access to distributors, result in greater distribution expenses and impair our ability to market products through these channels. Consolidation of distributors and/or other industry changes may also increase the likelihood that distributors will try to renegotiate the terms of any existing selling agreements to terms less favorable to us. Finally, we also may be challenged by new technologies and marketplace entrants that could interfere with our existing relationships. As a financial services company, we are exposed to model risk, which is the risk of financial loss or reputational damage or adverse regulatory impacts caused by model errors or limitations, incorrect implementation of models, or misuse of or overreliance upon models. Models are utilized by our businesses and corporate areas primarily to project future cash flows associated with pricing products, calculating reserves and valuing assets, as well as in evaluating risk and determining capital requirements, among other uses. These models may not operate properly and may rely on assumptions and projections that are inherently uncertain. As our businesses continue to grow and evolve, the number and complexity of models we utilize expands, increasing our exposure to error in the design, implementation or use of models, including the associated input data and assumptions. Furthermore, our models might change as the result of the new or changing laws or regulations. Table of Contents 24

The COVID-19 pandemic has increased and may continue to increase operational risk. Since the onset of the COVID-19 pandemic, many of our employees have been working remotely. Remote work elevates the risk that weaknesses or failures in our business continuation plans could lead to disruption of our operations, liability to clients, exposure to disciplinary action or harm to our reputation. Furthermore, weaknesses or failures within a vendor’s business continuation plan can materially disrupt our business operations. Our information systems and those of our vendors and service providers may be more vulnerable to cyber-attacks, computer viruses or other computer related attacks, programming errors and similar disruptive problems during a business continuation event. Strategic Risk We are subject to the risk of events that can cause our fundamental business model to change, either through a shift in the businesses in which we are engaged or a change in our execution. In addition, tactical risks may become strategic risks. For example, we have considered and must continue to consider the impact of the prolonged low interest rate environment on new product development and continued sales of interest sensitive products. Changes in the regulatory landscape may be unsettling to our business model. New laws and regulations are being considered in the U.S. and our other countries of operation at an increasing pace, as there has been greater scrutiny on financial regulation over the past several years. Proposed or unforeseen changes in law or regulation may adversely impact our business. See “Business—Regulation” for a discussion of certain recently enacted and pending proposals by international, federal and state regulatory authorities and their potential impact on our business, including in the following areas: • Financial sector regulatory reform. • U.S. federal, state and local tax laws. • Fiduciary rules and other standards of care. • Our regulation under U.S. state insurance laws and developments regarding group-wide supervision and capital standards, accounting rules, RBC factors for invested assets and reserves for variable annuities and other products. • Privacy and cybersecurity regulation. Changes in accounting rules applicable to our business may also have an adverse impact on our results of operations or financial condition. For a discussion of accounting pronouncements and their potential impact on our business, including Accounting Standards Update (“ASU”) 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, see Note 2 to the Financial Statements. Changes in technology and other external factors may be unsettling to our business model. We believe the following aspects of technological and other changes would significantly impact our business model. There may be other unforeseen changes in technology and the external environment which may have a significant impact on our business model. • Interaction with Customers. Technology is moving rapidly and as it does, it puts pressure on existing business models. Some of the changes we can anticipate are increased choices about how customers want to interact with the Company or how they want the Company to interact with them. Evolving customer preferences may drive a need to redesign products. Our distribution channels may change to become more automated, at the place and time of the customer’s choosing. Such changes clearly have the potential to disrupt our business model. • Investment Portfolio. Technology may have a significant impact on the companies in which the Company invests. For example, environmental concerns spur scientific inquiry which may reposition the relative attractiveness of wind or sun power over oil and gas. The transportation industry may favor alternative modes of conveyance of goods which may shift trucking or air transport out of favor. Consumers may change their purchasing behavior to favor online activity which would change the role of malls and retail properties. • Medical Advances. The Company is exposed to the impact of medical advances in two major ways. Genetic testing and the availability of that information unequally to consumers and insurers can bring anti-selection risks. Specifically, data from genetic testing can give our prospective customers a clearer view into their future, allowing them to select products protecting them against likelihoods of mortality or longevity with more precision. Also, technologies that extend lives will challenge our actuarial assumptions especially in the annuity-based businesses. The COVID-19 pandemic has increased and may continue to increase strategic risk. The COVID-19 pandemic has caused and could again cause an economic downturn, higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending. In such an environment, the demand for our products and our investment returns could be materially adversely affected. We cannot predict other actions government will take in response to the COVID-19 pandemic, and how any new laws, regulations, or state-sponsored programs may impact our business. Table of Contents 25

The following items are examples of other factors which could have a meaningful impact on our business. • A downgrade in our financial strength or credit ratings could potentially, among other things, adversely impact our business prospects, results of operations, financial condition and liquidity. For a discussion of our ratings and the potential impact of a ratings downgrade on our business, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Capital.” We cannot predict what additional actions rating agencies may take, or what actions we may take in response to the actions of rating agencies, which could adversely affect our business. Our ratings could be downgraded at any time and without notice by any rating agency. Credit rating agencies continually review their methodologies, including capital and earnings assessment models, as well as their ratings for the companies that they follow, including us. The credit rating agencies also evaluate the industry as a whole and may change our credit rating based on their overall view of our industry. In addition, a sovereign downgrade could result in a downgrade of Prudential Financial's subsidiaries operating in that jurisdiction, and ultimately of Prudential Financial and its other subsidiaries. For example, in September 2015, S&P downgraded Japan's sovereign rating to A+ with a 'Stable' outlook citing uncertainties around the strength of economic growth and weak fiscal positions. As a result, S&P subsequently lowered the ratings of a number of institutions in Japan, including Prudential Financial's Japanese insurance subsidiaries. It is possible that Japan’s sovereign rating could be subject to further downgrades, which would result in further downgrades of Prudential Financial’s insurance subsidiaries in Japan. Given the importance of Prudential Financial’s operations in Japan to its overall results, such downgrades could lead to a downgrade of Prudential Financial and its domestic insurance companies. • The elimination of London Inter-Bank Offered Rate ("LIBOR") may adversely affect certain derivatives and floating rate securities we hold, and any other assets or liabilities whose value is tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in all major currencies. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") confirmed that the publication of the principal tenors of the U.S. dollar LIBOR (i.e., overnight, one-month, three-month, six-month and 12-month LIBOR) will cease immediately following a final publication on June 30, 2023. The scheduled cessation date for U.K. pound sterling, Japanese yen, Swiss franc and Euro LIBOR, and the one-week and two-month tenors of U.S. dollar LIBOR, was December 31, 2021. The primary risk in this transition is associated with USD LIBOR. Markets for instruments using rates other than LIBOR continue to develop. The effect of any changes or reforms to LIBOR or discontinuation of LIBOR on new or existing financial instruments to which we have exposure or the activities in our businesses will vary depending on (1) existing fallback provisions in individual contracts, (2) the adoption of fallback provisions through the Inter-Bank Offered Rate Fallbacks Protocol produced by the International Swaps and Derivatives Association and (3) whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products or instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on certain derivatives and floating rate securities we hold, and any other assets or liabilities, as well as contractual rights and obligations, whose value is tied to LIBOR. The value or profitability of these products and instruments may be adversely affected. In addition, there is continued uncertainty resulting from the transition relief being considered by the U.S. Treasury Department regarding the tax implications of reference rate reform and the legislative progress associated with contracts or instruments that do not have satisfactory rate fallback mechanisms and that cannot easily be amended (e.g., certain floating rate debt securities, securitizations and adjustable rate mortgages). • The changing competitive landscape may adversely affect the Company. In our business we face intense competition from insurance companies and diversified financial institutions, both for the ultimate customers for our products and, in many businesses, for distribution through non-affiliated distribution channels. Technological advances, changing customer expectations, including related to digital offerings, access to customer data or other changes in the marketplace may present opportunities for new or smaller companies without established products or distribution channels to meet consumers’ increased expectations more efficiently than us. Fintech and insurtech companies and companies in other industries with greater access to customers and data have the potential to disrupt industries globally, and many participants have been partially funded by industry players. • Climate change may increase the severity and frequency of calamities, or adversely affect our investment portfolio or investor sentiment. Climate change may increase the frequency and severity of weather-related disasters and pandemics. In addition, climate change regulation may affect the prospects of companies and other entities whose securities we hold, or our willingness to continue to hold their securities. It may also impact other counterparties, including reinsurers, and affect the value of investments. We cannot predict the long-term impacts on us from climate change or related regulation. Climate change may also influence investor sentiment with respect to the Company and investments in our portfolio. Table of Contents 26

• We may fail to meet expectations relating to environmental, social, and governance standards and practices. Certain existing or potential investors, customers and regulators evaluate our business or other practices according to a variety of environmental, social and governance (“ESG”) standards and expectations. Certain of our regulators have proposed or adopted, or may propose or adopt, ESG rules or standards that would apply to our business. Our practices may be judged by ESG standards that are continually evolving and not always clear. Prevailing ESG standards and expectations may also reflect contrasting or conflicting values or agendas. We may fail to meet our commitments or targets, and our policies and processes to evaluate and manage ESG standards in coordination with other business priorities may not prove completely effective or satisfy investors, customers, regulators, or others. We may face adverse regulatory, investor, customer, media, or public scrutiny leading to business, reputational, or legal challenges. • Market conditions and other factors may adversely impact product sales or increase expenses. Examples include: • A change in market conditions, such as high inflation and high interest rates, could cause a change in consumer sentiment and behavior adversely affecting sales and persistency of our savings and protection products. Conversely, low inflation and low interest rates could cause persistency of these products to vary from that anticipated and adversely affect profitability. Similarly, changing economic conditions and unfavorable public perception of financial institutions can influence customer behavior, including increasing claims or surrenders in certain products. • Lapses and surrenders of certain insurance products may increase if a market downturn, increased market volatility or other market conditions result in customers becoming dissatisfied with their investments or products. • Our reputation may be adversely impacted if any of the risks described in this section are realized. Reputational risk could manifest from any of the risks as identified in the Company’s risk identification process. Failure to effectively manage risks across a broad range of risk issues exposes the Company to reputational harm. If the Company were to suffer a significant loss in reputation, both policyholders and counterparties could seek to exit existing relationships. Additionally, large changes in credit worthiness, especially credit ratings, could impact access to funding markets while creating additional collateral requirements for existing relationships. The mismanagement of any such risks may potentially damage our reputational asset. Our business is anchored in the strength of our brand, our alignment to our values, and our proven commitment to keep our promises to our customers. Any negative public perception, founded or otherwise, can be widely and rapidly shared over social media or other means, and could cause damage to our reputation. • Each of the risks identified in this section relating to the COVID-19 pandemic could also manifest in the event of future pandemics, epidemics or other public health crises. Item 1B. Unresolved Staff Comments None. Item 2. Properties The Company occupies office space in Shelton, Connecticut, which is leased from an affiliate, Prudential Annuities Information Services and Technology Corporation, as described under “Expense Charges and Allocations” in Note 14 to the Financial Statements. Item 3. Legal Proceedings See Note 15 to the Financial Statements under “Litigation and Regulatory Matters” for a description of certain pending litigation and regulatory matters affecting us, and certain risks to our businesses presented by such matters. Item 4. Mine Safety Disclosures Not Applicable. Table of Contents 27

PART II Item 5. Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities The Company is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”). There is no public market for the Company’s common stock. Item 6. [Reserved] Part II. Item 6 is no longer required pursuant to certain amendments to Regulation S-K that eliminated Item 301. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations You should read the following analysis of our financial condition and results of operations in conjunction with the "Forward- Looking Statements" included below the Table of Contents, “Risk Factors”, and the Financial Statements included in this Annual Report on Form 10-K. Overview The Company was established in 1969 and has been a provider of annuity contracts for the individual market in the United States. The Company’s products have been sold primarily to individuals to provide for long-term savings and retirement needs and to address the economic impact of premature death, estate planning concerns and supplemental retirement income. The Company has sold a wide array of annuities, including deferred and immediate variable annuities with (1) fixed interest rate allocation options, subject to a market value adjustment, that are registered with the United States Securities and Exchange Commission (the “SEC”), and (2) fixed-rate allocation options subject to a limited market value adjustment or no market value adjustment and not registered with the SEC. The Company ceased offering these products in March 2010. In 2018, the Company resumed offering annuity products to new investors (except in New York). For more information on products, see "Item 1 Business—Products". Effective July 1, 2021, Pruco Life Insurance Company (“Pruco Life”) recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The recapture does not impact Pruco Life Insurance Company of New Jersey (“PLNJ”), which will continue to reinsure its new and in force business to The Prudential Insurance Company of America (“Prudential Insurance”). The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. This transaction is referred to as the "2021 Variable Annuities Recapture". Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. Sale of PALAC In September 2021, Prudential Annuities, Inc. (“PAI”) entered into a definitive agreement to sell its equity interest in Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”) to Fortitude Group Holdings, LLC. The transaction will result in a benefit to Prudential Financial Inc. ("Prudential Financial") comprised of the purchase price for PALAC, a pre- closing net capital distribution by PALAC and an expected tax impact. The transaction is expected to close in the first half of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions. Table of Contents 28

COVID-19 Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has caused extreme stress and disruption in the global economy and financial markets, and elevated mortality and morbidity for the global population. The COVID-19 pandemic continued to impact our results of operations in the current period and is expected to impact our results of operations in future periods. In 2021, the United States experienced multiple waves of COVID-19, with the severity of each wave depending on such factors as seasonality, varying levels of population immunity, and the evolution of the virus itself into different variants. Deaths from COVID-19 in the United States peaked in the first quarter of 2021, prior to widespread vaccination, and again in the third quarter, due to the emergence of the Delta variant. In December, the Omicron variant emerged in the United States and has since become the dominant strain, causing many more infections but with a smaller percentage of infections resulting in hospitalizations and deaths compared to prior waves. Several vaccines are now widely accessible and other therapeutics, such as antiviral treatments, are increasingly becoming available. As a result, the overall financial impact to the Company is expected to remain manageable; however, the future evolution of the virus, among other factors, could cause the actual course of the pandemic to differ from our current expectations. The Company has taken several measures to manage the impacts of this pandemic. The actual and expected impacts of these measures and other items are set forth below: • Results of Operations. See “Results of Operations” for a discussion of results for the full year of 2021. • Business Continuity. Throughout the COVID-19 pandemic, we have been executing Prudential Financial's and our business continuity protocols to ensure our employees are safe and able to serve our customers. This included effectively transitioning the vast majority of our employees to remote work arrangements in 2020 and 2021. We believe we can sustain long-term remote work and social distancing while ensuring that critical business operations are sustained. In addition, we are managing COVID-19-related impacts on third-party provided services, and do not anticipate significant interruption in critical operations. • Risk Factors. See “Risk Factors” for a discussion of the risks to our businesses posed by the COVID-19 pandemic. • CARES Act and Other Regulatory Developments. See "Business—Regulation" for additional information. Revenues and Expenses The Company earns revenues principally from contract charges, mortality and expense fees, asset administration fees from annuity and investment products and from net investment income on the investment of general account and other funds. The Company earns contract fees, mortality and expense fees and asset administration fees primarily from the sale and servicing of annuity products. The Company’s operating expenses principally consist of annuity benefit guarantees provided and reserves established for anticipated future annuity benefit guarantees and costs of managing risk related to these products, interest credited to contractholders' account balances, general business expenses, reinsurance premiums, commissions and other costs of selling and servicing the various products it sold. Industry Trends Our business is impacted by financial markets, economic conditions, regulatory oversight, and a variety of trends that affect the industries where we compete. Financial and Economic Environment. Interest rates in the U.S. have experienced a sustained period of historically low levels, which continue to negatively impact our investment-related activity, including our investment income returns, net investment spread results, and portfolio income and reinvestment yields. See “Impact of a Low Interest Rate Environment” below. In addition, we are subject to financial impacts associated with movements in equity markets and the evolution of the credit cycle as discussed in “Risk Factors”. Demographics. Customer demographics continue to evolve and new opportunities present themselves in different consumer segments such as the millennial and multicultural markets. Consumer expectations and preferences are changing. We believe existing customers and potential customers are increasingly looking for cost-effective solutions that they can easily understand and access through technology-enabled devices. At the same time, income protection, wealth accumulation and the needs of retiring baby boomers are continuing to shape the insurance industry. A persistent retirement security gap exists in terms of both savings and protection. Despite the ongoing phenomenon of the risk and responsibility of retirement savings shifting from employers to employees, employers are becoming increasingly focused on the financial wellness of the individuals they employ. Regulatory Environment. See “Business—Regulation” for a discussion of regulatory developments that may impact the Company and the associated risks. Table of Contents 29

Competitive Environment. See “Business” for a discussion of the competitive environment and the basis on which we compete. Impact of a Low Interest Rate Environment As a financial services company, market interest rates are a key driver of the Company's results of operations and financial condition. Changes in interest rates can affect our results of operations and/or our financial condition in several ways, including favorable or adverse impacts to: • investment-related activity, including: investment income returns, net interest margins, net investment spread results, new money rates, mortgage loan prepayments and bond redemptions; • hedging costs and other risk mitigation activities; • insurance reserve levels, market experience true-ups and amortization of deferred policy acquisition costs ("DAC")/ value of business acquired (“VOBA”)/deferred sales inducements ("DSI"); • customer account values, including their impact on fee income; • fair value of, and possible impairments, on intangible assets; • product offerings, design features, crediting rates and sales mix; and • policyholder behavior, including surrender or withdrawal activity. For more information on interest rate risks, see "Risk Factors—Market Risk". Accounting Policies & Pronouncements Application of Critical Accounting Estimates The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America ("U.S. GAAP") requires the application of accounting policies that often involve a significant degree of judgment. Management, on an ongoing basis, reviews estimates and assumptions used in the preparation of financial statements. If management determines that modifications in assumptions and estimates are appropriate given current facts and circumstances, the Company’s results of operations and financial position as reported in the Financial Statements could change significantly. The following sections discuss the accounting policies applied in preparing our financial statements that management believes are most dependent on the application of estimates and assumptions and require management’s most difficult, subjective or complex judgments. Insurance Assets Deferred Policy Acquisition Costs and Deferred Sales Inducements We capitalize costs that are directly related to the acquisition of annuity contracts. These costs primarily include commissions, as well as costs of policy issuance and underwriting and certain other expenses that are directly related to successfully negotiated contracts. We have also deferred costs associated with sales inducements offered in the past related to our variable and fixed annuity contracts. Sales inducements are amounts that are credited to the policyholders' account balances mainly as an inducement to purchase the contract. For additional information about sales inducements, see Note 9 to the Financial Statements. We generally amortize DAC and DSI over the expected lives of the contracts, based on our estimates of the level and timing of gross profits. As described in more detail below, in calculating DAC and DSI amortization we are required to make assumptions about investment returns, mortality, persistency, and other items that impact our estimates of the level and timing of gross profits. We also periodically evaluate the recoverability of our DAC and DSI. For certain contracts, this evaluation is performed as part of our premium deficiency testing, as discussed further below in “Insurance Liabilities—Future Policy Benefits". As of December 31, 2021, DAC and DSI were $567 million and $295 million, respectively. Table of Contents 30

Amortization methodologies We generally amortize DAC and other costs over the expected life of the policies in proportion to total gross profits. Total gross profits include both actual gross profits and estimates of gross profits for future periods. Gross profits are defined as (i) amounts assessed for mortality, contract administration, surrender charges, and other assessments plus amounts earned from investment of policyholder balances, less (ii) benefits in excess of policyholder balances, costs incurred for contract administration, the net cost of reinsurance for certain products, interest credited to policyholder balances and other credits. If significant negative gross profits are expected in any periods, the amount of insurance in force is generally substituted as the base for computing amortization. U.S. GAAP gross profits and amortization rates also include the impacts of the embedded derivatives associated with certain of the optional living benefit features of our variable annuity contracts and indexed annuity contracts and related hedging activities. In calculating amortization expense, we estimate the amounts of gross profits that will be included in our U.S. GAAP results, and utilize these estimates to calculate distinct amortization rates and expense amounts. In addition, in calculating gross profits, we include the profits and losses related to contracts previously issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as discussed in Note 10 and Note 14 to the Financial Statements. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces an amortization pattern representative of the total economics of the products. For a further discussion of the amortization of DAC and other costs, see “—Results of Operations”. We also regularly evaluate and adjust the related DAC and DSI balances with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in our projections of estimated future gross profits on our DAC and DSI amortization rates. Adjustments to the DAC and DSI balances include the impact to our estimate of total gross profits of the annual review of assumptions, our quarterly adjustments for current period experience, and our quarterly adjustments for market performance. Each of these adjustments is further discussed below in “—Annual assumptions review and quarterly adjustments”. Value of Business Acquired In addition to DAC and DSI, we also recognize an asset for value of business acquired, or VOBA, which is an intangible asset that represents an adjustment to the stated value of acquired in-force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA is amortized over the expected life of the acquired contracts using the same methodology and assumptions used to amortize DAC and DSI (see “—Deferred Policy Acquisition Costs and Deferred Sales Inducements” above for additional information). VOBA is also subject to recoverability testing. As of December 31, 2021, VOBA was $28 million. Annual assumptions review and quarterly adjustments We perform an annual comprehensive review of the assumptions used in estimating gross profits for future periods. Over the last several years, the Company’s most significant assumption updates that have resulted in a change to expected future gross profits and the amortization of DAC, DSI and VOBA have been related to lapse and other contractholder behavior assumptions, mortality, and revisions to expected future rates of returns on investments. These assumptions may also cause potential significant variability in amortization expense in the future. The impact on our results of operations of changes in these assumptions can be offsetting and we are unable to predict their movement or offsetting impact over time. The quarterly adjustments for current period experience referred to above reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period. To the extent each period’s actual experience differs from the previous estimate for that period, the assumed level of total gross profits may change. In these cases, we recognize a cumulative adjustment to all previous periods’ amortization, also referred to as an experience true-up adjustment. The quarterly adjustments for market performance referred to above reflect the impact of changes to our estimate of total gross profits to reflect actual fund performance and market conditions. A significant portion of gross profits for our variable annuity contracts is dependent upon the total rate of return on assets held in separate account investment options. This rate of return influences the fees we earn on variable annuity contracts, costs we incur associated with the guaranteed minimum death and guaranteed minimum income benefit features related to our variable annuity contracts, as well as other sources of profit. Returns that are higher than our expectations for a given period produce higher than expected account balances, which increase the future fees we expect to earn on variable annuity contracts and decrease the future costs we expect to incur associated with the guaranteed minimum death and guaranteed minimum income benefit features related to our variable annuity contracts. The opposite occurs when returns are lower than our expectations. The changes in future expected gross profits are used to recognize a cumulative adjustment to all prior periods’ amortization. Table of Contents 31

The weighted average rate of return assumptions used in developing estimated market returns consider many factors specific to each product type, including asset durations, asset allocations and other factors. With regard to equity market assumptions, the near-term future rate of return assumption used in evaluating DAC, DSI and VOBA and liabilities for future policy benefits for certain of our products, primarily our domestic variable annuity products, is generally updated each quarter and is derived using a reversion to the mean approach, a common industry practice. Under this approach, we consider historical equity returns and adjust projected equity returns over an initial future period of five years (the “near-term”) so that equity returns converge to the long-term expected rate of return. If the near-term projected future rate of return is greater than our near-term maximum future rate of return of 15.0%, we use our maximum future rate of return. If the near-term projected future rate of return is lower than our near-term minimum future rate of return of 0%, we use our minimum future rate of return. As of December 31, 2021, we assume an 8.0% long-term equity expected rate of return and a 0.0% near-term mean reversion equity expected rate of return. With regard to interest rate assumptions used in evaluating DAC, DSI and liabilities for future policy benefits for certain of our products, we generally update the long-term and near-term future rates used to project fixed income returns annually and quarterly, respectively. As a result of our 2021 annual reviews and update of assumptions and other refinements, we kept our long-term expectation of the 10-year U.S. Treasury rate unchanged and continue to grade to a rate of 3.25% over ten years. As part of our quarterly market experience updates, we update our near-term projections of interest rates to reflect changes in current rates. Insurance Liabilities Future Policy Benefits Future Policy Benefit Reserves We establish reserves for future policy benefits to, or on behalf of, policyholders, using methodologies prescribed by U.S. GAAP. The reserving methodologies used include the following: • For life contingent payout annuities, we utilize a net premium valuation methodology in measuring the liability for future policy benefits. Under this methodology, a liability for future policy benefits is accrued when premium revenue is recognized. The liability, which represents the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums (portion of the gross premium required to provide for all benefits and expenses), is estimated using methods that include assumptions applicable at the time the insurance contracts are made with provisions for the risk of adverse deviation, as appropriate. Original assumptions continue to be used in subsequent accounting periods to determine changes in the liability for future policy benefits (often referred to as the “lock-in concept”), unless a premium deficiency exists. The result of the net premium valuation methodology is that the liability at any point in time represents an accumulation of the portion of premiums received to date expected to be needed to fund future benefits (i.e., net premiums received to date), less any benefits and expenses already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that obligation would be funded by net premiums received in the future and would be recognized in the liability at that time. We perform premium deficiency tests using best estimate assumptions as of the testing date without provisions for adverse deviation. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC, DSI or VOBA asset), the existing net reserves are adjusted by first reducing these assets by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, we then increase the net reserves by the excess, again through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the premium deficiency test date are locked-in and used in subsequent valuations and the net reserves continue to be subject to premium deficiency testing. In addition, for limited-payment contracts, future policy benefit reserves also include a deferred profit liability representing gross premiums received in excess of net premiums. The deferred profits are generally recognized in revenue in a constant relationship with insurance in force or with the amount of expected future benefit payments. Table of Contents 32

• For certain contract features, such as those related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”), a liability is established when associated assessments (which include policy charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The result of the benefit ratio method is that the liability at any point in time represents an accumulation of the portion of assessments received to date expected to be needed to fund future excess payments, less any excess payments already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that excess payment would be funded by assessments received in the future and would be recognized in the liability at that time. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings. • For certain product guarantees, primarily certain optional living benefit features of the variable annuity products including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), the benefits are accounted for as embedded derivatives using a fair value accounting framework. The fair value of these contracts is calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. Under U.S. GAAP, the fair values of these benefit features are based on assumptions a market participant would use in valuing these embedded derivatives. Changes in the fair value of the embedded derivatives are recorded quarterly through a benefit or charge to current period earnings. For additional information regarding the valuation of these embedded derivatives, see Note 5 to the Financial Statements. The assumptions used in establishing reserves are generally based on the Company’s experience, industry experience and/or other factors, as applicable. We update our actuarial assumptions, such as mortality and policyholder behavior assumptions annually, unless a material change is observed in an interim period that we feel is indicative of a long-term trend. Generally, we do not expect trends to change significantly in the short-term and, to the extent these trends may change, we expect such changes to be gradual over the long-term. In a sustained low interest rate environment, there is an increased likelihood that the reserves determined based on best estimate assumptions may be greater than the net liabilities. The following paragraphs provide additional details about the reserves we have established: The reserves for future policy benefits of our business relate to reserves for the GMDB and GMIB features of our variable annuities, and for the optional living benefit features that are accounted for as embedded derivatives. As discussed above, in establishing reserves for GMDBs and GMIBs, we utilize current best estimate assumptions. The primary assumptions used in establishing these reserves generally include annuitization, lapse, withdrawal and mortality assumptions, as well as interest rate and equity market return assumptions. Lapse rates are adjusted at the contract level based on the in-the-moneyness of the benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For life contingent payout annuity contracts, we establish reserves using best estimate assumptions with provisions for adverse deviations as of inception or best estimate assumptions as of the most recent loss recognition date. Table of Contents 33

The reserves for certain optional living benefit features, including GMAB, GMWB and GMIWB are accounted for as embedded derivatives at fair value, as described above. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance risk (“NPR”), as well as actuarially determined assumptions, including mortality rates and contractholder behavior, such as lapse rates, benefit utilization rates and withdrawal rates. Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total returns used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate (“LIBOR”) swap curve adjusted for an additional spread, which includes an estimate of NPR. Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. For additional information regarding the valuation of these optional living benefit features, see Note 5 to the Financial Statements. Policyholders’ Account Balances Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability also includes provisions for benefits under non-life contingent payout annuities. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5 to the Financial Statements. Table of Contents 34

Table of Contents

Sensitivities for Insurance Assets and Liabilities

The following table summarizes the impact that could result on each of the listed financial statement balances from changes in certain key assumptions. The information below is for illustrative purposes and includes only the hypothetical direct impact on December 31, 2021 balances of changes in a single assumption and not changes in any combination of assumptions. Additionally, the illustration of the insurance assumption impacts below reflects a parallel shift in the insurance assumptions; however, these may be non-parallel in practice. Changes in current assumptions could result in impacts to financial statement balances that are in excess of the amounts illustrated. A description of the estimates and assumptions used in the preparation of each of these financial statement balances is provided above. For traditional long-duration and limited-payment contracts, U.S. GAAP requires the original assumptions used when the contracts are issued to be locked-in and that those assumptions be used in all future liability calculations as long as the resulting liabilities are adequate to provide for the future benefits and expenses (i.e., there is no premium deficiency). Therefore, these products are not reflected in the sensitivity table below unless the hypothetical change in assumption would result in an adverse impact that would cause a premium deficiency. Similarly, the impact of any favorable change in assumptions for traditional long-duration and limited-payment contracts is not reflected in the table below given that the current assumption is required to remain locked-in and instead the positive impacts would be recognized into net income over the life of the policies in force.

The impacts presented within this table exclude the related impacts of our asset liability management strategy, which seeks to offset the changes in the balances presented within this table and is primarily composed of investments and derivatives. See further below for a discussion of the estimates and assumptions involved with the application of U.S. GAAP accounting policies for these instruments and "Quantitative and Qualitative Disclosures about Market Risk" for hypothetical impacts on related balances as a result of changes in certain significant assumptions.

	December 31, 2021 Increase (Decrease) in			
	Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Business Acquired	Reinsurance Recoverables	Future Policy Benefits and Policyholders' Account Balances	Net Impact
	(in millions)			
Hypothetical change in current assumptions:				
Long-term interest rate				
Increase by 25 basis points	$ 5	$ 0	$ 0	$ 5
Decrease by 25 basis points	$ (5)	$ 0	$ 0	$ (5)
Long-term equity expected rate of return				
Increase by 50 basis points	$ 25	$ 0	$ (5)	$ 30
Decrease by 50 basis points	$ (10)	$ 0	$ 0	$ (10)
NPR credit spread				
Increase by 50 basis points	$ (90)	$ (30)	$ (390)	$ 270
Decrease by 50 basis points	$ 95	$ 30	$ 415	$ (290)
Mortality				
Increase by 1%	$ 0	$ (5)	$ (40)	$ 35
Decrease by 1%	$ 0	$ 5	$ 40	$ (35)
Lapse				
Increase by 10%	$ (10)	$ (10)	$ (120)	$ 100
Decrease by 10%	$ 10	$ 10	$ 125	$ (105)

Valuation of Investments, Including Derivatives, Measurement of Allowance for Credit Loss, and the Recognition of Other-than-Temporary Impairments

35

Our investment portfolio consists of public and private fixed maturity securities, commercial mortgage and other loans, equity securities, other invested assets and derivative financial instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivative financial instruments we generally use include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the- counter (“OTC”) market. We are also party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. Management believes the following accounting policies related to investments, including derivatives, are most dependent on the application of estimates and assumptions. Each of these policies is discussed further within other relevant disclosures related to investments and derivatives, as referenced below: • Valuation of investments, including derivatives; • Measurement of the allowance for credit losses on fixed maturity securities classified as available-for-sale, commercial mortgage loans, and other loans; and • Recognition of other-than-temporary impairments ("OTTI") for equity method investments. We present at fair value in the statements of financial position our debt security investments classified as available-for-sale, investments classified as trading, and certain fixed maturities, equity securities, and certain investments within “Other invested assets,” such as derivatives. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of fixed maturity and equity securities, as well as derivative instruments, embedded derivatives and other investments, see Note 5 to the Financial Statements. For our investments classified as available-for-sale, the impact of changes in fair value is recorded as an unrealized gain or loss in “Accumulated other comprehensive income (loss)” (“AOCI”), a separate component of equity. For our investments classified as trading and equity securities, the impact of changes in fair value is recorded within “Other income (loss)”. Our commercial mortgage and other loans are carried primarily at unpaid principal balances, net of unamortized deferred loan origination fees and expenses and unamortized premiums or discounts and a valuation allowance for losses. In addition, an allowance for credit losses is measured each quarter for available-for-sale fixed maturity securities, commercial mortgage and other loans. For additional information regarding our policies regarding the measurement of credit losses, see Note 2 to the Financial Statements. For equity method investments, the carrying value of these investments is written down or impaired to fair value when a decline in value is considered to be other-than-temporary. For additional information regarding our OTTI policies, see Note 2 to the Financial Statements. Taxes on Income Our effective tax rate is based on income, non-taxable and non-deductible items, tax credits, statutory tax rates and tax planning opportunities available in the various jurisdictions in which we operate. Inherent in determining our annual tax rate are judgments regarding business plans, planning opportunities and expectations about future outcomes. The Dividend Received Deduction (“DRD”) is a major reason for the difference between the Company’s effective tax rate and the U.S. federal statutory rate. The DRD is an estimate that incorporates the prior and current year information, as well as the current year’s equity market performance. Both the current estimate of the DRD and the DRD in future periods can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from underlying fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. An increase or decrease in our effective tax rate by one percentage point would have resulted in a decrease or increase in our 2021 "Income tax expense (benefit)" of $63 million. The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. The Company has generated taxable income in 2020. Therefore, there is no impact from the change in law for NOL carry back to tax years that have a 35% tax rate. Contingencies A contingency is an existing condition that involves a degree of uncertainty that will ultimately be resolved upon the occurrence of future events. Under U.S. GAAP, accruals for contingencies are required to be established when the future event is probable and its impact can be reasonably estimated, such as in connection with an unresolved legal matter. The initial reserve reflects management’s best estimate of the probable cost of ultimate resolution of the matter and is revised accordingly as facts and circumstances change and, ultimately, when the matter is brought to closure. Table of Contents 36

Adoption of New Accounting Pronouncements ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the Financial Accounting Standards Board (“FASB”) on August 15, 2018 and was amended by ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date, issued in October 2019 and ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application, issued in November 2020. Large calendar-year public companies that early adopt ASU 2018-12 are allowed to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company will adopt ASU 2018-12 using the modified retrospective transition method where permitted. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. The Company expects the standard to have a significant financial impact on the Financial Statements and will significantly enhance disclosures. In addition to the significant impacts to the balance sheet upon adoption, the Company also expects an impact to the pattern of earnings emergence following the transition date. See Note 2 to the Financial Statements for a more detailed discussion of ASU 2018-12, as well as other accounting pronouncements issued but not yet adopted and newly adopted accounting pronouncements. Changes in Financial Position 2021 to 2020 Annual Comparison Total assets decreased $5.7 billion from $64.3 billion at December 31, 2020 to $58.6 billion at December 31, 2021. Significant components were: • $10.4 billion decrease in Total investments and Cash and cash equivalents primarily driven by consideration paid related to the 2021 Variable Annuities Recapture and new reinsurance with Pruco Life and dividend distributions; • $3.7 billion decrease in Deferred policy acquisition costs primarily due to the unwinding of assumed costs as part of the 2021 Variable Annuities Recapture and ceding costs as part of the new reinsurance with Pruco Life; Partially offset by: • $7.4 billion increase in Reinsurance recoverables driven by the new reinsurance with Pruco Life; and • $1.9 billion increase in Other assets driven by the new reinsurance with Pruco Life. Total liabilities decreased by $4.6 billion from $61.5 billion at December 31, 2020 to $56.9 billion at December 31, 2021. Significant components were: • $14.0 billion decrease in Future policy benefits primarily driven by the 2021 Variable Annuities Recapture and a decrease in reserves related to our variable annuity living benefit guarantees due to favorable equity market performance and rising interest rates; Partially offset by: • $7.0 billion increase in Reinsurance payables driven by the new reinsurance with Pruco Life; and • $2.6 billion increase in Policyholders' account balances primarily driven by incremental general account product sales. Total equity decreased $1.0 billion from $2.7 billion at December 31, 2020 to $1.7 billion at December 31, 2021, primarily driven by return of capital of $3.8 billion related to the 2021 Variable Annuities Recapture and $1.4 billion due to unrealized losses on investments driven by rising interest rates reflected in Accumulated other comprehensive income/(loss), partially offset by an after-tax net income of $4.1 billion. Table of Contents 37

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Results of Operations

Income (loss) from Operations before Income Taxes

2021 to 2020 Annual Comparison

Income (loss) from operations before income taxes increased $10.3 billion from a loss of $4.0 billion in 2020 to a gain of $6.3 billion in 2021. Excluding the impact of our annual reviews and update of assumptions and other refinements, income from operations increased $10.4 billion primarily driven by:

- Significant Realized investment gains (losses), reflecting a favorable impact related to the 2021 Variable Annuities Recapture and portions of the U.S. GAAP liability before NPR, that are excluded from our hedge target driven by favorable equity market performance and rising interest rates.

The following table illustrates the net impact on our results of operations from changes in the U.S. GAAP embedded derivative liability and hedge positions under the Asset Liability Management ("ALM") strategy, and the related amortization of DAC and other costs, for the periods indicated:

	For the Year Ended December 31,	
	2021	2020
	(in millions)(1)	
U.S. GAAP embedded derivative and hedging positions		
Change in value of U.S.GAAP liability, pre-NPR(2)	$ 5,752	$ (5,904)
Change in the NPR adjustment	(945)	520
Change in fair value of hedge assets, excluding capital hedges(3)	(3,224)	2,077
Change in fair value of capital hedges(4)	(900)	(921)
2021 Variable Annuities Recapture Impact	5,142	0
Other	1,201	1,622
Realized investment gains (losses), net, and related adjustments	7,026	(2,606)
Market experience updates(5)	180	(96)
Charges related to realized investments gains (losses), net	(215)	72
Net impact from changes in the U.S. GAAP embedded derivative and hedge positions, after the impact of NPR, DAC and other costs(6)	$ 6,991	$ (2,631)

(1) Positive amount represents income; negative amount represents a loss.
(2) Represents the change in the liability (excluding NPR) for our variable annuities which is measured utilizing a valuation methodology that is required under U.S. GAAP. This liability includes such items as risk margins which are required by U.S. GAAP but not included in our best estimate of the liability.
(3) Represents the changes in fair value of the derivatives utilized to hedge potential claims associated with our variable annuity living benefit guarantees.
(4) Represents the changes in fair value of equity derivatives of the capital hedge program intended to protect a portion of the overall capital position of our business against exposure to the equity markets.
(5) Represents the immediate impacts in current period results from changes in current market conditions on estimates of profitability.
(6) Excludes amounts from the changes in unrealized gains and losses from fixed income instruments recorded in other comprehensive income (versus net income) of $1,659 million and $1,298 million for the years ended December 31, 2021 and 2020, respectively.

For 2021, the gain of $7.0 billion primarily reflected favorable impacts related to the portions of the U.S. GAAP liability before NPR that are excluded from the hedge target driven by rising interest rates and favorable equity markets and the 2021 Variable Annuities Recapture impact, partially offset by changes in fair value of hedge assets and capital hedges driven by rising interest rates and favorable equity markets and unfavorable NPR adjustment.

For 2020, the loss of $2.6 billion primarily reflected unfavorable impacts related to the portions of the U.S. GAAP liability before NPR that are excluded from the hedge target, partially offset by changes in fair value of hedge assets driven by declining interest rates.

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Revenues, Benefits and Expenses 2021 to 2020 Annual Comparison Revenues increased $11.2 billion from a loss of $2.2 billion for the year ended December 31, 2020 to a gain of $8.9 billion for the year ended December 31, 2021. Excluding the impact of our annual reviews and update to our assumptions and other refinements, the increase was $11.3 billion primarily driven by: • Significant Realized investment gains (losses), reflecting a favorable impact to the 2021 Variable Annuities Recapture and portions of the U.S. GAAP liability before NPR, that are excluded from our hedge target driven by favorable equity market performance and rising interest rates. Benefits and expenses increased $0.9 billion from $1.8 billion for the year ended December 31, 2020 to $2.7 billion for the year ended December 31, 2021. Excluding the impact of our annual reviews and update to our assumptions and other refinements, the increase of $1.1 billion primarily was driven by: • Higher Commission expense primarily driven by the unwinding of assumed deferred acquisition costs, partially offset by ceding allowance received as part of the 2021 Variable Annuities Recapture. Risks and Risk Mitigants Fixed Annuity Risks and Risk Mitigants. The primary risk exposure of our fixed annuity products relates to investment risks we bear for providing customers a minimum guaranteed interest rate or an index-linked interest rate required to be credited to the customer’s account value, which include interest rate fluctuations and/or sustained periods of low interest rates, and credit risk related to the underlying investments. We manage these risk exposures primarily through our investment strategies and product design features, which include credit rate resetting subject to the minimum guaranteed interest rate, as well as surrender charges applied during the early years of the contract that help to provide protection for premature withdrawals. In addition, a portion of our fixed annuity products has a market value adjustment provision that affords protection of lapse in the case of rising interest rates. We also manage these risk exposures through affiliated reinsurance. For information on our affiliated reinsurance agreements, see “Business—Reinsurance” section and Note 14 to the Financial Statements. Indexed Variable Annuity Risks and Risk Mitigants. The primary risk exposure of our indexed variable annuity products relates to the investment risks we bear in order to credit to the customer’s account balance the required crediting rate based on the performance of the elected indices at the end of each term. We manage this risk primarily through our investment strategies including derivatives and product design features, which include credit rate resetting subject to contractual minimums as well as surrender charges applied during the early years of the contract that help to provide protection for premature withdrawals. In addition, our indexed variable annuity strategies have an interim value provision that provides protection from lapse in the case of rising interest rates. We also manage these risk exposures through affiliated reinsurance. For information on our affiliated reinsurance agreements, see “Business—Reinsurance” section and Note 14 to the Financial Statements. Variable Annuity Risks and Risk Mitigants. The primary risk exposures of our variable annuity contracts relate to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including capital markets assumptions such as equity market returns, interest rates and market volatility, along with actuarial assumptions such as contractholder mortality, the timing and amount of annuitization and withdrawals, and contract lapses. For these risk exposures, achievement of our expected returns is subject to the risk that actual experience will differ from the assumptions used in the original pricing of these products. We manage our exposure to certain risks driven by fluctuations in capital markets primarily through a combination of i) Product Design Features, ii) our Asset Liability Management Strategy, and iii) our Capital Hedge Program as discussed below. Effective July 1, 2021, Pruco Life recaptured the risks related to its business that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. For more information on this transaction, see Note 1 to the Financial Statements. Table of Contents 39

Table of Contents

i. Product Design Features:

A portion of the variable annuity contracts that we offer include an asset transfer feature. This feature is implemented at the contract level, and transfers assets between certain variable investment sub-accounts selected by the annuity contractholder and, depending on the benefit feature, a fixed-rate account in the general account or a bond fund sub-account within the separate account. The objective of the asset transfer feature is to reduce our exposure to equity market risk and market volatility. The transfers are based on a static mathematical formula used with the particular benefit which considers a number of factors, including, but not limited to, the impact of investment performance on the contractholder's total account value. Other product design features we utilize include, among others, asset allocation restrictions, minimum issuance age requirements and certain limitations on the amount of contractholder purchase payments, as well as a required minimum allocation to our general account for certain of our products. We continue to introduce products that diversify our risk profile and have incorporated provisions in product design allowing frequent revisions of key pricing elements for certain of our products. In addition, there is diversity in our fee arrangements, as certain fees are primarily based on the benefit guarantee amount, the contractholder account value and/or premiums, which helps preserve certain revenue streams when market fluctuations cause account values to decline.

ii. Asset Liability Management Strategy (including fixed income instruments and derivatives):

We employ an ALM strategy that utilizes a combination of both traditional fixed income instruments and derivatives to help defray potential claims associated with our variable annuity living benefit guarantees. The economic liability we manage with this ALM strategy consists of expected living benefit claims under less severe market conditions, which are managed using fixed income and derivative instruments, and potential living benefit claims resulting from more severe market conditions, which are hedged using derivative instruments. For the portion of our ALM strategy executed with derivatives, we enter into a range of exchange-traded and over-the-counter ("OTC") equity, interest rate and credit derivatives, including, but not limited to: equity and treasury futures; total return, credit default and interest rate swaps; and options, including equity options, swaptions, and floors and caps. The intent of this strategy is to more efficiently manage the capital and liquidity associated with these products while continuing to mitigate fluctuations in net income due to movements in capital markets.

The valuation of the economic liability we seek to defray excludes certain items that are included within the U.S. GAAP liability, such as NPR in order to maximize protection irrespective of the possibility of our own default, as well as risk margins (required by U.S. GAAP but different from our best estimate) and valuation methodology differences. The following table provides a reconciliation between the liability reported under U.S. GAAP and the economic liability we manage through our ALM strategy as of the periods indicated:

	As of December 31,	
	2021	2020
	(in millions)	
U.S. GAAP liability (including NPR)	$ 3,769	$ 16,905
NPR adjustment	522	3,705
Subtotal	4,290	20,610
Adjustments including risk margins and valuation methodology differences	(1,331)	(4,596)
Economic liability managed through the ALM strategy	$ 2,959	$ 16,014

As of December 31, 2021, the fair value of our fixed income instruments and derivative assets exceed our economic liability.

Under our ALM strategy, we expect differences in the U.S. GAAP net income impact between the changes in value of the fixed income instruments (either designated as available-for-sale or designated as trading) and derivatives as compared to the changes in the embedded derivative liability these assets support. These differences can be primarily attributed to three distinct areas:

- *Different valuation methodologies in measuring the liability we intend to cover with fixed income instruments and derivatives versus the liability reported under U.S. GAAP.* The valuation methodology utilized in estimating the economic liability we intend to defray with fixed income instruments and derivatives is different from that required to be utilized to measure the liability under U.S. GAAP. Additionally, the valuation of the economic liability excludes certain items that are included within the U.S. GAAP liability, such as NPR in order to maximize protection irrespective of the possibility of our own default and risk margins (required by U.S. GAAP but different from our best estimate).

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- *Different accounting treatment between liabilities and assets supporting those liabilities.* Under U.S. GAAP, changes in fair value of the embedded derivative liability, derivative income and fixed income instruments designated as trading are immediately reflected in net income, while changes in the fair value of fixed income instruments that are designated as available-for-sale are recorded as unrealized gains (losses) in other comprehensive income.
- *General hedge results.* For the derivative portion of the ALM strategy, the net hedging impact (the extent to which the changes in value of the hedging instruments offset the change in value of the portion of the economic liability we are hedging) may be impacted by a number of factors, including: cash flow timing differences between our hedging instruments and the corresponding portion of the economic liability we are hedging, basis differences attributable to actual underlying contractholder funds to be hedged versus hedgeable indices, rebalancing costs related to dynamic rebalancing of hedging instruments as markets move, certain elements of the economic liability that may not be hedged (including certain actuarial assumptions), and implied and realized market volatility on the hedge positions relative to the portion of the economic liability we seek to hedge.

iii. Capital Hedge Program:

We employ a capital hedge program within the Company to protect a portion of the overall capital position of the variable annuities business against its exposure to the equity markets. The capital hedge program is conducted using equity derivatives which include equity call and put options, total return swaps and futures contracts.

Income Taxes

The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2021, 2020 and 2019, and the reported income tax expense (benefit) are provided in the following table:

	Year Ended December 31,		
	2021	2020	2019
		(in millions)	
Expected federal income tax expense (benefit) at federal statutory rate	$ 1,314	$ (847)	$ (269)
Non-taxable investment income	(12)	(11)	(12)
Tax credits	(10)	(8)	(12)
Other	1	0	2
Reported income tax expense (benefit)	$ 1,294	$ (866)	$ (291)
Effective tax rate	20.7 %	21.5 %	22.7 %

Effective Tax Rate

The effective tax rate is the ratio of "Income tax expense (benefit)" divided by "Income before income taxes". Our effective tax rate for fiscal years 2021, 2020 and 2019 was 20.7%, 21.5% and 22.7%, respectively. For a detailed description of the nature of each significant reconciling item, see Note 11 to the Financial Statements. The change in the effective tax rate from 21.5% in 2020 to 20.7% in 2021 was primarily driven by the increase in pre-tax income. The change in the effective tax rate from 22.7% in 2019 to 21.5% in 2020 was primarily driven by the decrease in pre-tax income.

Unrecognized Tax Benefits

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company had no unrecognized benefit as of December 31, 2021, 2020 and 2019. We do not anticipate any significant changes within the next 12 months to our total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

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Income Tax Expense vs. Income Tax Paid in Cash Income tax expense recorded under U.S. GAAP routinely differs from the income taxes paid in cash in any given year. Income tax expense recorded under U.S. GAAP is based on income reported in our Statements of Operations for the current period and it includes both current and deferred taxes. Income taxes paid during the year include tax installments made for the current year as well as tax payments and refunds related to prior periods. For additional information on income tax related items, see “Business—Regulation” and Note 11 to the Financial Statements. Liquidity and Capital Resources Overview Liquidity refers to the ability to generate sufficient cash resources to meet the payment obligations of the Company. Capital refers to the long-term financial resources available to support the operations of our business, fund business growth, and provide a cushion to withstand adverse circumstances. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of our business, general economic conditions, our ability to borrow from affiliates and our access to the capital markets through affiliates as described herein. Effective and prudent liquidity and capital management is a priority across the organization. Management monitors the liquidity of the Company on a daily basis and projects borrowing and capital needs over a multi-year time horizon. We use a Risk Appetite Framework (“RAF”) to ensure that all risks taken by the Company align with our capacity and willingness to take those risks. The RAF provides a dynamic assessment of capital and liquidity stress impacts, including scenarios similar to, and more severe than, those occurring due to COVID-19, and is intended to ensure that sufficient resources are available to absorb those impacts. We believe that our capital and liquidity resources are sufficient to satisfy the capital and liquidity requirements of the Company. Our businesses are subject to comprehensive regulation and supervision by domestic and international regulators. These regulations currently include requirements (many of which are the subject of ongoing rule-making) relating to capital, leverage, liquidity, stress-testing, overall risk management, credit exposure reporting and credit concentration. For information on these regulatory initiatives and their potential impact on us, see “Business—Regulation" and “Risk Factors". Capital We manage PALAC to regulatory capital levels consistent with our “AA” ratings targets. We utilize the risk-based capital (“RBC”) ratio as a primary measure of capital adequacy. RBC is calculated based on statutory financial statements and risk formulas consistent with the practices of the National Association of Insurance Commissioners ("NAIC"). RBC considers, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. RBC ratio calculations are intended to assist insurance regulators in measuring an insurer’s solvency and ability to pay future claims. The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities, but is available to the public. The Company’s capital levels substantially exceed the minimum level required by applicable insurance regulations. Our regulatory capital levels may be affected in the future by changes to the applicable regulations, proposals for which are currently under consideration by both domestic and international insurance regulators. The regulatory capital level of the Company can be materially impacted by interest rate and equity market fluctuations, changes in the values of derivatives, the level of impairments recorded, and credit quality migration of the investment portfolio, among other items. In addition, the reinsurance of business or the recapture of business subject to reinsurance arrangements due to defaults by, or credit quality migration affecting, the reinsurers or for other reasons could negatively impact regulatory capital levels. The Company’s regulatory capital level is also affected by statutory accounting rules, which are subject to change by each applicable insurance regulator. Table of Contents 42

Table of Contents

The Company has returned capital to its parent, PAI, for the periods indicated below.

	Return of Capital (in millions)	
December 31, 2021	$	451
September 30, 2021	$	3,813
June 30, 2021	$	188
March 31, 2021	$	192
December 31, 2020	$	188
September 30, 2020	$	192
June 30, 2020	$	173
March 31, 2020	$	207

Liquidity

Our liquidity is managed to ensure stable, reliable and cost-effective sources of cash flows to meet all of our obligations. Liquidity is provided by a variety of sources, as described more fully below, including portfolios of liquid assets. Our investment portfolios are integral to the overall liquidity of the Company. We use a projection process for cash flows from operations to ensure sufficient liquidity to meet projected cash outflows, including claims. The impact of Prudential Funding, LLC's ("Prudential Funding"), a wholly-owned subsidiary of Prudential Insurance, financing capacity on liquidity (as described below) is considered in the internal liquidity measures of the Company.

Liquidity is measured against internally-developed benchmarks that take into account the characteristics of both the asset portfolio and the liabilities that they support. We consider attributes of the various categories of liquid assets (e.g., type of asset and credit quality) in calculating internal liquidity measures to evaluate our liquidity under various stress scenarios, including company-specific and market-wide events. We continue to believe that cash generated by ongoing operations and the liquidity profile of our assets provide sufficient liquidity under reasonably foreseeable stress scenarios.

The principal sources of the Company's liquidity are premiums and certain annuity considerations, investment and fee income, investment maturities, sales of investments and internal borrowings. The principal uses of that liquidity include benefits, claims, and payments to policyholders and contractholders in connection with surrenders, withdrawals and net policy loan activity. Other uses of liquidity include commissions, general and administrative expenses, purchases of investments, the payment of dividends and returns of capital to the parent company, hedging and reinsurance activity and payments in connection with financing activities.

In managing liquidity, we consider the risk of policyholder and contractholder withdrawals of funds earlier than our assumptions when selecting assets to support these contractual obligations. We use surrender charges and other contract provisions to mitigate the extent, timing and profitability impact of withdrawals of funds by customers.

Liquid Assets

Liquid assets include cash and cash equivalents, short-term investments, U.S. Treasury fixed maturities, fixed maturities that are not designated as held-to-maturity, and public equity securities. As of December 31, 2021 and 2020, the Company had liquid assets of $12 billion and $21 billion, respectively. The portion of liquid assets comprised cash and cash equivalents and short-term investments was $3 billion and $1 billion as of December 31, 2021 and 2020, respectively. As of December 31, 2021, $8 billion, or 92%, of the fixed maturity investments in the Company's general account portfolios were rated high or highest quality based on NAIC or equivalent rating.

Financing Activities

Prudential Funding, LLC

Prudential Financial and Prudential Funding borrow funds in the capital markets primarily through the direct issuance of commercial paper. The borrowings serve as an additional source of financing to meet our working capital needs. Prudential Funding operates under a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding's positive tangible net worth at all times.

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Hedging activities associated with living benefit guarantees The hedging portion of our risk management strategy associated with our living benefit guarantees is being managed within the Company. For the portion of the risk management strategy executed through hedging, we enter into a range of exchange-traded, cleared and other OTC equity and interest rate derivatives in order to hedge certain living benefit guarantees accounted for as embedded derivatives against changes in certain capital market risks above a designated threshold. The portion of the risk management strategy comprising the hedging portion requires access to liquidity to meet the Company's payment obligations relating to these derivatives, such as payments for periodic settlements, purchases, maturities and terminations. These liquidity needs can vary materially due to, among other items, changes in interest rates, equity markets, mortality and policyholder behavior. The hedging portion of the risk management strategy may also result in derivative-related collateral postings to (when we are in a net pay position) or from (when we are in a net receive position) counterparties. The net collateral position depends on changes in interest rates and equity markets related to the amount of the exposures hedged. Depending on market conditions, the collateral posting requirements can result in material liquidity needs when we are in a net pay position. Item 7A. Quantitative and Qualitative Disclosures About Market Risk Market Risk Market risk is defined as the risk of loss from changes in interest rates, equity prices, and foreign currency exchange rates resulting from asset/liability mismatches where the change in the value of our liabilities is not offset by the change in value of our assets. See Item 1A, “Risk Factors” above for a discussion of how difficult conditions in the financial markets and the economy generally may materially adversely affect our business and results of our operations. Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders which had no impact on the reinsurance agreement. Effective July 1, 2021, Pruco Life recaptured the risks related to its variable annuity business, including base contracts, along with the living benefit guarantees that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021, as described above. The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. See Note 1 to the Financial Statements for additional information. Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. Additionally, the hedging program related to these product risks are being managed within Pruco Life. Market Risk Management Management of market risk, which we consider to be a combination of both investment risk and market risk exposures, includes the identification and measurement of various forms of risk, the establishment of risk thresholds and the creation of processes intended to maintain risks within these thresholds while optimizing returns on the underlying assets or liabilities. As an indirect wholly-owned subsidiary of Prudential Financial, the Company benefits from the risk management strategies implemented by Prudential Financial. Our risk management process utilizes a variety of tools and techniques, including: • Measures of price sensitivity to market changes (e.g., interest rates, equity index prices, foreign exchange); • Asset/liability management; • Stress scenario testing; • Hedging programs; and • Risk management governance, including policies, limits and a committee that oversees investment and market risk. Table of Contents 44

Market Risk Mitigation Risk mitigation takes three primary forms: • Asset/Liability Management: Managing assets to liability-based measures. For example, investment policies identify target durations for assets based on liability characteristics and asset portfolios are managed to within ranges around them. This mitigates potential unanticipated economic losses from interest rate movements. • Hedging: Using derivatives to offset risk exposures. For example, for our variable annuities, potential living benefit claims resulting from more severe market conditions are hedged using derivative instruments. • Management of portfolio concentration risk: For example, ongoing monitoring and management of key rate, currency and other concentration risks support diversification efforts to mitigate exposure to individual markets and sources of risk. Market Risk Related to Interest Rates We perform liability-driven investing and engage in careful asset/liability management. Asset/liability mismatches create the risk that changes in liability values will differ from the changes in the value of the related assets. Additionally, changes in interest rates may impact other items including, but not limited to, the following: • Net investment spread between the amounts that we are required to pay and the rate of return we are able to earn on investments for certain products supported by general account investments; • Asset-based fees earned on assets under management or contractholder account values; • Estimated total gross profits and the amortization of deferred policy acquisition and other costs; • Net exposure to the guarantees provided under certain products; and • Our capital levels. In order to mitigate the impact that an unfavorable interest rate environment has on our net interest margins, we employ a proactive asset/liability management program, which includes strategic asset allocation and derivative strategies within a disciplined risk management framework. These strategies seek to match the characteristics of our products, and to approximate the interest rate sensitivity of the assets with the estimated interest rate sensitivity of the product liabilities. Our asset/liability management program also helps manage duration gaps, currency and other risks between assets and liabilities through the use of derivatives. We adjust this dynamic process as products change, as customer behavior changes and as changes in the market environment occur. As a result, our asset/liability management process has permitted us to manage interest rate risk successfully through several market cycles. We use duration and convexity analyses to measure price sensitivity to interest rate changes. Duration measures the relative sensitivity of the fair value of a financial instrument to changes in interest rates. Convexity measures the rate of change in duration with respect to changes in interest rates. We use asset/liability management and derivative strategies to manage our interest rate exposure by matching the relative sensitivity of asset and liability values to interest rate changes, or controlling “duration mismatch” of assets and liability duration targets. In certain markets, capital market limitations that hinder our ability to acquire assets that approximate the duration of some of our liabilities are considered in setting duration targets. We consider risk-based capital and tax implications as well as current market conditions in our asset/liability management strategies. The Company also mitigates interest rate risk through a market value adjusted (“MVA”) provision on certain of the Company’s annuity products' fixed investment options. This MVA provision limits interest rate risk by subjecting the contractholder to an MVA when funds are withdrawn or transferred to variable investment options before the end of the guarantee period. In the event of rising interest rates, which generally make the fixed maturity securities underlying the guarantee less valuable, the MVA could be negative. In the event of declining interest rates, which generally make the fixed maturity securities underlying the guarantee more valuable, the MVA could be positive. The resulting increase or decrease in the value of the fixed option, from calculation of the MVA, is designed to offset the decrease or increase in the market value of the securities underlying the guarantee. Table of Contents 45

Table of Contents

We assess the impact of interest rate movements on the value of our financial assets, financial liabilities and derivatives using hypothetical test scenarios that assume either upward or downward 100 basis point parallel shifts in the yield curve from prevailing interest rates, reflecting changes in either credit spreads or the risk-free rate. The following table sets forth the net estimated potential loss in fair value on these financial instruments from a hypothetical 100 basis point upward shift at December 31, 2021 and 2020. This table is presented on a gross basis and excludes offsetting impacts to insurance liabilities that are not considered financial liabilities under U.S. GAAP. This scenario results in the greatest net exposure to interest rate risk of the hypothetical scenarios tested at those dates. While the test scenario is for illustrative purposes only and does not reflect our expectations regarding future interest rates or the performance of fixed income markets, it is a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These test scenarios do not measure the changes in value that could result from non-parallel shifts in the yield curve, which we would expect to produce different changes in discount rates for different maturities. As a result, the actual loss in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations. The estimated changes in fair values do not include separate account assets.

	As of December 31, 2021			As of December 31, 2020(1)		
	Notional	Fair Value	Hypothetical Change in Fair Value	Notional	Fair Value	Hypothetical Change in Fair Value
			(in millions)			
Financial assets with interest rate risk:						
Fixed maturities(2)		$ 8,798	$ (612)		$ 19,699	$ (2,561)
Policy loans		12	0		12	0
Commercial mortgage and other loans		1,516	(75)		1,837	(79)
Derivatives:						
Swaps	$ 17,914	175	(870)	$ 156,430	1,785	(4,322)
Futures	910	0	0	10,156	(14)	(149)
Options	20,582	(65)	150	34,054	1,095	(534)
Forwards	50	0	0	110	0	(6)
Variable annuity and other living benefit feature embedded derivatives		(4,060)	1,348		(17,302)	7,161
Indexed annuity contracts		(2,041)	(312)		580	(115)
Total embedded derivatives(3)		(6,101)	1,036		(16,722)	7,046
Financial liabilities with interest rate risk(4):						
Policyholders' account balances-investment contracts		(2,391)	4		(2,426)	4
Net estimated potential gain (loss)			$ (367)			$ (601)

(1) Prior period amounts have been updated to conform to current period presentation.
(2) Includes assets classified as "Fixed maturities, available-for-sale, at fair value" and "Fixed maturities, trading, at fair value".
(3) Excludes any offsetting impact of derivative instruments purchased to hedge changes in the embedded derivatives. Amounts reported gross of reinsurance.
(4) Excludes $14 billion and $25 billion as of December 31, 2021 and 2020, respectively, of insurance reserve and deposit liabilities which are not considered financial liabilities. We believe that the interest rate sensitivities of these insurance liabilities would serve as an offset to the net interest rate risk of the financial assets and financial liabilities, including investment contracts.

Market Risk Related to Equity Prices

We have exposure to equity risk primarily through asset/liability mismatches, including our equity-based derivatives, and embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed annuity contracts. Our capital hedging program primarily holds equity derivatives. In addition to the impact on our equity derivatives, changes in equity prices may impact other items including, but not limited to, the following:

- Asset-based fees earned on assets under management or contractholder account value;
- Estimated total gross profits and the amortization of deferred policy acquisition and other costs; and
- Net exposure to the guarantees provided under certain products.

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We manage equity risk against benchmarks in respective markets. We benchmark our return on equity holdings against a blend of market indices, mainly the S&P 500 and Russell 2000 for U.S. equities. We benchmark foreign equities against the Tokyo Price Index, and the MSCI EAFE, a market index of European, Australian and Far Eastern equities. We target price sensitivities that approximate those of the benchmark indices. For equity investments within the separate accounts, the investment risk is borne by the separate account contractholder rather than by the Company.

We estimate our equity risk from a hypothetical 10% decline in equity benchmark levels. The following table sets forth the net estimated potential loss in fair value from such a decline as of December 31, 2021 and 2020. While these scenarios are for illustrative purposes only and do not reflect our expectations regarding future performance of equity markets or of our equity portfolio, they do represent near-term, reasonably possible hypothetical changes that illustrate the potential impact of such events. These scenarios consider only the direct impact on fair value of declines in equity benchmark market levels and not changes in asset-based fees recognized as revenue, changes in our estimates of total gross profits used as a basis for amortizing deferred policy acquisition and other costs, or changes in any other assumptions such as market volatility or mortality, utilization or persistency rates in our variable annuity contracts that could also impact the fair value of our living benefit features. In addition, these scenarios do not reflect the impact of basis risk, such as potential differences in the performance of the investment funds underlying the variable annuity products relative to the market indices we use as a basis for developing our hedging strategy. The impact of basis risk could result in larger differences between the change in fair value of the equity-based derivatives and the related living benefit features in comparison to these scenarios. In calculating these amounts, we exclude separate account equity securities.

	As of December 31, 2021			As of December 31, 2020(1)		
	Notional	Fair Value	Hypothetical Change in Fair Value	Notional	Fair Value	Hypothetical Change in Fair Value
	(in millions)					
Equity securities		$ 322	$ (32)		$ 278	$ (28)
Equity-based derivatives(2)	$ 26,240	(58)	(192)	$ 51,537	(451)	2,031
Variable annuity and other living benefit feature embedded derivatives		(4,060)	(432)		(17,302)	(1,794)
Indexed annuity contracts		(2,041)	628		580	186
Total embedded derivatives(3)		(6,101)	196		(16,722)	(1,608)
Net estimated potential loss			$ (28)			$ 395

(1) Prior period amounts have been updated to conform to current period presentation.
(2) Both the notional amount and fair value of equity-based derivatives and the fair value of embedded derivatives are also reflected in amounts under "Market Risk Related to Interest Rates" above and are not cumulative.
(3) Excludes any offsetting impact of derivative instruments purchased to hedge changes in the embedded derivatives. Amounts reported gross of reinsurance.

Derivatives

We use derivative financial instruments primarily to reduce market risk from changes in interest rates and equity prices, including their use to alter interest rate exposures arising from mismatches between assets and liabilities. Our derivatives primarily include swaps, futures, options and forward contracts that are exchange-traded or contracted in the OTC market. See Note 4 to the Financial Statements for more information.

Market Risk Related to Certain Variable Annuity Products

The primary risk exposures of our variable annuity contracts relate to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including capital market assumptions, such as equity market returns, interest rates and market volatility, and actuarial assumptions. Certain variable annuity optional living benefit features are accounted for as embedded derivatives and recorded at fair value.

47

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION FINANCIAL STATEMENTS INDEX Page Management’s Annual Report on Internal Control Over Financial Reporting 49 Report of Independent Registered Public Accounting Firm (PCAOB ID 238) 50 Statements of Financial Position as of December 31, 2021 and 2020 53 Statements of Operations and Comprehensive Income for the years ended December 31, 2021, 2020 and 2019 54 Statements of Equity for the years ended December 31, 2021, 2020 and 2019 55 Statements of Cash Flows for the years ended December 31, 2021, 2020 and 2019 56 Notes to Financial Statements: 58 1 Business and Basis of Presentation 58 2 Significant Accounting Policies and Pronouncements 62 3 Investments 75 4 Derivatives and Hedging 87 5 Fair Value of Assets and Liabilities 93 6 Deferred Policy Acquisition Costs 107 7 Value of Business Acquired 108 8 Policyholders’ Liabilities 108 9 Certain Long-duration Contracts with Guarantees 109 10 Reinsurance 113 11 Income Taxes 115 12 Equity 117 13 Statutory Net Income and Surplus and Dividend Restriction 120 14 Related Party Transactions 120 15 Commitments, Contingent Liabilities and Litigation and Regulatory Matters 125 16 Contract Withdrawal Provisions 127 Table of Contents 48

Management’s Annual Report on Internal Control Over Financial Reporting Management of Prudential Annuities Life Assurance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2021, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2021. Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report. March 14, 2022 Table of Contents 49

Report of Independent Registered Public Accounting Firm To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation Opinion on the Financial Statements We have audited the accompanying statements of financial position of Prudential Annuities Life Assurance Corporation (the "Company") as of December 31, 2021 and 2020, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America. Change in Accounting Principle As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost in 2020. Basis for Opinion These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. Critical Audit Matters The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate. Table of Contents 50

Valuation of Guaranteed Benefit Features Associated with Certain Annuity Products Included in the Liability for Future Policy Benefits As described in Notes 2, 5, 8 and 9 to the financial statements, the Company issues certain variable annuity contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as embedded derivatives and recorded at fair value, with changes in fair value recognized currently in earnings. As of December 31, 2021, the fair value of the obligations associated with these guarantees accounted for as embedded derivatives was $4.1 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated by management using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market- perceived non-performance risk under the contract, as well as actuarially determined assumptions, including mortality rates, lapse rates, benefit utilization rates and withdrawal rates. For certain annuity products that include certain other contract features, including guaranteed minimum death benefits ("GMDB"), additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2021, the additional liability for these contract features included in the liability for future policy benefits was $0.2 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, benefit utilization rates, and withdrawal rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the valuation model for the benefit features accounted for as embedded derivatives in light of the valuation objective (fair value) given the lack of an observable market for these guarantees and to determine the aforementioned assumptions for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the model for embedded derivatives recorded at fair value and the aforementioned assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, including controls over the model for the benefit features accounted for as embedded derivatives and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models. Valuation of the Deferred Acquisition Costs Related to Fixed and Variable Deferred Annuity Products As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal annuity business to the extent such costs are deemed recoverable from future profits. As of December 31, 2021, a significant portion of the $0.6 billion of deferred policy acquisition costs (DAC) are associated with certain fixed and variable deferred annuity products. DAC related to fixed and variable deferred annuity products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing. Table of Contents 51

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to fixed and variable deferred annuity products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, benefit utilization rates and withdrawal rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to fixed and variable deferred annuity products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to fixed and variable deferred annuity products, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models. /s/ PricewaterhouseCoopers LLP New York, New York March 14, 2022 We have served as the Company's auditor since 2003. Table of Contents 52

Statements of Financial Position December 31, 2021 and 2020 (in thousands, except share amounts) December 31, 2021 December 31, 2020 ASSETS Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2021-$1,086; 2020-$686) (amortized cost: 2021-$8,556,236; 2020-$16,177,891) $ 8,770,966 $ 18,584,685 Fixed maturities, trading, at fair value (amortized cost: 2021-$27,641; 2020-$1,017,771) 27,237 1,114,142 Equity securities, at fair value (cost: 2021-$323,289; 2020-$279,096) 321,881 288,082 Commercial mortgage and other loans (net of $4,657 and $7,382 allowance for credit losses at December 31, 2021 and 2020, respectively) 1,503,602 1,765,770 Policy loans 11,554 11,806 Short-term investments 875,426 318,161 Other invested assets (includes $13,077 and $204,863 of assets measured at fair value at December 31, 2021 and 2020, respectively) 94,079 818,810 Total investments 11,604,745 22,901,456 Cash and cash equivalents 2,015,885 1,069,211 Deferred policy acquisition costs 567,191 4,237,780 Accrued investment income 61,117 121,604 Reinsurance recoverables 8,108,267 694,040 Income taxes 908,694 1,448,714 Value of business acquired 27,568 27,247 Deferred sales inducements 295,097 714,598 Receivables from parent and affiliates 5,240 87,620 Other assets 2,717,405 767,540 Separate account assets 32,266,921 32,205,296 TOTAL ASSETS $ 58,578,130 $ 64,275,106 LIABILITIES AND EQUITY LIABILITIES Future policy benefits $ 4,505,007 $ 18,560,891 Policyholders’ account balances 11,749,651 9,181,459 Payables to parent and affiliates 249,949 47,345 Short-term debt 0 119,671 Long-term debt 0 299,747 Reinsurance payables 7,182,652 178,860 Other liabilities 942,223 980,692 Separate account liabilities 32,266,921 32,205,296 Total liabilities 56,896,403 61,573,961 COMMITMENTS AND CONTINGENT LIABILITIES (See Note 15) EQUITY Common stock, $100 par value; 25,000 shares authorized, issued and outstanding 2,500 2,500 Additional paid-in capital 592,208 4,382,936 Retained earnings / (accumulated deficit) 917,263 (3,217,350) Accumulated other comprehensive income (loss) 169,756 1,533,059 Total equity 1,681,727 2,701,145 TOTAL LIABILITIES AND EQUITY $ 58,578,130 $ 64,275,106 See Notes to Financial Statements Table of Contents Prudential Annuities Life Assurance Corporation 53

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Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	2021	2020	2019
REVENUES			
Premiums	$ 36,573	$ 60,585	$ 59,550
Policy charges and fee income	1,231,816	1,943,599	2,081,046
Net investment income	490,393	579,261	551,548
Asset management and service fees(1)	254,750	390,927	396,433
Other income (loss)(1)	(553,861)	61,144	44,050
Realized investment gains (losses), net	7,488,807	(5,260,940)	(2,681,320)
TOTAL REVENUES	8,948,478	(2,225,424)	451,307
BENEFITS AND EXPENSES			
Policyholders' benefits	(219,983)	222,612	143,925
Interest credited to policyholders' account balances	639,632	180,160	161,209
Amortization of deferred policy acquisition costs	379,688	404,014	272,853
Commission expense	1,573,228	797,909	889,593
General, administrative and other expenses	316,547	204,866	264,155
TOTAL BENEFITS AND EXPENSES	2,689,112	1,809,561	1,731,735
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	6,259,366	(4,034,985)	(1,280,428)
Income tax expense (benefit)	1,294,005	(865,720)	(291,101)
NET INCOME (LOSS)	$ 4,965,361	$ (3,169,265)	$ (989,327)
Other comprehensive income (loss), before tax:			
Foreign currency translation adjustments	(596)	286	182
Net unrealized investment gains (losses)	(1,725,105)	1,397,749	953,250
Total	(1,725,701)	1,398,035	953,432
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(362,398)	293,588	200,447
Other comprehensive income (loss), net of taxes	(1,363,303)	1,104,447	752,985
Comprehensive income (loss)	$ 3,602,058	$ (2,064,818)	$ (236,342)

(1) Prior period amounts have been reclassified to conform to current period presentation.

See Notes to Financial Statements

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Prudential Annuities Life Assurance Corporation

Statements of Equity
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2018	$ 2,500	$ 6,120,436	$ 943,005	$ (324,373)	$ 6,741,568
Cumulative effect of adoption of accounting changes(1)			(371)		(371)
Return of capital		(977,500)			(977,500)
Dividend to parent			0		0
Assets purchased/transferred from/to affiliates		0			0
Comprehensive income (loss):					
Net income (loss)			(989,327)		(989,327)
Other comprehensive income (loss), net of tax				752,985	752,985
Total comprehensive income (loss)					(236,342)
Balance, December 31, 2019	2,500	5,142,936	(46,693)	428,612	5,527,355
Cumulative effect of adoption of accounting changes(2)			(1,392)		(1,392)
Return of capital		(760,000)			(760,000)
Dividend to parent			0		0
Assets purchased/transferred from/to affiliates		0			0
Comprehensive income (loss):					
Net income (loss)			(3,169,265)		(3,169,265)
Other comprehensive income (loss), net of tax				1,104,447	1,104,447
Total comprehensive income (loss)					(2,064,818)
Balance, December 31, 2020	2,500	4,382,936	(3,217,350)	1,533,059	2,701,145
Return of capital		(3,813,369)			(3,813,369)
Dividend to parent			(830,748)		(830,748)
Assets purchased/transferred from/to affiliates		22,641			22,641
Comprehensive income (loss):					
Net income (loss)			4,965,361		4,965,361
Other comprehensive income (loss), net of tax				(1,363,303)	(1,363,303)
Total comprehensive income (loss)					3,602,058
Balance, December 31, 2021	$ 2,500	$ 592,208	$ 917,263	$ 169,756	$ 1,681,727

(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

55

Statements of Cash Flows Years Ended December 31, 2021, 2020 and 2019 (in thousands) 2021 2020 2019 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 4,965,361 $ (3,169,265) $ (989,327) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Policy charges and fee income (2,699) 249 (813) Realized investment (gains) losses, net (7,488,807) 5,260,940 2,681,320 Depreciation and amortization 5,547 (3) 865 Interest credited to policyholders’ account balances 639,632 180,160 161,209 Change in: Future policy benefits 641,835 1,251,451 1,110,089 Accrued investment income 60,487 (18,880) (11,829) Net receivables from/payables to parent and affiliates 14,581 (7,370) 1,463 Deferred sales inducements (867) (1,088) (790) Deferred policy acquisition costs 3,465,712 64,862 (139,774) Income taxes 896,398 (539,218) (438,541) Reinsurance recoverables, net (32,805) (36,705) (3,524) Derivatives, net (2,623,453) (1,753,629) (193,119) Other, net (1,238,134) (60,413) 38,037 Cash flows from (used in) operating activities (697,212) 1,171,091 2,215,266 CASH FLOWS FROM INVESTING ACTIVITIES: Proceeds from the sale/maturity/prepayment of: Fixed maturities, available-for-sale 9,400,071 708,254 852,596 Fixed maturities, trading 2,085,627 391,557 149 Equity securities 55,677 30,830 8,807 Commercial mortgage and other loans 337,801 33,321 265,657 Policy loans 1,070 1,435 1,439 Other invested assets 52,656 43,213 27,065 Short-term investments 464,243 8,209,495 1,109,061 Payments for the purchase/origination of: Fixed maturities, available-for-sale (5,833,449) (4,445,138) (3,538,800) Fixed maturities, trading (5,392,368) (1,068,178) (54,862) Equity securities (100,799) (241,755) (52,244) Commercial mortgage and other loans (1,267,152) (311,670) (382,407) Policy loans (158) (167) (295) Other invested assets (225,131) (176,496) (169,863) Short-term investments (1,023,107) (8,192,050) (1,406,312) Notes receivable from parent and affiliates, net 51,397 579 (15,442) Derivatives, net (83,818) 522,640 (18,334) Other, net 61 0 0 Cash flows from (used in) investing activities (1,477,379) (4,494,130) (3,373,785) CASH FLOWS FROM FINANCING ACTIVITIES: Policyholders’ account deposits 7,869,088 6,666,325 4,012,627 Ceded policyholders’ account deposits (8,387) (35,440) (16,068) Policyholders’ account withdrawals (3,272,524) (4,032,737) (3,320,216) Ceded policyholders' account withdrawals 14,206 37,612 35,566 Cash collateral for loaned securities 0 0 (384) Table of Contents Prudential Annuities Life Assurance Corporation 56

Repayments of debt (maturities longer than 90 days) (299,747) 0 (274,569) Net increase/(decrease) in short-term borrowing (119,671) (242,094) 7,916 Drafts outstanding (3,448) 8,857 (7,503) Distribution to parent (1,056,657) (760,000) (977,500) Other, net (1,595) (45,436) (9,721) Cash flows from (used in) financing activities 3,121,265 1,597,087 (549,852) NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 946,674 (1,725,952) (1,708,371) CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR 1,069,211 2,795,163 4,503,534 CASH AND CASH EQUIVALENTS, END OF YEAR $ 2,015,885 $ 1,069,211 $ 2,795,163 SUPPLEMENTAL CASH FLOW INFORMATION Income taxes paid (refund) $ 397,606 $ (326,503) $ 147,441 Interest paid $ 8,267 $ 24,942 $ 26,719 Significant Non-Cash Transactions Cash Flows from Investing and Financing Activities for the twelve months ended December 31, 2021 excludes certain non-cash activities related to the following transactions: Effective July 1, 2021, Pruco Life Insurance Company recaptured the risks related to its business that had previously been reinsured to Prudential Annuities Life Assurance Corporation from April 1, 2016 through June 30, 2021. See Note 1 for additional information. Effective December 1, 2021, Prudential Annuities Life Assurance Corporation reinsured certain variable and fixed annuities to Pruco Life Insurance Company, which resulted in $2.6 billion of investment transfers and $0.2 billion of dividend payment in securities. See Note 1 for additional information. There were no significant non-cash transactions for the years ended December 31, 2020 and December 31, 2019. See Notes to Financial Statements Table of Contents Prudential Annuities Life Assurance Corporation 57

1. BUSINESS AND BASIS OF PRESENTATION Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”), with its principal offices in Shelton, Connecticut, is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company has developed long-term savings and retirement products, which are distributed through its affiliated broker dealer company, Prudential Annuities Distributors, Inc. (“PAD”), and third-party distribution networks. The Company issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, the Company has a relatively small in-force block of variable life insurance policies. The Company ceased offering these products in March 2010. However, the Company continues to accept additional customer deposits on certain in- force contracts, subject to applicable contract provisions and administrative rules. In 2018, the Company resumed offering annuity products to new investors (except in New York). The Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to an affiliate, The Prudential Insurance Company of America ("Prudential Insurance"). The license surrender relieves the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance ("AZDOI"). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services. The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life Insurance Company ("Pruco Life"), excluding the Pruco Life Insurance Company of New Jersey ("PLNJ") business which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. The discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company. 2021 Variable Annuities Recapture Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. This transaction is referred to as the "2021 Variable Annuities Recapture". Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements 58

The financial statement impacts of this transaction are as follows: Interim Statement of Financial Position Day 1 Impact of 2021 Variable Annuities Recapture Impacts of Recapture (in millions) ASSETS Total investments(1)(2) $ (8,327) Cash and cash equivalents (409) Deferred policy acquisition costs (3,286) Accrued investment income (42) Reinsurance recoverables (181) Income tax receivable (787) Value of business acquired 0 Deferred sales inducements (388) Receivables from parent and affiliates (41) Other assets 0 Separate account assets 0 TOTAL ASSETS $ (13,461) LIABILITIES AND EQUITY LIABILITIES Future policy benefits $ (9,048) Policyholders’ account balances (3,199) Payables to parent and affiliates 0 Long-term debt 0 Reinsurance payable (115) Other liabilities (245) Separate account liabilities 0 Total liabilities (12,607) EQUITY Common stock 0 Additional paid-in capital(3) (3,786) Retained earnings 3,026 Accumulated other comprehensive income (94) Total equity (854) TOTAL LIABILITIES AND EQUITY $ (13,461) Significant non-cash transactions (1) The decrease in total investments includes non-cash activities of $8.3 billion related to the recapture transaction. (2) The Company incurred an increase related to ceding commissions of $2.0 billion received from Pruco Life. (3) The decrease in Additional paid-in capital includes non-cash activities of $3.4 billion in invested assets related to return of capital to PAI. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 59

Table of Contents

Prudential Annuities Life Assurance Corporation

Notes to Financial Statements—(Continued)

Interim Statement of Operations and Comprehensive Income (Loss)

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture (in millions)
REVENUES	
Other income (loss)	$ 1
Realized investment gains (losses), net	5,142
TOTAL REVENUES	5,143
BENEFITS AND EXPENSES	
Policyholders' benefits	(257)
Interest credited to policyholders' account balances	399
Commission expense	1,362
General, administrative and other expenses	(191)
TOTAL BENEFITS AND EXPENSES	1,313
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	3,830
Income tax expense (benefit)	804
NET INCOME (LOSS)	$ 3,026

Affiliated Asset Transfers

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/ (Decrease)	Realized Investment Gain/(Loss), Net	Derivative Gain/ (Loss)
						(in millions)		
Pruco Life	July 1, 2021	Sale	Derivatives, Fixed Maturities, Equity Securities, Commercial Mortgages and JV/LP Investments	$ 4,908	$ 4,720	$ 0	$ 173	$ 15
PAI	July 1, 2021	Return of Capital	Fixed Maturities	$ 3,420	$ 3,420	$ (3,420)	$ 0	$ 0

As part of the recapture transaction, the Company sent invested assets of $6.8 billion, net of $2.0 billion ceding commissions as consideration to Pruco Life, which is equivalent to the amount of statutory reserve credit taken as of June 30, 2021. The company released living benefit liabilities of $8.3 billion as well as variable annuity base contracts of $3.0 billion and benefit and payout reserves of $0.9 billion.

Also, the Company derecognized its assumed Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI") balances as of June 30, 2021. The company also recognized a deferred reinsurance gain from the original transaction of $0.2 billion. As a result of the recapture transaction, the Company recognized a pre-tax gain of $3.8 billion immediately.

There was a $3.8 billion return of capital to PAI, which includes $3.4 billion in invested assets and $0.4 billion in cash.

Affiliated Reinsurance Agreement

Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature to Pruco Life. As a result, the Company recognized a deferred reinsurance gain of $833 million. As of December 31, 2021, the reinsurance recoverable and payable resulting from the reinsurance of variable indexed annuities were $7.8 billion and $7.2 billion, respectively, and the deposit assets resulting from the reinsurance of fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income was $2.7 billion.

60

Basis of Presentation The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Use of Estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining DAC and related amortization; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products; value of business acquired ("VOBA") and its amortization; amortization of DSI; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters. COVID-19 Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the Company's results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company's financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in our insurance liabilities and certain related balances (e.g., DAC, VOBA, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on its businesses. Reclassifications Certain amounts in prior periods have been reclassified to conform to the current period presentation. Sale of PALAC In September 2021, PAI entered into a definitive agreement to sell its equity interest in PALAC to Fortitude Group Holdings, LLC. The transaction will result in a benefit to Prudential Financial comprised of the purchase price for PALAC, a pre-closing net capital distribution by PALAC and an expected tax impact. The transaction is expected to close in the first half of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 61

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS ASSETS Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date. AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”). For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities. When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net." Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.” For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method. For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 62

The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below. Fixed maturities, trading, at fair value consists of fixed maturities carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income”, and interest and dividend income from these investments is reported in “Net investment income”. Equity securities, at fair value is comprised of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income", and dividend income is reported in “Net investment income” on the ex-dividend date. Commercial mortgage and other loans consists of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 15 for additional information. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income". Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and related ASUs, using a modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. Adoption of these ASUs requires an entity to estimate lifetime credit losses for certain financial assets carried at amortized cost and certain off-balance sheet exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of reported amounts. The most significant impact is that modifications made to the Company’s process for measuring credit losses for its commercial mortgage and other loans class classified as held for investment. The impact of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.4 million, primarily related to commercial mortgage and other loans. The impact of adoption was not material to the following financial statement line items: deferred policy acquisition costs; income taxes; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings. The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset. The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type. Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 63

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to- value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to- value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios. Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations. When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent. The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.” The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.” Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value. Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans. The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 64

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring ("TDR"). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance. When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan. In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write- down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above. Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies. Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Other invested assets consists of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Asset administration fees and other income”. Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives. Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value", and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below). The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 65

Deferred policy acquisition costs represent costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC", net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions, however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized, and if the projected equity return is negative, the return is floored at 0%. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain annuity contracts and related hedging activities. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances result from: (i) the annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods; (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period; and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions. For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC. Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received. Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 10. Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years. The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 66

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 11 for a discussion of factors considered when evaluating the need for a valuation allowance. U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date. The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 11 for additional information regarding income taxes. Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General, administrative, and other expenses.” See Note 7 for additional information regarding VOBA. Deferred sales inducements represents various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 9 for additional information regarding sales inducements. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 67

Other assets consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. The deposit assets related to the reinsurance agreement with Pruco Life as of December 31, 2021 and 2020 was $2,659.0 million and $0 million, respectively. The deposit assets with a third-party reinsurer was $0 million and $425.9 million as of December 31, 2021 and 2020, respectively. Also included in other assets are accruals for asset management and service fees, deferred loss on reinsurance with an affiliate and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Separate account assets represents segregated funds that are invested for certain contractholders. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset management and service fees charged to the accounts are included in “Asset management and service fees”. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below. LIABILITIES Future policy benefits include liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 9. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5. The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 8 for additional information regarding future policy benefits. Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 8 for additional information regarding policyholders’ account balances. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 68

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”. Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”. Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short- term and long-term debt. Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliates. Reinsurance payables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the Company and the associated asset returns. Modified coinsurance payables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance receivables as one compound derivative. For additional information about these arrangements see Note 10. Other liabilities consists primarily of deferred gain on reinsurance, accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. For the prior year, other liabilities included funds withheld liability for assets retained under the reinsurance agreement with a third-party reinsurer that corresponded to the deposit assets above in "Other assets", which was $0.0 million and $386.0 million as of December 31, 2021 and 2020, respectively. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”. Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 69

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”. REVENUES AND BENEFITS AND EXPENSES Insurance Revenue and Expense Recognition Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”. Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “Future policy benefits.” Assumed interest rates ranged from 1.0% to 8.3% and 0.0% to 8.3% at December 31, 2021 and 2020, respectively. Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”. Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain optional living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 9 for additional information regarding these contracts. Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. Asset management and service fees principally includes asset-based asset management fees, which are recognized in the period in which the services are performed. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 70

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value. Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments. OTHER ACCOUNTING POLICIES Derivative Financial Instruments Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative. Derivatives are recorded either as assets, within “Other invested assets,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item. If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 71

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities. The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities". RECENT ACCOUNTING PRONOUNCEMENTS Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2021 and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material. ASU issued but not yet adopted as of December 31, 2021 — ASU 2018-12 ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018, and was amended by ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date, issued in October 2019, and ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application, issued in November 2020. Large calendar-year public companies that early adopt ASU 2018-12 are allowed to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company will adopt ASU 2018-12 using the modified retrospective transition method where permitted. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. The Company expects the standard to have a significant financial impact on the Financial Statements and will significantly enhance disclosures. In addition to the significant impacts to the balance sheet upon adoption, the Company also expects an impact to the pattern of earnings emergence following the transition date. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 72

Outlined below are four key areas of change, although there are other less significant policy changes not noted below. ASU 2018-12 Amended Topic Description Method of adoption Effect on the financial statements or other significant matters Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations. An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (loss) ("AOCI") or (2) a full retrospective transition method. The Company will adopt this guidance using the modified retrospective transition method. The impacts of electing such method are currently under assessment. Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions. As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected)or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI. As noted above, the Company will adopt the guidance for the liability for future policy benefits using the modified retrospective transition method. Upon adoption, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper- medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed. Amortization of DAC and other balances Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability. An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances. The Company will adopt this guidance using the modified retrospective transition method. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 73

Market Risk Benefits ("MRB") Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI. An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption. The Company will adopt this guidance using the retrospective transition method. Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed. Modifications related to COVID-19 We assess modifications to certain fixed income instruments on a case-by-case basis to evaluate whether a TDR has occurred. In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") provides a temporary suspension of TDR accounting for certain COVID-19 related modifications where the investment was not more than 30 days past due as of December 31, 2019 (“TDR Relief”). The TDR Relief was set to expire on December 31, 2020, but was extended through December 31, 2021 by the Consolidated Appropriations Act of 2021. The Company elected to apply the TDR Relief beginning in the first quarter of 2021. The TDR Relief does not apply to modifications completed 60 days after the national emergency related to COVID-19 ends, or December 31, 2021, whichever comes earlier. As of December 31, 2021, any such modifications did not have a material impact on the Company's results of operations. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 74

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

3. INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2021				
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
			(in thousands)		
Fixed maturities, available-for-sale:					
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 654,389	$ 73,618	$ 1,182	$ 0	$ 726,825
Obligations of U.S. states and their political subdivisions	280,875	14,800	15	0	295,660
Foreign government bonds	106,240	8,848	722	0	114,366
U.S. public corporate securities	2,344,782	132,929	17,743	0	2,459,968
U.S. private corporate securities	1,635,200	24,316	13,858	1,086	1,644,572
Foreign public corporate securities	792,832	11,317	9,126	0	795,023
Foreign private corporate securities	920,062	5,361	33,706	0	891,717
Asset-backed securities(1)	1,057,995	5,120	757	0	1,062,358
Commercial mortgage-backed securities	692,232	22,149	8,061	0	706,320
Residential mortgage-backed securities(2)	71,629	2,603	75	0	74,157
Total fixed maturities, available-for-sale	$ 8,556,236	$ 301,061	$ 85,245	$ 1,086	$ 8,770,966

(1) Includes credit-tranched securities collateralized by loan obligations, auto loans, education, equipment leases, home equity loans and other asset types.
(2) Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

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	December 31, 2020				
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
			(in thousands)		
Fixed maturities, available-for-sale:					
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 7,283,403	$ 1,631,715	$ 12,686	$ 0	$ 8,902,432
Obligations of U.S. states and their political subdivisions	258,135	19,512	156	0	277,491
Foreign government bonds	153,009	24,378	4	0	177,383
U.S. public corporate securities	3,112,420	339,348	1,361	0	3,450,407
U.S. private corporate securities	1,736,035	155,943	4,706	209	1,887,063
Foreign public corporate securities	513,204	29,029	408	0	541,825
Foreign private corporate securities	1,338,936	158,227	2,851	477	1,493,835
Asset-backed securities(1)	984,318	9,870	1,605	0	992,583
Commercial mortgage-backed securities	728,522	57,522	102	0	785,942
Residential mortgage-backed securities(2)	69,909	5,818	3	0	75,724
Total fixed maturities, available-for-sale	$16,177,891	$ 2,431,362	$ 23,882	$ 686	$18,584,685

(1) Includes credit-tranched securities collateralized by loan obligations, education loans, auto loans, equipment leases and sub-prime mortgages.
(2) Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

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Notes to Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2021					
	Less Than Twelve Months		Twelve Months or More		Total	
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)					
Fixed maturities, available-for-sale:						
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 73,611	$ 1,182	$ 0	$ 0	$ 73,611	$ 1,182
Obligations of U.S. states and their political subdivisions	4,939	15	0	0	4,939	15
Foreign government bonds	12,504	626	7,193	96	19,697	722
U.S. public corporate securities	695,982	11,466	152,722	6,277	848,704	17,743
U.S. private corporate securities	854,602	13,858	0	0	854,602	13,858
Foreign public corporate securities	521,995	7,777	49,812	1,349	571,807	9,126
Foreign private corporate securities	689,156	33,706	0	0	689,156	33,706
Asset-backed securities	498,944	757	0	0	498,944	757
Commercial mortgage-backed securities	156,808	4,597	75,483	3,464	232,291	8,061
Residential mortgage-backed securities	6,163	72	72	3	6,235	75
Total fixed maturities, available-for-sale	$ 3,514,704	$ 74,056	$ 285,282	$ 11,189	$ 3,799,986	$ 85,245

	December 31, 2020					
	Less Than Twelve Months		Twelve Months or More		Total	
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)					
Fixed maturities, available-for-sale:						
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$ 244,507	$ 12,686	$ 0	$ 0	$ 244,507	$ 12,686
Obligations of U.S. states and their political subdivisions	9,440	156	0	0	9,440	156
Foreign government bonds	257	1	87	3	344	4
U.S. public corporate securities	117,755	1,335	2,185	26	119,940	1,361
U.S. private corporate securities	35,411	2,614	16,071	2,092	51,482	4,706
Foreign public corporate securities	69,610	408	0	0	69,610	408
Foreign private corporate securities	11,679	188	50,809	2,663	62,488	2,851
Asset-backed securities	219,535	320	246,535	1,285	466,070	1,605
Commercial mortgage-backed securities	45,617	102	0	0	45,617	102
Residential mortgage-backed securities	0	0	80	3	80	3
Total fixed maturities, available-for-sale	$ 753,811	$ 17,810	$ 315,767	$ 6,072	$ 1,069,578	$ 23,882

77

As of December 31, 2021 and 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $72.9 million and $17.4 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $12.3 million and $6.5 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2021, the $11.2 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the consumer non-cyclical , capital goods and finance sectors. As of December 31, 2020, the $6.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the transportation, consumer non-cyclical and energy sectors and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2021. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening, foreign currency exchange rate movements and the financial condition or near- term prospects of the issuer. As of December 31, 2021, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated: December 31, 2021 Amortized Cost Fair Value (in thousands) Fixed maturities, available-for-sale: Due in one year or less $ 91,838 $ 93,138 Due after one year through five years 1,475,504 1,491,569 Due after five years through ten years 2,639,584 2,630,376 Due after ten years 2,527,454 2,713,048 Asset-backed securities 1,057,995 1,062,358 Commercial mortgage-backed securities 692,232 706,320 Residential mortgage-backed securities 71,629 74,157 Total fixed maturities, available-for-sale $ 8,556,236 $ 8,770,966 Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset- backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 78

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated: Years Ended December 31, 2021 2020 2019 (in thousands) Fixed maturities, available-for-sale: Proceeds from sales(1) $ 8,319,083 $ 670,621 $ 384,592 Proceeds from maturities/prepayments 827,590 311,133 468,004 Gross investment gains from sales and maturities 1,412,621 19,721 3,259 Gross investment losses from sales and maturities (87,854) (22,144) (3,364) OTTI recognized in earnings(2) N/A N/A (3,826) Write-downs recognized in earnings(3) (22,619) (693) N/A (Addition to) release of allowance for credit losses(4) (400) (686) N/A (1) Excludes activity from non-cash related proceeds due to the timing of trade settlements of $253.4 million, $(273.5) million and $0.0 million for the years ended December 31, 2021, 2020 and 2019, respectively. (2) For the year ended December 31, 2019, amount excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment. (3) For the years ended December 31, 2021 and 2020, amounts represent write-downs on securities actively marketed for sale. (4) Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.” Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 79

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Prudential Annuities Life Assurance Corporation

Notes to Financial Statements—(Continued)

The following tables set forth the activity in the allowance for credit losses for fixed maturity securities, as of the dates indicated:

	Year Ended December 31, 2021						
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
				(in thousands)			
Fixed maturities, available-for-sale:							
Balance, beginning of year	$ 0	$ 0	$ 686	$ 0	$ 0	$ 0	$ 686
Additions to allowance for credit losses not previously recorded	0	0	3,244	0	0	0	3,244
Reductions for securities sold during the period	0	0	(2,021)	0	0	0	(2,021)
Addition (reductions) on securities with previous allowance	0	0	(823)	0	0	0	(823)
Balance, end of period	$ 0	$ 0	$ 1,086	$ 0	$ 0	$ 0	$ 1,086

	Year Ended December 31, 2020						
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
				(in thousands)			
Fixed maturities, available-for-sale:							
Balance, beginning of year	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Additions to allowance for credit losses not previously recorded	0	0	1,383	0	0	0	1,383
Reductions for securities sold during the period	0	0	(5)	0	0	0	(5)
Addition (reductions) on securities with previous allowance	0	0	(692)	0	0	0	(692)
Balance, end of period	$ 0	$ 0	$ 686	$ 0	$ 0	$ 0	$ 686

See Note 2 for additional information about the Company's methodology for developing our allowance and credit losses.

For the year ended December 31, 2021, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows in the transportation and utility sectors within private corporate securities.

For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows in the capital goods and utility sectors within private corporate securities.

The Company did not have any fixed maturity securities purchased with credit deterioration, as of both December 31, 2021 and 2020.

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Notes to Financial Statements—(Continued)

Fixed Maturities, Trading

The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within "Other income (loss)," was $(279.3) million, $60.3 million and $38.4 million as of December 31, 2021, 2020 and 2019, respectively.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within "Other income (loss)," was $(10.4) million, $5.1 million and $2.0 million during the years ended December 31, 2021, 2020 and 2019, respectively.

Commercial Mortgage and Other Loans

The following table sets forth the composition of "Commercial mortgage and other loans," as of the dates indicated:

	December 31, 2021		December 31, 2020	
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:				
Apartments/Multi-Family	$ 384,878	25.5 %	$ 369,764	20.9 %
Hospitality	17,247	1.1	16,679	0.9
Industrial	624,033	41.5	590,231	33.3
Office	196,221	13.0	374,107	21.1
Other	134,181	8.9	187,643	10.6
Retail	101,399	6.7	130,154	7.3
Total commercial mortgage loans	1,457,959	96.7	1,668,578	94.1
Agricultural property loans	50,300	3.3	104,574	5.9
Total commercial mortgage and agricultural property loans	1,508,259	100.0 %	1,773,152	100.0 %
Allowance for credit losses	(4,657)		(7,382)	
Total net commercial mortgage and agricultural property loans	$ 1,503,602		$ 1,765,770	

As of December 31, 2021, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (34%), Texas (18%) and New York (7%)) and included loans secured by properties in Europe (6%) and Mexico (1%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
		(in thousands)	
Balance at December 31, 2018	$ 2,861	$ 35	$ 2,896
Addition to (release of) allowance for credit losses	(239)	6	(233)
Balance at December 31, 2019	$ 2,622	$ 41	$ 2,663
Cumulative effect of adoption of ASU 2016-13	3,118	39	3,157
Addition to (release of) allowance for credit losses	1,376	186	1,562
Balance at December 31, 2020	$ 7,116	$ 266	$ 7,382
Addition to (release of) allowance for expected losses	(2,517)	(208)	(2,725)
Balance at December 31, 2021	$ 4,599	$ 58	$ 4,657

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.

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For the year ended December 31, 2021, the net decrease in the allowance for credit losses on commercial mortgage and other loans was primarily related to the improving credit environment.

For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2021						
	Amortized Cost by Origination Year						
	2021	2020	2019	2018	2017	Prior	Total
	(in thousands)						
Commercial Mortgage Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 150,485	$ 0	$ 20,966	$ 7,140	$ 92,932	$ 232,249	$ 503,772
60%-69.99%	389,476	32,920	9,870	10,558	39,001	27,621	509,446
70%-79.99%	316,790	48,138	17,207	0	21,130	21,121	424,386
80% or greater	0	0	0	0	0	20,355	20,355
Total	$ 856,751	$ 81,058	$ 48,043	$ 17,698	$ 153,063	$ 301,346	$ 1,457,959
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$ 856,751	$ 81,058	$ 48,043	$ 7,140	$ 119,807	$ 295,148	$ 1,407,947
1.0 - 1.2x	0	0	0	10,558	0	0	10,558
Less than 1.0x	0	0	0	0	33,256	6,198	39,454
Total	$ 856,751	$ 81,058	$ 48,043	$ 17,698	$ 153,063	$ 301,346	$ 1,457,959
Agricultural Property Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 39,958	$ 840	$ 0	$ 0	$ 2,695	$ 6,807	$ 50,300
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$ 39,958	$ 840	$ 0	$ 0	$ 2,695	$ 6,807	$ 50,300
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$ 39,958	$ 840	$ 0	$ 0	$ 2,695	$ 3,368	$ 46,861
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	3,439	3,439
Total	$ 39,958	$ 840	$ 0	$ 0	$ 2,695	$ 6,807	$ 50,300

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	December 31, 2020						
	Amortized Cost by Origination Year						
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)						
Commercial Mortgage Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 0	$114,636	$ 36,423	$116,130	$175,740	$255,848	$ 698,777
60%-69.99%	174,507	204,112	59,935	90,954	57,569	54,530	641,607
70%-79.99%	81,671	51,333	10,806	80,257	56,169	46,855	327,091
80% or greater	0	0	0	0	0	1,103	1,103
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$256,178	$347,151	$107,164	$287,341	$274,124	$323,060	$1,595,018
1.0 - 1.2x	0	22,930	0	0	3,969	18,420	45,319
Less than 1.0x	0	0	0	0	11,385	16,856	28,241
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Agricultural Property Loans							
Loan-to-Value Ratio:							
0%-59.99%	$ 47,245	$ 13,769	$ 1,255	$ 7,493	$ 1,180	$ 31,370	$ 102,312
60%-69.99%	2,262	0	0	0	0	0	2,262
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$ 49,507	$ 13,769	$ 1,255	$ 7,493	$ 1,180	$ 31,370	$ 104,574
Debt Service Coverage Ratio:							
Greater or Equal to 1.2x	$ 49,507	$ 13,769	$ 1,255	$ 4,277	$ 1,180	$ 27,783	$ 97,771
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	3,216	0	3,587	6,803
Total	$ 49,507	$ 13,769	$ 1,255	$ 7,493	$ 1,180	$ 31,370	$ 104,574

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See Note 2 for additional information about the Company's commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2021					
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)					
Commercial mortgage loans	$ 1,457,959	$ 0	$ 0	$ 0	$ 1,457,959	$ 0
Agricultural property loans	50,300	0	0	0	50,300	0
Total	$ 1,508,259	$ 0	$ 0	$ 0	$ 1,508,259	$ 0

(1) As of December 31, 2021, there were no loans in this category accruing interest.
(2) For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2020					
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)					
Commercial mortgage loans	$ 1,668,578	$ 0	$ 0	$ 0	$ 1,668,578	$ 0
Agricultural property loans	104,574	0	0	0	104,574	0
Total	$ 1,773,152	$ 0	$ 0	$ 0	$ 1,773,152	$ 0

(1) As of December 31, 2020, there were no loans in this category accruing interest.
(2) For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2021 and 2020, there were $167 million and $0 million, respectively, of commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2021 and 2020, there were $1,402 million and $0 million, respectively, of commercial mortgage and other loans sold.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of both December 31, 2021 and 2020.

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Other Invested Assets The following table sets forth the composition of “Other invested assets,” as of the dates indicated: December 31, 2021 2020 (in thousands) LPs/LLCs: Equity method: Private equity $ 18,829 $ 28,955 Hedge funds 0 340,951 Real estate-related 62,173 244,041 Subtotal equity method 81,002 613,947 Fair value: Private equity 4,028 4,220 Hedge funds 166 172 Real estate-related 5,754 6,220 Subtotal fair value 9,948 10,612 Total LPs/LLCs 90,950 624,559 Derivative instruments 3,129 194,251 Total other invested assets $ 94,079 $ 818,810 Accrued Investment Income The following table sets forth the composition of “Accrued investment income,” as of the date indicated: December 31, 2021 2020 (in thousands) Fixed maturities $ 57,757 $ 116,342 Equity securities 0 1 Commercial mortgage and other loans 3,252 4,828 Policy loans 13 11 Short-term investments and cash equivalents 95 158 Other(1) 0 264 Total accrued investment income $ 61,117 $ 121,604 (1) Primarily includes affiliated accrued income. There were $0.2 million and $0.0 million of write-downs on accrued investment income for the years ended December 31, 2021 and 2020, respectively. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 85

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Notes to Financial Statements—(Continued)

Net Investment Income

The following table sets forth "Net investment income" by investment type, for the periods indicated:

	Years Ended December 31,		
	2021	2020	2019
	(in thousands)		
Fixed maturities, available-for-sale	$ 353,955	$ 440,271	$ 389,165
Fixed maturities, trading	28,920	14,420	10,080
Equity securities	5,499	1,397	568
Commercial mortgage and other loans	64,997	56,483	51,628
Policy loans	632	724	630
Other invested assets	62,137	43,244	34,422
Short-term investments and cash equivalents	1,237	49,929	85,084
Gross investment income	517,377	606,468	571,577
Less: investment expenses	(26,984)	(27,207)	(20,029)
Net investment income	$ 490,393	$ 579,261	$ 551,548

The carrying value of non-income producing assets included $2.6 million in available-for-sale maturities as of December 31, 2021. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2021.

Realized Investment Gains (Losses), Net

The following table sets forth "Realized investment gains (losses), net" by investment type, for the periods indicated:

	Years Ended December 31,		
	2021	2020	2019
	(in thousands)		
Fixed maturities(1)	$ 1,301,748	$ (3,802)	$ (3,931)
Commercial mortgage and other loans	52,527	(2,242)	(753)
Derivatives(2)	6,124,265	(5,261,943)	(2,677,559)
Other invested assets	10,199	4,619	164
Short-term investments and cash equivalents	68	2,428	759
Realized investment gains (losses), net	$ 7,488,807	$ (5,260,940)	$ (2,681,320)

(1) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2) Includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information.

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Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)		
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$ N/A	$ 14,309
Fixed maturity securities, available-for-sale — all other(1)	N/A	N/A	722,310
Fixed maturity securities, available-for-sale with an allowance	3	2	N/A
Fixed maturity securities, available-for-sale without an allowance	215,813	2,407,478	N/A
Derivatives designated as cash flow hedges(2)	24,543	(43,000)	(287)
Affiliated notes	0	4,629	598
Other investments	0	0	0
Net unrealized gains (losses) on investments	$ 240,359	$ 2,369,109	$ 736,930

(1) Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available for sale are no longer required to be disclosed "with OTTI" and "all other".
(2) For more information on cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2021 and 2020, the Company had no repurchase agreements or securities lending transactions.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of both December 31, 2021 and 2020, the Company had no securities pledged or liabilities supported by the pledged collateral.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2021 and 2020, there was $0 million and $150 million, respectively, of such collateral.

As of December 31, 2021 and 2020, there were available-for-sale fixed maturities of $12.3 million and $10.0 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

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In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange. Equity Contracts Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling. Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange. Foreign Exchange Contracts Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar- denominated earnings are expected to be generated. Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. Credit Contracts The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index's referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. Embedded Derivatives The Company offers certain products (for example, variable annuities and indexed annuities) which may include features that are accounted for as embedded derivatives. Effective April 1, 2016, the Company, through a reinsurance arrangement, assumed variable annuities living benefit guarantees from Pruco Life, excluding PLNJ business. This reinsurance arrangement was recaptured by Pruco Life on July 1, 2021. See Note 1 for additional information on the change to the reinsurance agreements. Additionally, the Company reinsured the majority of its New York business to an affiliate, Prudential Insurance, as a result of surrendering its New York license, effective December 31, 2015. See Note 1 and Note 10 for additional information on these reinsurance agreements. Effective December 1, 2021, the Company entered into a reinsurance arrangement with Pruco Life, which includes features that are accounted for as embedded derivatives. See Note 1 for additional information on the reinsurance arrangement. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 88

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These embedded derivatives and certain elements of the associated reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

Primary Underlying Risk/ Instrument Type	December 31, 2021 Gross Notional	December 31, 2021 Fair Value Assets	December 31, 2021 Fair Value Liabilities	December 31, 2020 Gross Notional	December 31, 2020 Fair Value Assets	December 31, 2020 Fair Value Liabilities
			(in thousands)			
Derivatives Designated as Hedge Accounting Instruments:						
Currency/Interest Rate						
Foreign Currency Swaps	$ 637,001	$ 29,028	$ (1,372)	$ 1,376,290	$ 23,167	$ (82,625)
Total Derivatives Designated as Hedge Accounting Instruments	$ 637,001	$ 29,028	$ (1,372)	$ 1,376,290	$ 23,167	$ (82,625)
Derivatives Not Qualifying as Hedge Accounting Instruments:						
Interest Rate						
Interest Rate Futures	$ 55,000	$ 34	$ 0	$ 4,597,200	$ 2,755	$ (1,621)
Interest Rate Swaps	10,520,230	338,731	(255,434)	131,129,200	12,448,036	(9,540,941)
Interest Rate Options	0	0	0	10,198,000	608,538	(178,563)
Interest Rate Forwards	0	0	0	75,000	464	0
Foreign Currency						
Foreign Currency Forwards	50,346	370	(536)	34,988	4	(557)
Currency/Interest Rate						
Foreign Currency Swaps	208,153	9,711	(826)	228,117	7,939	(8,440)
Credit						
Credit Default Swaps	1,745,550	48,147	0	1,574,173	38,875	(52)
Equity						
Equity Futures	855,432	892	(1,016)	5,558,882	9,424	(24,688)
Total Return Swaps	4,802,777	87,832	(80,808)	22,121,729	62,362	(1,162,907)
Equity Options	20,581,951	963,164	(1,028,221)	23,856,379	1,617,672	(952,452)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$ 38,819,439	$ 1,448,881	$ (1,366,841)	$199,373,668	$ 14,796,069	$(11,870,221)
Total Derivatives(1)(2)	$ 39,456,440	$ 1,477,909	$ (1,368,213)	$200,749,958	$ 14,819,236	$(11,952,846)

(1) Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $4,060 million and $17,314 million as of December 31, 2021 and 2020, respectively included in "Future policy benefits" and $2,041 million and $580 million as of December 31, 2021 and 2020, respectively included in "Policyholders' account balances". Other assets included $400 million and $54 million as of December 31, 2021 and 2020, respectively. Other liabilities included $0 million and $35 million as of December 31, 2021 and 2020, respectively. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $1,881 million and $471 million as of December 31, 2021 and 2020, respectively.

(2) Recorded in "Other invested assets", "Other liabilities", and "Payables to parent and affiliates" on the Statements of Financial Position.

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Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreement that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2021				
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
			(in thousands)		
Offsetting of Financial Assets:					
Derivatives	$ 1,477,909	$ (1,474,780)	$ 3,129	$ 0	$ 3,129
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$ 1,477,909	$ (1,474,780)	$ 3,129	$ 0	$ 3,129
Offsetting of Financial Liabilities:					
Derivatives	$ 1,368,213	$ (1,153,610)	$ 214,603	$ (214,603)	$ 0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$ 1,368,213	$ (1,153,610)	$ 214,603	$ (214,603)	$ 0

	December 31, 2020				
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
			(in thousands)		
Offsetting of Financial Assets:					
Derivatives	$ 14,819,236	$(14,624,985)	$ 194,251	$ 0	$ 194,251
Securities purchased under agreements to resell	150,000	0	150,000	(150,000)	0
Total Assets	$ 14,969,236	$(14,624,985)	$ 344,251	$ (150,000)	$ 194,251
Offsetting of Financial Liabilities:					
Derivatives	$ 11,952,846	$(11,936,059)	$ 16,787	$ (16,787)	$ 0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$ 11,952,846	$(11,936,059)	$ 16,787	$ (16,787)	$ 0

(1) Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.

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The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2021			
	Realized Investment Gains (Losses)	Net Investment Income	Other Income (loss)	Change in AOCI
	(in thousands)			
Derivatives Designated as Hedge Accounting Instruments:				
Cash flow hedges				
Currency/Interest Rate	$ 7,379	$ 12,642	$ 14,450	$ 67,543
Total cash flow hedges	7,379	12,642	14,450	67,543
Derivatives Not Qualifying as Hedge Accounting Instruments:				
Interest Rate	(1,749,497)	0	0	0
Currency	1,577	0	0	0
Currency/Interest Rate	12,003	0	(21)	0
Credit	17,186	0	0	0
Equity	(1,464,947)	0	0	0
Embedded Derivatives(1)	9,300,564	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	6,116,886	0	(21)	0
Total	$ 6,124,265	$ 12,642	$ 14,429	$ 67,543

	Year Ended December 31, 2020			
	Realized Investment Gains (Losses)	Net Investment Income	Other Income (loss)	Change in AOCI
	(in thousands)			
Derivatives Designated as Hedge Accounting Instruments:				
Cash flow hedges				
Currency/Interest Rate	$ 1,882	$ 17,871	$ (24,519)	$ (42,713)
Total cash flow hedges	1,882	17,871	(24,519)	(42,713)
Derivatives Not Qualifying as Hedge Accounting Instruments:				
Interest Rate	4,452,097	0	0	0
Currency	(809)	0	0	0
Currency/Interest Rate	(14,604)	0	(141)	0
Credit	(303)	0	0	0
Equity	(5,289,510)	0	0	0
Embedded Derivatives	(4,410,696)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(5,263,825)	0	(141)	0
Total	$ (5,261,943)	$ 17,871	$ (24,660)	$ (42,713)

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Year Ended December 31, 2019 Realized Investment Gains (Losses) Net Investment Income Other Income (loss) Change in AOCI (in thousands) Derivatives Designated as Hedge Accounting Instruments: Cash flow hedges Currency/Interest Rate $ (1,257) $ 12,104 $ (3,793) $ 3,520 Total cash flow hedges (1,257) 12,104 (3,793) 3,520 Derivatives Not Qualifying as Hedge Accounting Instruments: Interest Rate 3,309,573 0 0 0 Currency (153) 0 0 0 Currency/Interest Rate 11,964 0 15 0 Credit 1,775 0 0 0 Equity (3,730,006) 0 0 0 Embedded Derivatives (2,269,455) 0 0 0 Total Derivatives Not Qualifying as Hedge Accounting Instruments (2,676,302) 0 15 0 Total $ (2,677,559) $ 12,104 $ (3,778) $ 3,520 (1) Includes the impact from 2021 Variable Annuities Recapture, see Note 1 for further details. Presented below is a rollforward of current period cash flow hedges in AOCI before taxes: (in thousands) Balance, December 31, 2018 $ (3,849) Cumulative-effect adjustment from the adoption of ASU 2017-12 42 Amount recorded in AOCI Currency/Interest Rate 10,574 Total amount recorded in AOCI 10,574 Amount reclassified from AOCI to income Currency/Interest Rate (7,054) Total amount reclassified from AOCI to income (7,054) Balance, December 31, 2019 $ (287) Amount recorded in AOCI Currency/Interest Rate (47,479) Total amount recorded in AOCI (47,479) Amount reclassified from AOCI to income Currency/Interest Rate 4,766 Total amount reclassified from AOCI to income 4,766 Balance, December 31, 2020 $ (43,000) Amount recorded in AOCI Currency/Interest Rate 102,014 Total amount recorded in AOCI 102,014 Amount reclassified from AOCI to income Currency/Interest Rate (34,471) Total amount reclassified from AOCI to income (34,471) Balance, December 31, 2021 $ 24,543 Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 92

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2021 values, it is estimated that a pre-tax gain of $6 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2022. The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. Credit Derivatives Credit derivatives, where the Company has written credit protection on certain index references, had outstanding notional amounts of $1,746 million and $1,568 million as of December 31, 2021 and December 31, 2020, respectively. These credit derivatives are reported at fair value as an asset of $48 million and $39 million as of December 31, 2021 and December 31, 2020, respectively. As of December 31, 2021, the notional amount of these credit derivatives had the following NAIC rating: $1,671 million in NAIC 3 and $75 million in NAIC 6. The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $6 million reported as of December 31, 2021 and 2020, respectively with a fair value of $0 million for both periods. Counterparty Credit Risk The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding, LLC (“PGF”), related to its over-the-counter ("OTC") derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review. Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. 5. FAIR VALUE OF ASSETS AND LIABILITIES Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows: Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include short-term investments, certain cash equivalents, equity securities and derivative contracts that trade on an active exchange market. Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents and certain OTC derivatives. Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 93

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Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2021				
	Level 1	Level 2	Level 3	Netting(1)	Total
			(in thousands)		
Fixed maturities, available-for-sale:					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ 0	$ 726,825	$ 0	$	$ 726,825
Obligations of U.S. states and their political subdivisions	0	295,660	0		295,660
Foreign government bonds	0	114,366	0		114,366
U.S. corporate public securities	0	2,459,968	0		2,459,968
U.S. corporate private securities	0	1,555,501	89,071		1,644,572
Foreign corporate public securities	0	794,821	202		795,023
Foreign corporate private securities	0	790,915	100,802		891,717
Asset-backed securities(2)	0	1,038,978	23,380		1,062,358
Commercial mortgage-backed securities	0	673,894	32,426		706,320
Residential mortgage-backed securities	0	54,152	20,005		74,157
Subtotal	0	8,505,080	265,886		8,770,966
Fixed maturities, trading	0	27,237	0		27,237
Equity securities	321,366	0	515		321,881
Short-term investments	518,912	262,960	12,554		794,426
Cash equivalents	371,971	1,359,279	7,776		1,739,026
Other invested assets(3)	926	1,476,983	0	(1,474,780)	3,129
Other assets	0	0	400,441		400,441
Reinsurance recoverables	0	0	1,881,030		1,881,030
Receivables from parent and affiliates	0	0	0		0
Subtotal excluding separate account assets	1,213,175	11,631,539	2,568,202	(1,474,780)	13,938,136
Separate account assets(4)	0	32,266,921	0		32,266,921
Total assets	$ 1,213,175	$ 43,898,460	$ 2,568,202	$ (1,474,780)	$ 46,205,057
Future policy benefits(5)	$ 0	$ 0	$ 4,060,214	$	$ 4,060,214
Policyholders' account balances	0	0	2,040,532		2,040,532
Payables to parent and affiliates	0	1,366,789	0	(1,152,421)	214,368
Other liabilities	1,424	0	0	(1,189)	235
Total liabilities	$ 1,424	$ 1,366,789	$ 6,100,746	$ (1,153,610)	$ 6,315,349

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2020				
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)				
Fixed maturities, available-for-sale:					
U.S Treasury securities and obligations of U.S. government authorities and agencies	$ 0	$ 8,887,432	$ 15,000	$	$ 8,902,432
Obligations of U.S. states and their political subdivisions	0	277,491	0		277,491
Foreign government bonds	0	177,383	0		177,383
U.S. corporate public securities	0	3,450,407	0		3,450,407
U.S. corporate private securities	0	1,804,855	82,208		1,887,063
Foreign corporate public securities	0	541,644	181		541,825
Foreign corporate private securities	0	1,427,537	66,298		1,493,835
Asset-backed securities(2)	0	974,041	18,542		992,583
Commercial mortgage-backed securities	0	785,942	0		785,942
Residential mortgage-backed securities	0	75,724	0		75,724
Subtotal	0	18,402,456	182,229		18,584,685
Fixed maturities, trading	0	1,109,097	5,045		1,114,142
Equity securities	234,452	39,477	4,153		278,082
Short-term investments	0	143,161	10,000		153,161
Cash equivalents	0	533,133	0		533,133
Other invested assets(3)	39,906	14,779,330	0	(14,624,985)	194,251
Other assets	0	0	53,980		53,980
Reinsurance recoverables	0	62,232	409,013		471,245
Receivables from parent and affiliates	0	56,026	0		56,026
Subtotal excluding separate account assets	274,358	35,124,912	664,420	(14,624,985)	21,438,705
Separate account assets(4)	0	32,205,296	0		32,205,296
Total assets	$ 274,358	$ 67,330,208	$ 664,420	$ (14,624,985)	$ 53,644,001
Future policy benefits(5)	$ 0	$ 0	$ 17,314,004	$	$ 17,314,004
Policyholders' account balances	0	0	580,184		580,184
Payables to parent and affiliates	0	11,926,536	0	(11,926,536)	0
Other liabilities	26,309	33,416	0	(9,523)	50,202
Total liabilities	$ 26,309	$ 11,959,952	$ 17,894,188	$ (11,936,059)	$ 17,944,390

(1) "Netting" amounts represent cash collateral of $321 million and $2,689 million as of December 31, 2021 and 2020, respectively.
(2) Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3) Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2021 and 2020, the fair values of such investments were $9.9 million and $10.6 million, respectively.
(4) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in Statements of Financial Position.
(5) As of December 31, 2021, the net embedded derivative liability position of $4,060 million includes $62 million of embedded derivatives in an asset position and $4,122 million of embedded derivatives in a liability position. As of December 31, 2020, the net embedded derivative liability position of $17,314 million includes $455 million of embedded derivatives in an asset position and $17,769 million of embedded derivatives in a liability position.

95

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2. Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. As of December 31, 2021 and 2020, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy. The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing. The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. Derivative Instruments – Derivatives are recorded at fair value either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 96

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black- Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors. The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy. Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2. Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”. Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers. Other assets – Other assets consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”. Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts as well as variable indexed annuities. Living benefit guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Reinsurance payables” when fair value is in an asset or liability position, respectively, whereas the variable indexed annuities are presented on a net basis. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee. Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy. Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 97

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period. Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market- perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs. As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy. Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 98

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2021						
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)						
Assets:							
Corporate securities(2)	$ 163,312	Discounted cash flow	Discount rate	2.34 %	10.17 %	2.82 %	Decrease
		Market Comparables	EBITDA multiples(3)	6.5 X	12.4 X	8.8 X	Increase
		Liquidation	Liquidation value	62.58 %	62.58 %	62.58 %	
Other assets	$ 400,441	Fair values are determined using the same unobservable inputs as policyholders' account balances.					
Reinsurance recoverables	$ 1,881,030	Fair values are determined using the same unobservable inputs as future policy benefits and policyholders' account balances.					
Liabilities:							
Future policy benefits(5)	$ 4,060,214	Discounted cash flow	Lapse rate(7)	1 %	20 %		Decrease
			Spread over LIBOR(8)	0.03 %	1.13 %		Decrease
			Utilization rate(9)	39 %	96 %		Increase
			Withdrawal rate	See table footnote (10) below.			
			Mortality rate(11)	0 %	15 %		Decrease
			Equity volatility curve	16 %	25 %		Increase
Policyholders' account balances(6)	$ 2,040,532	Discounted cash flow	Lapse rate(7)	1 %	42 %		Decrease
			Spread over LIBOR(8)	0.03 %	1.13 %		Decrease
			Equity volatility curve	6 %	31 %		Increase

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2020						
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)						
Assets:							
Corporate securities(2)	$ 59,960	Discounted cash flow	Discount rate	0.99 %	20 %	6.53 %	Decrease
Other assets(4)	$ 53,980	Fair values are determined using the same unobservable inputs as policyholders' account balances.					
Reinsurance recoverables	$ 409,013	Fair values are determined using the same unobservable inputs as future policy benefits.					
Liabilities:							
Future policy benefits(5)	$ 17,314,004	Discounted cash flow	Lapse rate(7)	1 %	20 %		Decrease
			Spread over LIBOR(8)	0.06 %	1.17 %		Decrease
			Utilization rate(9)	39 %	96 %		Increase
			Withdrawal rate	See table footnote (10) below.			
			Mortality rate(11)	0 %	15 %		Decrease
			Equity volatility curve	18 %	26 %		Increase
Policyholders' account balances(6)	$ 580,184	Discounted cash flow	Lapse rate(7)	1 %	40 %		Decrease
			Spread over LIBOR(8)	0.06 %	1.17 %		Decrease
			Equity volatility curve(12)	6 %	42 %		Increase

(1) Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2) Includes assets classified as fixed maturities, available-for-sale and fixed maturities trading.
(3) Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4) Prior period amounts have been updated to conform to current period presentation.
(5) Future policy benefits primarily represent general account liabilities for the living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6) Policyholders' account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company's annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(7) Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(8) The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(9) The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(10) The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2021 and 2020, the minimum withdrawal rate assumption is 76% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

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(11) The range reflects the mortality rates for the vast majority of business with living benefits, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table. (12) Prior period amount has been updated. Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows: Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value. Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent that more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money. Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 101

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021										
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)										
Fixed maturities, available-for-sale:											
U.S. Government	$ 15,000	$ 0	$ 0	$(15,000)	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Corporate Securities(4)	148,687	(3,950)	260,326	(10,700)	0	(54,714)	(157,895)	16,556	(8,235)	190,075	(5,423)
Structured Securities(5)	18,542	587	261,148	0	0	(7,913)	(32,859)	31,006	(194,700)	75,811	932
Other assets:											
Fixed maturities, trading	5,045	305	1,750	0	0	0	0	0	(7,100)	0	311
Equity securities	4,153	236	0	0	0	0	(3,874)	0	0	515	719
Short-term investments	10,000	92	35,219	0	0	(31,996)	(1,566)	805	0	12,554	(34)
Cash equivalents	0	(13)	7,914	0	0	0	(125)	0	0	7,776	(13)
Other assets	53,980	(38,496)	14,955	0	0	(12,910)	382,912	0	0	400,441	11,934
Reinsurance recoverables	409,013	(153,028)	17,027	0	244,559	0	1,363,459	0	0	1,881,030	(135,967)
Liabilities:											
Future policy benefits	(17,314,004)	13,934,196	0	0	(680,406)	0	0	0	0	(4,060,214)	1,425,362
Policyholders' account balances(6)	(580,184)	(1,074,655)	0	0	(385,693)	0	0	0	0	(2,040,532)	39,203

	Year Ended December 31, 2021						
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)		
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (losses)
	(in thousands)						
Fixed maturities, available-for-sale	$ (4,530)	$ 0	$ 1,156	$ 11	$ (5,796)	$ 0	$ 1,305
Other assets:							
Fixed maturities, trading	0	311	0	(6)	0	311	0
Equity securities	0	236	0	0	0	719	0
Short-term investments	93	0	0	(1)	(34)	0	0
Cash equivalents	(13)	0	0	0	(13)	0	0
Other assets	(38,496)	0	0	0	11,934	0	0
Reinsurance recoverables	(153,028)	0	0	0	(135,967)	0	0
Liabilities:							
Future policy benefits	13,934,196	0	0	0	1,425,362	0	0
Policyholders' account balances	(1,074,655)	0	0	0	39,203	0	0

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2020										
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)										
Fixed maturities, available-for-sale:											
U.S. Government	$ 10,547	$ 0	$ 4,453	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 15,000	$ 0
Corporate Securities(4)	104,267	(1,238)	43,130	(8,965)	0	(24,297)	0	36,829	(1,039)	148,687	(7,089)
Structured Securities(5)	18,825	(215)	8,044	0	0	(2,788)	0	312	(5,636)	18,542	(228)
Other assets:											
Fixed maturities, trading	4,464	581	0	0	0	0	0	0	0	5,045	602
Equity securities	5,247	306	0	(1,400)	0	0	0	0	0	4,153	1,147
Short-term investments	0	0	10,000	0	0	0	0	0	0	10,000	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	8,059	13,972	33,333	0	0	(1,384)	0	0	0	53,980	12,589
Reinsurance recoverables	302,814	89,065	17,134	0	0	0	0	0	0	409,013	96,663
Liabilities:											
Future policy benefits	(11,822,998)	(4,339,782)	0	0	(1,151,224)	0	0	0	0	(17,314,004)	(4,710,743)
Policyholders' account balances(6)	(196,892)	(201,526)	0	0	(181,766)	0	0	0	0	(580,184)	(168,060)

	Year Ended December 31, 2020						
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)		
	Realized investment gains (losses), net(1)	Other income (loss)(7)	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income (loss)(7)	Included in other comprehensive income (losses)
	(in thousands)						
Fixed maturities, available-for-sale	$ (29)	$ 0	$ (1,572)	$ 148	$ (686)	$ 0	$ (6,631)
Other assets:							
Fixed maturities, trading	0	602	0	(21)	0	602	0
Equity securities	0	306	0	0	0	1,147	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Other assets	13,972	0	0	0	12,589	0	0
Reinsurance recoverables	89,065	0	0	0	96,663	0	0
Liabilities:							
Future policy benefits	(4,339,782)	0	0	0	(4,710,743)	0	0
Policyholders' account balances	(201,526)	0	0	0	(168,060)	0	0

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Notes to Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2019, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2019.

	Year Ended December 31, 2019					
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)	
	Realized investment gains (losses), net(1)	Other income (loss)(7)	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Other income (loss)(7)
	(in thousands)					
Fixed maturities, available-for-sale	$ (3,562)	$ 0	$ 2,690	$ 251	$ (3,799)	$ 0
Other assets:						
Fixed maturities, trading	0	(543)	0	(14)	0	(543)
Equity securities	0	471	0	0	0	482
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Other assets	441	0	0	0	441	0
Reinsurance recoverables	70,063	0	0	0	57,652	0
Liabilities:						
Future policy benefits	(2,409,958)	0	0	0	(2,710,167)	0
Policyholders' account balances	(32,247)	0	0	0	(22,699)	0

(1) Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investments gains (losses), net related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement.
(2) For current year "Other" represents noncash transfers related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement. Refer to Note 1 for additional information. Prior year includes reclassifications of certain assets and liabilities between reporting categories.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4) Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5) Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6) Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7) Retitled to "Other income (loss)" to conform to current period presentation.

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Notes to Financial Statements—(Continued)

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2021				
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)				
Assets:					
Commercial mortgage and other loans	$ 0	$ 0	$ 1,516,375	$ 1,516,375	$ 1,503,602
Policy loans	0	0	11,554	11,554	11,554
Short-term investments	81,000	0	0	81,000	81,000
Cash and cash equivalents	276,859	0	0	276,859	276,859
Accrued investment income	0	61,117	0	61,117	61,117
Reinsurance recoverables	0	0	8,958	8,958	8,153
Receivables from parent and affiliates	0	5,240	0	5,240	5,240
Other assets	0	4,170	2,275,214	2,279,384	2,279,384
Total assets	$ 357,859	$ 70,527	$ 3,812,101	$ 4,240,487	$ 4,226,909
Liabilities:					
Policyholders' account balances - investment contracts	$ 0	$ 0	$ 2,390,978	$ 2,390,978	$ 2,380,766
Short-term debt	0	0	0	0	0
Long-term debt	0	0	0	0	0
Reinsurance Payables	0	0	0	0	0
Payables to parent and affiliates	0	35,581	0	35,581	35,581
Other liabilities	0	104,979	0	104,979	104,979
Separate account liabilities - investment contracts	0	5	0	5	5
Total liabilities	$ 0	$ 140,565	$ 2,390,978	$ 2,531,543	$ 2,521,331

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Notes to Financial Statements—(Continued)

	December 31, 2020				
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)				
Assets:					
Commercial mortgage and other loans	$ 0	$ 0	$ 1,836,633	$ 1,836,633	$ 1,765,770
Policy loans	0	0	11,806	11,806	11,806
Short-term investments	165,000	0	0	165,000	165,000
Cash and cash equivalents	386,078	150,000	0	536,078	536,078
Accrued investment income	0	121,604	0	121,604	121,604
Reinsurance recoverables	0	0	51,225	51,225	50,484
Receivables from parent and affiliates	0	31,594	0	31,594	31,594
Other assets	0	278,355	394,069	672,424	672,424
Total assets	$ 551,078	$ 581,553	$ 2,293,733	$ 3,426,364	$ 3,354,760
Liabilities:					
Policyholders' account balances - investment contracts	$ 0	$ 0	$ 2,426,471	$ 2,426,471	$ 2,406,100
Short-term debt	0	121,205	0	121,205	119,671
Long-term debt	0	332,451	0	332,451	299,747
Reinsurance payables	0	0	44,446	44,446	44,446
Payables to parent and affiliates	0	47,345	0	47,345	47,345
Other liabilities	0	757,968	0	757,968	757,968
Separate account liabilities - investment contracts	0	30	0	30	30
Total liabilities	$ 0	$ 1,258,999	$ 2,470,917	$ 3,729,916	$ 3,675,307

(1) Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

Policy loans carrying value approximates fair value.

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Receivables from Parent and Affiliates

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost; cash and cash equivalent instruments; and accrued investment income.

Other Assets

Other assets for the current year consists primarily of deposit assets related to the reinsurance agreement with Pruco Life. For the prior year, other assets consisted primarily of deposit assets related to the reinsurance agreement with a third-party reinsurer. Both reinsurance agreements are using deposit accounting under U.S. GAAP. Also included are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.

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Notes to Financial Statements—(Continued)

Reinsurance Recoverables and Reinsurance Payables

Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 10 for additional information about the Company's reinsurance arrangements.

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities primarily consists of unsettled trades, drafts and escrow deposits. For the prior year other liabilities includes the funds withheld liability for assets retained under the reinsurance agreement with a third-party reinsurer that corresponds to the deposit assets above in "Other Assets". Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities - Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2021	2020	2019
		(in thousands)	
Balance, beginning of year	$4,237,780	$4,455,683	$4,447,505
Capitalization of commissions, sales and issue expenses	200,434	339,151	412,627
Amortization-Impact of assumption and experience unlocking and true-ups	3,892	169,731	245,276
Amortization-All other	(383,580)	(573,745)	(518,129)
Change due to unrealized investment gains and losses	347,071	(154,488)	(131,596)
Other(1)(2)	(3,838,406)	1,448	0
Balance, end of year	$ 567,191	$4,237,780	$4,455,683

(1) 2021 includes the impact of the 2021 Variable Annuities Recapture as well as the ceding of DAC upon the Affiliated Reinsurance Agreement with Pruco Life. See Note 1 and Note 10 for additional information.
(2) 2020 represents the impact of the January 1, 2020 adoption of ASU 2016-13.

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Notes to Financial Statements—(Continued)

7. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2021	2020	2019
		(in thousands)	
Balance, beginning of year	$ 27,247	$ 30,025	$ 33,222
Amortization-Impact of assumption and experience unlocking and true-ups	4,464	2,006	2,093
Amortization-All other	(6,321)	(5,754)	(6,376)
Interest	1,548	1,551	1,778
Change due to unrealized investment gains and losses	630	(581)	(692)
Balance, end of year	$ 27,568	$ 27,247	$ 30,025

The following table provides estimated future amortization, net of interest, for the periods indicated:

	2022	2023	2024	2025	2026
			(in thousands)		
Estimated future VOBA amortization	$4,674	$3,959	$3,348	$2,821	$2,382

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)	
Life insurance – domestic	$ 643	$ 71
Individual annuities and supplementary contracts(1)	431,421	1,223,557
Other contract liabilities(1)	4,072,943	17,337,263
Total future policy benefits	$ 4,505,007	$ 18,560,891

(1) 2020 amounts include assumed reinsurance business from Pruco Life.

Future policy benefits for domestic life insurance policies reflect in course of settlement amounts. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and guaranteed minimum death benefits. Other contract liabilities include liabilities for variable annuity living benefit guarantees and certain other reserves for annuities and individual life products.

Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 8.3%; less than 1% of the reserves based on an interest rate in excess of 8%.

The Company's liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The interest rates used in the determination of the present values range from 0.6% to 2.9%. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 9 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

Premium deficiency reserves included in "Future policy benefits" are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the individual annuity business, which consists of single premium immediate annuities with life contingencies.

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Notes to Financial Statements—(Continued)

Policyholders' Account Balances

Policyholders' account balances at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)	
Interest-sensitive life contracts	$ 13,810	$ 13,842
Individual annuities(1)	11,364,418	8,760,543
Guaranteed interest accounts	371,423	407,074
Total policyholders' account balances	$ 11,749,651	$ 9,181,459

(1) 2020 amounts include assumed reinsurance business from Pruco Life.

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 3.5% to 6.0%. Interest crediting rates for individual annuities range from 0.0% to 6.5%. Interest crediting rates for guaranteed interest accounts range from 0.0% to 5.8%.

9. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return ('minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred and fixed index annuity contracts that have a guaranteed credited rate, annuity benefit and withdrawal benefit. The Company also issues indexed variable annuity contracts for which the return, when the account value is allocated to the index strategies, is tied to the return of specific indices subject to applicable contractual minimums and maximums and also varying levels of downside protection. The contract also guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits" or "Realized investment gains (losses), net".

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

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Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2021 and 2020, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2021		December 31, 2020	
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)
Annuity Contracts	(in thousands)			
Return of net deposits				
Account value	$ 27,658,399	N/A	$ 122,530,558	N/A
Net amount at risk	$ 166,873	N/A	$ 203,506	N/A
Average attained age of contractholders	71 years	N/A	69 years	N/A
Minimum return or contract value				
Account value	$ 5,276,732	27,948,768	$ 23,359,093	$ 131,888,370
Net amount at risk	$ 661,909	1,553,595	$ 2,020,533	$ 3,702,796
Average attained age of contractholders	72 years	72 years	71 years	70 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1) Includes income and withdrawal benefits.
(2) Amounts include assumed reinsurance business.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2021	December 31, 2020(1)
	(in thousands)	
Equity funds	$ 20,796,440	$ 83,132,748
Bond funds	9,651,046	55,850,849
Money market funds	1,330,490	2,417,037
Total	$ 31,777,976	$ 141,400,634

(1) Amounts include assumed reinsurance business.

In addition to the amounts invested in separate account investment options above, $1.2 billion at December 31, 2021 and $4.5 billion at December 31, 2020 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2021, 2020 and 2019, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

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Notes to Financial Statements—(Continued)

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within "Future policy benefits." Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in "Realized investment gains (losses), net." See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
		(in thousands)		
Variable Annuity				
Balance at December 31, 2018	$ 638,403	$ 8,332,474	$ 22,060	$ 8,992,937
Incurred guarantee benefits(1)(2)	68,142	3,490,524	3,539	3,562,205
Paid guarantee benefits(2)	(51,418)	0	(3,477)	(54,895)
Change in unrealized investment gains and losses(2)	26,377	0	274	26,651
Balance at December 31, 2019	681,504	11,822,998	22,396	12,526,898
Incurred guarantee benefits(1)(2)	139,032	5,491,006	7,075	5,637,113
Paid guarantee benefits(2)	(68,693)	0	(4,445)	(73,138)
Change in unrealized investment gains and losses(2)	36,612	0	374	36,986
Balance at December 31, 2020	788,455	17,314,004	25,400	18,127,859
Incurred guarantee benefits(1)(2)	(4,690)	(4,923,835)	(4,330)	(4,932,855)
Paid guarantee benefits(2)	(42,808)	0	0	(42,808)
Change in unrealized investment gains and losses(2)	(37,925)	0	(357)	(38,282)
Other(3)	(486,734)	(8,329,954)	(15,840)	(8,832,528)
Balance at December 31, 2021	$ 216,298	$ 4,060,215	$ 4,873	$ 4,281,386

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.
(2) Amounts include assumed reinsurance business.
(3) Amounts represent the 2021 Variable Annuities Recapture. See Note 1 for additional information.

The GMDB and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods' assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

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The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. Sales Inducements The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements”. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows: Sales Inducements (in thousands) Balance at December 31, 2018 $ 889,598 Capitalization 797 Amortization - Impact of assumption and experience unlocking and true-ups 100,222 Amortization - All other (146,620) Change in unrealized investment gains and losses (31,273) Balance at December 31, 2019 812,724 Capitalization 1,084 Amortization - Impact of assumption and experience unlocking and true-ups 103,057 Amortization - All other (150,083) Change in unrealized investment gains and losses (52,184) Balance at December 31, 2020 714,598 Capitalization 875 Amortization - Impact of assumption and experience unlocking and true-ups 14,777 Amortization - All other (111,312) Change in unrealized investment gains and losses 64,423 Other(1) (388,264) Balance at December 31, 2021 $ 295,097 (1) Represents the impact of the 2021 Variable Annuities recapture. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 112

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Notes to Financial Statements—(Continued)

10. REINSURANCE

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its living benefit guarantees and variable annuity base contracts. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to affiliates. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance. This reinsurance covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company.

Effective December 1, 2021, the Company entered into a reinsurance agreement with Pruco Life under which the Company reinsured all of its variable indexed annuities. The reinsurance of the variable indexed annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Pruco Life. As a result of the agreement, Reinsurance payables includes the assumed modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.

Effective July 1, 2021, Pruco Life recaptured the risks related to its business, as discussed above, that had previously been reinsured to the Company from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in the Company, were transferred to Pruco Life. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within Pruco Life. See Note 1 for the additional information.

Effective December 31, 2015, the Company surrendered its New York license and reinsured the majority of its New York business, both the living benefit guarantees and base contracts, to Prudential Insurance. See Note 1 for additional information. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through "Realized investment gains (losses), net". See Note 4 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Statements of Financial Position as of December 31, were as follows:

	2021	2020
	(in thousands)	
Reinsurance recoverables	$ 8,108,267	$ 694,040
Deferred policy acquisition costs	(530,095)	3,414,620
Deferred sales inducements	(26,080)	374,631
Value of business acquired	(2,047)	(2,124)
Other assets	53,622	61,471
Policyholders' account balances	0	3,273,863
Future policy benefits	0	12,610,942
Reinsurance payables(1)	7,182,652	178,860
Other liabilities	824,387	262,462

(1) Includes $0.0 million and $2.3 million of unaffiliated activity at December 31, 2021 and December 31, 2020, respectively.

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2021	December 31, 2020
	(in thousands)	
Prudential Insurance	$ 371,851	$ 494,611
Pruco Life	7,736,416	198,547
Unaffiliated	0	882
Total reinsurance recoverables	$ 8,108,267	$ 694,040

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2021	2020	2019
		(in thousands)	
Premiums:			
Direct	$ 23,582	$ 26,272	$ 29,022
Assumed	16,093	37,806	31,570
Ceded	(3,102)	(3,493)	(1,042)
Net premiums	36,573	60,585	59,550
Policy charges and fee income:			
Direct	438,869	409,331	477,478
Assumed	819,191	1,564,776	1,638,023
Ceded(1)	(26,244)	(30,508)	(34,455)
Net policy charges and fee income	1,231,816	1,943,599	2,081,046
Asset management and service fees(2):			
Direct	97,984	90,658	97,887
Assumed	165,177	308,272	306,892
Ceded	(8,411)	(8,003)	(8,346)
Net asset management and service fees	254,750	390,927	396,433
Realized investment gains (losses), net:			
Direct	(4,688,812)	(2,208,057)	(1,137,422)
Assumed	12,350,170	(3,131,107)	(1,584,764)
Ceded	(172,551)	78,224	40,866
Realized investment gains (losses), net	7,488,807	(5,260,940)	(2,681,320)
Policyholders' benefits (including change in reserves):			
Direct	49,377	72,467	58,308
Assumed	(253,812)	156,320	89,284
Ceded(3)	(15,548)	(6,175)	(3,667)
Net policyholders' benefits (including change in reserves)	(219,983)	222,612	143,925
Interest credited to policyholders' account balances:			
Direct	175,053	85,454	82,444
Assumed	476,408	97,373	84,182
Ceded	(11,829)	(2,667)	(5,417)
Net interest credited to policyholders' account balances	639,632	180,160	161,209
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	1,694,472	1,036,119	988,951

(1) Includes $(0.4) million, $(2.6) million and $(1.0) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(2) Prior period amounts updated to conform to current period presentation.
(3) Includes $(13.8) million, $0.1 million and $(0.1) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.

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11. INCOME TAXES The following schedule discloses significant components of income tax expense (benefit) for each year presented: Year Ended December 31, 2021 2020 2019 (in thousands) Current tax expense (benefit): U.S. federal $ 241,355 $ 91,707 $ 14,381 State and local 2,588 0 0 Total 243,943 91,707 14,381 Deferred tax expense (benefit): U.S. federal 1,050,062 (957,427) (305,482) Total 1,050,062 (957,427) (305,482) Income tax expense (benefit) 1,294,005 (865,720) (291,101) Income tax expense (benefit) reported in equity related to: Other comprehensive income (loss) (362,398) 293,588 200,447 Total income tax expense (benefit) $ 931,607 $ (572,132) $ (90,654) Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit) The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2021, 2020 and 2019, and the reported income tax expense (benefit) are summarized as follows: Year Ended December 31, 2021 2020 2019 (in thousands) Expected federal income tax expense (benefit) $ 1,314,467 $ (847,347) $ (268,890) Non-taxable investment income (11,542) (10,942) (12,019) Tax credits (9,803) (7,908) (11,708) Other 883 477 1,516 Reported income tax expense (benefit) $ 1,294,005 $ (865,720) $ (291,101) Effective tax rate 20.7% 21.5% 22.7 % The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes”. The Company’s effective tax rate for fiscal years 2021, 2020 and 2019 was 20.7%, 21.5% and 22.7%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2021, 2020 and 2019, and the Company’s effective tax rate during the periods presented: Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $11 million of the total $12 million of 2021 non-taxable investment income, $10 million of the total $11 million of 2020 non-taxable investment income, and $11 million of the total $12 million of 2019 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 115

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance. Schedule of Deferred Tax Assets and Deferred Tax Liabilities As of December 31, 2021 2020 (in thousands) Deferred tax assets: Insurance reserves $ 241,627 $ 2,648,343 Investments 830,326 425,467 Other 563 539 Deferred tax assets 1,072,516 3,074,349 Deferred tax liabilities: VOBA and deferred policy acquisition cost 109,877 879,072 Deferred sales inducements 61,970 150,065 Net unrealized gain on securities 55,683 506,543 Deferred tax liabilities 227,530 1,535,680 Net deferred tax asset (liability) $ 844,986 $ 1,538,669 The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2021 and 2020. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable. The Company’s Income (loss) from operations before income taxes includes income (loss) from domestic operations of $6,259 million, $(4,035) million, and $(1,280) million for the years ended December 31, 2021, 2020 and 2019, respectively. Tax Audit and Unrecognized Tax Benefits The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company had no unrecognized tax benefits as of December 31, 2021, 2020, and 2019. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties. At December 31, 2021, the Company remains subject to examination in the U.S. for tax years 2014 through 2021. The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 116

12. EQUITY Accumulated Other Comprehensive Income (Loss) AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows: Balance, December 31, 2019 (934) 429,546 428,612 Change in OCI before reclassifications 286 1,389,181 1,389,467 Amounts reclassified from AOCI 0 8,568 8,568 Income tax benefit (expense) (60) (293,528) (293,588) Balance, December 31, 2020 (708) 1,533,767 1,533,059 Change in OCI before reclassifications (596) (388,886) (389,482) Amounts reclassified from AOCI 0 (1,336,219) (1,336,219) Income tax benefit (expense) 125 362,273 362,398 Balance, December 31, 2021 $ (1,179) $ 170,935 $ 169,756 Accumulated Other Comprehensive Income (Loss) Foreign Currency Translation Adjustment Net Unrealized Investment Gains (Losses)(1) Total Accumulated Other Comprehensive Income (Loss) (in thousands) Balance, December 31, 2018 $ (1,078) $ (323,295) $ (324,373) Change in OCI before reclassifications 182 956,373 956,555 Amounts reclassified from AOCI 0 (3,123) (3,123) Income tax benefit (expense) (38) (200,409) (200,447) (1) Includes cash flow hedges of $25 million, $(43) million and $0 million as of December 31, 2021, 2020, and 2019, respectively. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 117

Reclassifications out of Accumulated Other Comprehensive Income (Loss) Year Ended December 31, 2021 2020 2019 (in thousands) Amounts reclassified from AOCI(1)(2): Net unrealized investment gains (losses): Cash flow hedges - Currency/Interest rate(3) $ 34,471 $ (4,766) $ 7,054 Net unrealized investment gains (losses) on available-for-sale securities 1,301,748 (3,802) (3,931) Total net unrealized investment gains (losses)(4) 1,336,219 (8,568) 3,123 Total reclassifications for the period $ 1,336,219 $ (8,568) $ 3,123 (1) All amounts are shown before tax. (2) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI. (3) See Note 4 for additional information on cash flow hedges. (4) See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs and future policy benefits and other liabilities. Net Unrealized Investment Gains (Losses) Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recorded, and all other net unrealized investment gains (losses), are as follows: Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 118

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI Loss has been Recognized	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recorded (1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits and Other Liabilities(5)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)						
Balance, December 31, 2018	$ (3,334)	$ 0	$ (413,575)	$ 7,386	$ 1,045	$ 85,183	$ (323,295)
Net investment gains (losses) on investments arising during the period	17,795	0	1,139,167	0	0	(243,237)	913,725
Reclassification adjustment for (gains) losses included in net income	(100)	0	(3,023)	0	0	657	(2,466)
Reclassification adjustment for OTTI losses excluded from net income(2)	(52)	0	52	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	(163,561)	(37,028)	42,171	(158,418)
Balance, December 31, 2019	14,309	0	722,621	(156,175)	(35,983)	(115,226)	429,546
Reclassification due to implementation of ASU 2016-13 (6)	(14,309)	0	14,309	0	0	0	0
Net investment gains (losses) on investments arising during the period	0	59	1,623,552	0	0	(341,050)	1,282,561
Reclassification adjustment for (gains) losses included in net income	0	3	8,565	0	0	(1,800)	6,768
Reclassification due to allowance for credit losses recorded during the period	0	(60)	60	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	(207,254)	(27,176)	49,322	(185,108)
Balance, December 31, 2020	0	2	2,369,107	(363,429)	(63,159)	(408,754)	1,533,767
Net investment gains (losses) on investments arising during the period	0	2,017	(794,548)	0	0	166,868	(625,663)
Reclassification adjustment for (gains) losses included in net income	0	(2,141)	(1,334,078)	0	0	280,177	(1,056,042)
Reclassification due to allowance for credit losses recorded during the period	0	125	(125)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	347,705	55,940	(84,772)	318,873
Balance, December 31, 2021	$ 0	$ 3	$ 240,356	$(15,724)	$ (7,219)	$ (46,481)	$ 170,935

(1) Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3) Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4) "Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(5) "Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(6) Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

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13. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis. Statutory net income (loss) of the Company amounted to $2,045 million, $(768) million and $(2,052) million for the years ended December 31, 2021, 2020 and 2019, respectively. Statutory surplus of the Company amounted to $1,019 million and $6,131 million at December 31, 2021 and 2020, respectively. Prior year amounts have been updated to conform to finalized statutory filings where applicable. The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC. The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus, as of December 31 of the preceding year, or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, together with other dividends or distributions made within the preceding twelve months, the Company is not permitted to pay a dividend in 2022 without prior notification. In March, June, August, and December 2021, the Company paid an extra-ordinary dividend of $192 million, $188 million, $1,120 million and $373 million, respectively, to its parent, PAI. In August and December 2021, the Company paid an extra- ordinary dividend of $2,694 million and $77 million, respectively, to its parent, PAI, which was recorded as a return of capital. In March, June, September, and December 2020, the Company paid an extra-ordinary dividend of $207 million, $173 million, $192 million and $188 million, respectively to PAI, which was recorded as a return of capital. In March, June, September, and December 2019, the Company paid an extra-ordinary dividend of $245 million, $247 million, $245 million and $241 million respectively to PAI, which was recorded as a return of capital. 14. RELATED PARTY TRANSACTIONS The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. Expense Charges and Allocations The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses. The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $0.4 million, $0.1 million and $0.1 million for each of the years ended December 31, 2021, 2020 and 2019, respectively. The expense charged to the Company for the deferred compensation program was $1.5 million, $0.7 million and $0.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $7.2 million, $3 million and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2.9 million, $2 million and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 120

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $2.7 million, $1.3 million and $0.9 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $467 million, $211 million and $97 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company's share of corporate expenses was $35 million, $20 million and $25 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $23 million, $23 million and $14 million for the years ended December 31, 2021, 2020 and 2019, respectively. These expenses are recorded as "Net investment income" in the Statements of Operations and Comprehensive Income.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $0 million and $534 million as of December 31, 2021 and 2020, respectively. "Net investment income" related to these ventures includes gains of $18 million, $17 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Affiliated Asset Management and Service Fees

The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust and The Prudential Series Fund. Income received from ASTISI and PGIM Investments related to this agreement was $96 million, $89 million and $96 million for the years ended December 31, 2021, 2020 and 2019, respectively. These revenues are recorded as "Asset management and service fees" in the Statements of Operations and Comprehensive Income.

Affiliated Notes Receivable

Affiliated notes receivable included in "Receivables from parent and affiliates" at December 31, were as follows:

	Maturity Dates	Interest Rates	2021	2020
			(in thousands)	
U.S. dollar fixed rate notes	2026 - 2027	2.62% - 14.85 %	$ 0	$ 56,025
Total long-term notes receivable - affiliated(1)			$ 0	$ 56,025

(1) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates. Effective August 2021, the Company transferred these affiliated loan receivables to Pruco Life at fair value.

There was no accrued interest receivable related to these loans as of December 31, 2021 and 2020, respectively. Revenues related to these loans were $0.9 million, $1.5 million and $0.1 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are included in "Other income."

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Affiliated Commercial Mortgage Loan The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follows: Maturity Date Interest Rate 2021 2020 (in thousands) Affiliated Commercial Mortgage Loan 2025 4.65% $ 0 $ 74,005 The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage on an on-going basis. Effective July 2021, the Company transferred this affiliated commercial mortgage loan to Pruco Life as part of the 2021 Variable Annuities Recapture. See Note 1 for additional information. Accrued interest receivable related to the loan was $0 million and $0.3 million as of December 31, 2021 and 2020, respectively, and is included in “Accrued investment income.” Revenues were $1.7 million and $2.1 million for the years ended December 31, 2021 and 2020, respectively and is included in “Net investment income.” Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 122

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in-capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2021 and 2020, excluding those related to the 2021 Variable Annuities Recapture effective July 1, 2021, as described in Note 1.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)			
Prudential International Insurance Service Company	March 2020	Purchase	Fixed Maturities	$ 107,014	$ 107,014	$ 0	$ 0
Prudential Insurance	March 2020	Purchase	Fixed Maturities	$ 258,885	$ 258,885	$ 0	$ 0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$ 91,131	$ 91,131	$ 0	$ 0
Prudential Insurance	June 2020	Sale	Fixed Maturities	$ 65,646	$ 57,699	$ 0	$ 7,947
Gibraltar Life Insurance Company	June 2020	Purchase	Fixed Maturities	$ 222,091	$ 222,091	$ 0	$ 0
Prudential Insurance	April 2021	Purchase	Fixed Maturities	$ 200,873	$ 200,873	$ 0	$ 0
Prudential Insurance	April 2021	Purchase	Commercial Mortgages	$ 176,904	$ 176,904	$ 0	$ 0
Vantage Casualty Insurance Co.	June 2021	Purchase	Fixed Maturities	$ 14,662	$ 14,662	$ 0	$ 0
Prudential Insurance	June 2021	Sale	Equities	$ 3,050	$ 3,013	$ 0	$ 37
Pruco Life	June 2021	Sale	Equities	$ 40,284	$ 38,026	$ 0	$ 2,258
Passaic Fund LLC	June 2021	Transfer Out	Other Invested Assets	$ 12,350	$ 12,350	$ 0	$ 0
Passaic Fund LLC	July 2021	Transfer Out	Other Invested Assets	$ 195,776	$ 195,926	$ 0	$ (150)
Prudential Insurance	September 2021	Purchase	Fixed Maturities	$ 2,104	$ 2,104	$ 0	$ 0
Prudential Insurance	September 2021	Sale	Fixed Maturities	$ 11,788	$ 10,844	$ 0	$ 944
Prudential Retirement Insurance and Annuity Company	September 2021	Sale	Fixed Maturities	$ 26,086	$ 24,349	$ 0	$ 1,737
Prudential Retirement Insurance and Annuity Company	September 2021	Purchase	Fixed Maturities	$ 35,311	$ 35,311	$ 0	$ 0
Prudential Insurance	September 2021	Purchase	Derivatives	$ 71	$ 71	$ 0	$ 0

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Notes to Financial Statements—(Continued)

Prudential Retirement Insurance and Annuity Company	September 2021	Purchase	Derivatives	$ (991)	$ (991)	$ 0	$ 0
Prudential Financial	October 2021	Sale	Equities	$ 10,000	$ 10,000	$ 0	$ 0
Pruco Life	November 2021	Sale	Derivatives	$ 1,112	$ 0	$ 0	$ 1,112
Prudential Arizona Reinsurance	November 2021	Purchase	Fixed Maturities	$ 55,304	$ 55,304	$ 0	$ 0
Pruco Life	December 2021	Transfer Out	Fixed Maturities	$2,037,619	$1,934,118	$ 0	$ 103,501
Pruco Life	December 2021	Sale	Fixed Maturities	$ 57,087	$ 56,977	$ 0	$ 110
Prudential Financial	December 2021	Dividend	Fixed Maturities	$ 166,676	$ 166,676	$ 0	$ 0
Prudential Financial	December 2021	Sale	Fixed Maturities	$ 144,465	$ 138,020	$ 0	$ 6,445
Prudential Financial	December 2021	Purchase	Commercial Mortgage Loan	$ 184,525	$ 184,525	$ 0	$ 0
Pruco Life	December 2021	Transfer Out	Commercial Mortgage Loan	$ 538,152	$ 517,309	$ 0	$ 20,843
Pruco Life	December 2021	Sale	Derivatives	$ 8,455	$ 2,345	$ 0	$ 6,110

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Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Debt Agreements

The Company is authorized to borrow funds up to $9 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short and long-term debt to affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2021	Amount of Notes - December 31, 2020	Interest Rate	Date of Maturity
		(in thousands)			
Prudential Insurance	4/20/2016	$ 0	$ 93,671	3.47 %	6/20/2021
Prudential Insurance	4/20/2016	0	93,671	4.39 %	12/15/2023
Prudential Insurance	4/20/2016	0	28,102	4.39 %	12/15/2023
Prudential Insurance	4/20/2016	0	37,468	3.95 %	6/20/2024
Prudential Insurance	4/20/2016	0	93,671	3.95 %	6/20/2024
Prudential Insurance	4/20/2016	0	46,835	3.95 %	6/20/2024
Prudential Insurance	6/28/2016	0	26,000	2.59 %	6/28/2021
Total loans payable to affiliates		$ 0	$ 419,418		

Effective August 2021, $300 million in long-term debt was transferred from the Company to Pruco Life based on the market value of the loans plus accrued interest which totaled $326 million. The Company recognized a loss of $24 million on the transfer. The $300 million debt was legally extinguished.

The total interest expense to the Company related to loans and other payables to affiliates was $9 million, $53 million and $107 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Contributed Capital and Dividends

Through December 31, 2021, 2020 and 2019, the Company did not receive any capital contributions.

In March 2022, the Company had a return of capital in the amount of $306 million to PAI. In July of 2021, in connection with the 2021 Variable Annuities Recapture, there was a $3,813 million return of capital to PAI. In March, June, September and December of 2020, there was a $207 million, $173 million, $192 million and $188 million return of capital, respectively, to PAI. In March, June, September and December of 2019, there was a $245 million, $247 million, $245 million and $241 million return of capital, respectively, to PAI.

In March, June and December of 2021, the Company paid a dividend of $192 million, $188 million and $451 million, respectively, to PAI. In 2020, the Company did not pay any dividends to PAI.

Reinsurance with Affiliates

As discussed in Note 10, the Company participates in reinsurance transactions with certain affiliates.

15. COMMITMENTS AND CONTINGENT LIABILITIES

Commitments

The Company has made commitments to fund commercial mortgage loans. As of December 31, 2021 and 2020, the outstanding balances on these commitments were $21 million and $48 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of both December 31, 2021, and 2020, which is a change of $0.0 million and $0.1 million for the years ended December 31, 2021 and 2020, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2021 and 2020, $96 million and $305 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2021 and 2020.

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Contingent Liabilities On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines. The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position. Litigation and Regulatory Matters The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2021, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $150 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews. Regulatory Variable Products The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter. Summary The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 126

16. CONTRACT WITHDRAWAL PROVISIONS Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contract holders at market value. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years. Item 9. Changes in and Disagreements with Independent Accountants on Accounting and Financial Disclosure None. Item 9A. Controls and Procedures Management’s Annual Report on Internal Control Over Financial Reporting on the effectiveness of internal control over financial reporting as of December 31, 2021 is included in Part II, Item 8 of this Annual Report on Form 10-K. In order to ensure that the information we must disclose in our filings with the SEC is recorded, processed, summarized, and reported on a timely basis, the Company’s management, including our Chief Executive Officer and Chief Financial Officer, have reviewed and evaluated the effectiveness of our disclosure controls and procedures, as defined in the Securities Exchange Act of 1934, as amended (“Exchange Act”) Rules 13a-15(e), as of December 31, 2021. Based on such evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that, as of December 31, 2021, our disclosure controls and procedures were effective. No change in our internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f), occurred during the quarter ended December 31, 2021 that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting. Item 9B. Other Information None. Item 9C. Disclosure Regarding Foreign Jurisdictions That Prevent Inspections Not applicable. Table of Contents Prudential Annuities Life Assurance Corporation Notes to Financial Statements—(Continued) 127

PART III Item 10. Directors, Executive Officers and Corporate Governance Omitted pursuant to General Instruction I(2)(c) of Form 10-K. Item 14. Principal Accountant Fees and Services The information called for by this item is hereby incorporated herein by reference to the relevant portions of Prudential Financial's Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on May 10, 2022. Table of Contents 128

PART IV Item 15. Exhibits and Financial Statement Schedules The following documents are filed as part of this report: Page (a) (1) Financial Statements-Item 8. Financial Statements and Supplementary Data 48 (2) Financial Statement Schedules: Schedule I—Summary of Investments Other Than Investments in Related Parties as of December 31, 2021 130 Any remaining schedules provided for in the applicable SEC regulations are omitted because they are either inapplicable or the relevant information is provided elsewhere within this Form 10-K. (3) Exhibits 3. (i)(a) Certificate Restating the Certificate of Incorporation of American Skandia Life Assurance Corporation, dated February 8, 1988 is incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (i)(b) Certificate of Amendment to the Restated Certificate of Incorporation of American Skandia Life Assurance Corporation, dated December 17, 1999 is incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (i)(c) Certificate of Amendment changing the name from American Skandia Life Assurance Corporation to Prudential Annuities Life Assurance Corporation, effective as of January 1, 2008, is incorporated by reference to the Company’s Form 10-K, Registration No 33-44202, filed March 15, 2011. (i)(d) Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013, are incorporated by reference to the Company’s Form 8-K, Registration No. 33-44202, filed August 30, 2013. (ii)(a) By-Laws of American Skandia Life Assurance Corporation, as amended June 17, 1998, are incorporated by reference to the Company’s Form 10-K, Registration No. 33-44202, filed March 27, 2004. (ii)(b) By-Laws of Prudential Annuities Life Assurance Corporation, as amended and restated effective January 1, 2008, are incorporated by reference to the Company’s Form 10-K, Registration No 33-44202, filed March 15, 2011. (ii)(c) Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation, effective August 31, 2013, are incorporated by reference to the Company’s Form 8-K, Registration No. 33-44202, filed August 30, 2013. 23.1 Consent of PricewaterhouseCoopers LLP. 24. Powers of Attorney are filed herewith. 31.1 Section 302 Certification of the Chief Executive Officer. 31.2 Section 302 Certification of the Chief Financial Officer. 32.1 Section 906 Certification of the Chief Executive Officer. 32.2 Section 906 Certification of the Chief Financial Officer. 101.INS - XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document. 101.SCH - XBRL Taxonomy Extension Schema Document. 101.CAL - XBRL Taxonomy Extension Calculation Linkbase Document 101.LAB - XBRL Taxonomy Extension Label Linkbase Document 101.PRE - XBRL Taxonomy Extension Presentation Linkbase Document 101.DEF - XBRL Taxonomy Extension Definition Linkbase Document 104.Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101) Table of Contents 129

Prudential Annuities Life Assurance Corporation Schedule I Summary of Investments Other Than Investments in Related Parties As of December 31, 2021 (in thousands) Type of Investment Amortized Cost or Cost Fair Value Amount Shown in the Balance Sheet Fixed maturities, available-for-sale: Bonds: U.S. Treasury securities and obligations of U.S. government authorities and agencies $ 654,389 $ 726,825 $ 726,825 Obligations of U.S. states and their political subdivisions 280,875 295,660 295,660 Foreign governments 106,240 114,366 114,366 Asset-backed securities 1,057,995 1,062,358 1,062,358 Commercial mortgage-backed securities 692,232 706,320 706,320 Residential mortgage-backed securities 71,629 74,157 74,157 Public utilities 527,416 550,885 550,885 All other corporate bonds 5,139,057 5,211,910 5,211,910 Redeemable preferred stock 26,403 28,485 28,485 Total fixed maturities, available-for-sale $ 8,556,236 $ 8,770,966 $ 8,770,966 Equity securities: Common stocks: Other common stocks $ 225,363 $ 220,381 $ 220,381 Mutual funds 97,926 101,500 101,500 Perpetual preferred stocks 0 0 0 Total equity securities, at fair value $ 323,289 $ 321,881 $ 321,881 Fixed maturities, trading $ 27,641 $ 27,237 $ 27,237 Commercial mortgage and other loans 1,503,602 1,503,602 Policy loans 11,554 11,554 Short-term investments 875,426 875,426 Other invested assets 94,079 94,079 Total investments $ 11,391,827 $ 11,604,745 Item 16. Form 10-K Summary None. Table of Contents 130

SIGNATURES Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton, and State of Connecticut on the 14th day of March 2022. PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION (Registrant) By: /s/ Dylan J. Tyson Dylan J. Tyson President and Chief Executive Officer Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 14, 2022. Signature Title /s/ Dylan J. Tyson President, Dylan J. Tyson Chief Executive Officer and Director /s/ Robert E. Boyle Chief Financial Officer and Director Robert E. Boyle * Caroline A. Feeney Director Caroline A. Feeney * Nandini Mongia Director Nandini Mongia * Candace J. Woods Director Candace J. Woods * By: /s/ Lynn K. Stone Lynn K. Stone (Attorney-in-Fact) Table of Contents 131